SEMI-ANNUAL REPORT

June 30, 1999

[ATLAS LOGO]

The investments you want from the people you trust.

NOT FDIC INSURED

Table of Contents
--------------------------------------------------------------------------------

Letter from the President...................................      2
Atlas Stock and Bond Fund Total Returns.....................      7
Statements of Investments in Securities and Net Assets......      8
Statements of Assets and Liabilities........................     34
Statements of Operations....................................     36
Statements of Changes in Net Assets.........................     38
Financial Highlights........................................     42
Notes to Financial Statements...............................     52

                                                               [GRAPHIC]
                         We Want You To Know...

Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

[Atlas Funds Logo]

              FROM THE OFFICE OF MARION O. SANDLER
              President and Chief Executive Officer

              Dear Valued Shareholder,

                  The stock market continued its record climb during the
              first half of 1999. At the end of the second quarter, the Standard & Poor's 500 Index closed at an all-time high, with a gain of 11.7% for the first six months. The Dow Jones Industrial Average experienced even stronger gains, rising 19.5%, but closing below its record May high.
                  The strength of the U.S. economy, improving financial
              conditions around the world, and fears of inflation put pressure on long-term interest rates, which rose sharply during the first half. In line with expectations, the Federal Reserve's Open Market Committee raised the overnight federal funds rate by one quarter of one percent on June 30, 1999. The increase was the first change since the fall of 1998, when the Federal Reserve reduced rates to ease the global currency crisis.

                               The Markets Year To Date

                  The brisk U.S. economy, low inflation, and growth in
              corporate earnings drove stock prices higher during the first half of the year. Consumer confidence was at an all time high and translated into strong gains in spending, particularly for housing and automobiles.
                  For the past several years, the stocks of large,
              growth-oriented companies have experienced the greatest gains, while most other equities lagged behind. The second quarter saw a change in market leadership, as stocks of small and medium-sized companies showed renewed strength. "Value" stocks, such as chemicals and oils, that are low priced compared to their earnings potential also outperformed the large growth companies. Outside the U.S., stock markets in many emerging countries that had experienced financial turmoil during 1998 showed impressive gains.
                  Despite strong growth in the U.S. during the first
              half, inflation was held in check by falling commodity prices and gains in productivity. However, many analysts, including those at the Federal Reserve, feared these trends could not continue and that vigorous consumer spending, tight labor markets, and accelerating wages might lead to a surge in inflation.
                  The benchmark 30-year Treasury bond began the year at
              5.10% and rose to 5.60% by the end of the first quarter. Rates peaked at 6.16% on June 14, as markets anticipated that the Open Market Committee of the Federal Reserve would raise interest rates. On June 30, this group raised rates by one quarter of one percent, while the Fed changed its stance regarding possible future rate increases from "probable" to "neutral." Bond prices recovered somewhat and the rate on 30-year Treasuries closed out the quarter at 5.96%.
                  The following sections provide an overview of the
              Atlas Funds for the first half of 1999. Total returns discussed below are for Class A shares (for complete performance information, please see page 7). Of course, past performance is no guarantee of future results, but the funds' track records are important to consider.

                                     Stock Funds

                  The Growth and Income Fund produced a first half total
              return of 13.75%, significantly outdistancing the Lipper average return for Growth and Income Funds of 10.93%. Total return for the year ended June 30th was 23.91% versus the Lipper average return of 14.48%. For the one year period, the fund outperformed 767 of its 843 peers, placing it in the top

              10%. On a longer term basis, the fund ranked in the top 16% of its peer group for the past five years(1). In June, Value Line awarded the Growth and Income Fund a ranking of "1," placing it among the top 10% of funds they tracked(2), and it was given a prestigious 5-Star rating by Mutual Funds magazine(3). The fund invests primarily in stocks of large, well-known U.S. companies. During the first half, the manager responded to changes in the economy by increasing holdings in consumer stocks and reducing positions in the financial sector. At the end of the period, the portfolio was 75% invested in stock, 16% in convertible securities and bonds, and 9% in cash.
                  The Global Growth Fund achieved a total return of
              11.74% during the first half, outperforming the Lipper average return for Global Funds of 10.80%. The average annual total return since inception on 4/30/96 was 20.19%, placing the fund in the top 14% of its peer group(4). In June, the fund earned a coveted 5-Star rating from Morningstar, the well-known mutual fund rating service(5). The portfolio is invested in stocks of growth-oriented companies throughout the world, with a substantial portion in the U.S. and western Europe. At the end of the second quarter, 36% of assets were in U.S. markets, 44% in Europe, which managers believed to have an increasingly positive outlook, and 15% in emerging markets. Ninety-eight percent of holdings were in stocks and 2% in cash.
                  The Strategic Growth Fund produced a total return of
              10.23% for the first six months. The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies that trade at reasonable prices. During second quarter, the fund benefited from a stronger market for medium-sized companies and value stocks, and it produced a solid return of 11.73%. The fund's second quarter performance beat both the 7.06% gain for the S&P 500 Index and the 7.07% average return for its peers as tracked by Lipper. The fund's manager continues to emphasize technology stocks, telecommunications equipment, and consumer cyclicals, such as retailers. As of June 30, the portfolio was 82% invested in equities and 18% in cash.
                  The Balanced Fund gained 3.29% for the first half. In
              February in its annual Mutual Fund Scoreboard issue, Business Week magazine put the Balanced Fund on its A-List for superior risk-adjusted returns. In order to receive an "A," the fund placed in the top 7.5% of approximately 1,400 equity funds with five years or more of performance history(6). The

              (1) Lipper Analytical Services, Inc. ranked the fund 76
                  out of 843 for total return for one year and 50 out of 323 for five years ended 6/30/99 for the Growth and Income Fund category.

              (2) Value Line rankings are as of 6/30/99 and are based on one- and five-year Growth Persistence, as well as three-year risk-adjusted performance. Growth Persistence is a proprietary measure of the consistency of positive monthly returns, and risk-adjusted performance is three-year total return divided by three-year monthly standard deviation. The Growth and Income Fund was ranked against 3,548 Equity and Partial Equity Funds. The top 10% of funds in each category receive an Overall Ranking of 1 (Highest).

              (3) Mutual Fund magazine's overall rating among 2,396
                  equity funds is as of 6/25/99. Ratings reflect historical risk-adjusted performance and are subject to change. Ratings are based on total return, relative to price fluctuations, over two to ten years. The fund was also given Five Stars for one and five years, among 2,851 and 1,257 funds. The top 20% of funds receive Five Stars.

              (4) Lipper Analytical Services, Inc. ranked the fund 63
                  out of 239 for total return for one year ended 6/30/99 for the Global Fund category, and 21 out of 151 since inception on 4/30/96.

              (5) Morningstar proprietary rating reflects historical
                  risk-adjusted performance as of 6/30/99 and is subject to change. The rating is based on the three-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects performance below 90-day T-Bill returns. The fund received Five Stars among 987 International Equity Funds rated for the three year period. The top 10% of funds in each category receive Five Stars.

              (6) Business Week ratings are based on five-year total
                  returns, adjusted for downside volatility. This year, 104 funds earned A's out of nearly 1,400 equity funds with the minimum five-year track record.

              manager invests in a diversified portfolio and adjusts the mixture of stocks, bonds and convertible securities to take advantage of "up markets" and conserve capital in "down markets." During the first half, holdings in electric utilities experienced strong gains, while oil and bank stocks were weaker performers. At the end of the period, 49% of the portfolio was in stocks, 32% in bonds, 10% in convertible securities, and 9% in cash.
                  The Emerging Growth Fund returned -8.15% during the
              first two quarters. The fund invests primarily in stocks of small, growth-oriented U.S. companies that are beyond the start-up phase, but are not yet established or mature. The fund manager looks for companies that have leadership potential in their market sectors and are likely to experience a growing demand for their products. The fund's first half performance was hurt by price declines in its health care and educational holdings and its underweighting of Internet stocks compared to its peers. The fund continues to focus on technology and consumer stocks. On June 30 the Emerging Growth Fund was 90% invested in stocks and 10% in cash.

                                      Bond Funds

                  The U.S. Government and Mortgage Securities Fund has
              continued to produce outstanding yields, beating at least 85% of its peers for yield in every single month for the past five years.(7) The 30-day yield on June 30 was an attractive 6.00%. For the first six months, the fund produced a total return of -0.13% versus an average loss of -2.67% for its peer group. In June the U.S. Government and Mortgage Securities Fund was awarded a ranking of "1" by Value Line, placing it in the top 10% of 1,390 taxable fixed income funds(8). The portfolio remained invested exclusively in mortgage-backed securities rated AAA or the equivalent.
                  Based on an average annual total return of 7.50% since
              inception of Lipper performance tracking on 5/31/96, the Strategic Income Fund ranked in the top 23% of its peers(9). The fund, impacted by falling bond prices, returned -0.10% for the first half. In its search for high yields, the fund spreads its assets across three broad sectors of the bond market: U.S. Government securities, foreign fixed income debt, and high yield, lower rated U.S. corporates. As of June 30, the 30-day yield was 8.1%, and the portfolio was 39% invested in U.S. Government securities, 31% in high yield debt, 23% in foreign bonds, and 7% in cash.
                  The California Municipal Bond Fund had a total return
              of -1.46% for the first six months, outperforming the Lipper average return for California Municipal Debt Funds of -1.74%. Total return for the year ended June 30 was 1.89%, exceeding the peer group average return of 1.60%. On June 30, the fund's double tax-free 30-day yield was 3.99%, for a taxable equivalent yield of 7.28%. The fund's manager has been placing greater emphasis on securities that offer higher yields, while maintaining investment grade quality. In fact, the

              (7) Lipper Analytical Services, Inc. ranked the fund 22
                  out of 184 for total return for one year and 36 out of 107 for five years ended 6/30/99 for the General U.S. Government Fund category. The source for yield rankings is the Lipper Mutual Fund Yield Survey, June 30, 1999.

              (8) Value Line rankings are as of 6/30/99 and are based on one- and five-year Growth Persistence, as well as three-year risk-adjusted performance. Growth Persistence is a proprietary measure of the consistency of positive monthly returns, and risk-adjusted performance is three-year total return divided by three-year monthly standard deviation.

              (9) Lipper Analytical Services, Inc. ranked the fund 36
                  out of 96 for total return for one year ended 6/30/99 and 14 out of 63 since inception on 5/31/96.

              portfolio ranks in the top 4% of its peers for credit quality, with 86% of the portfolio in bonds rated AAA and AA(10).
                  The National Municipal Bond Fund experienced a total
              return of -1.99% for the first half and 1.12% for the year ended June 30. At the end of the second quarter, the fund's tax-free 30-day yield was 4.23% for a taxable equivalent yield of 7.00%. The fund, like the California Municipal Bond Fund, has been focusing on investment grade securities offering higher yields. The portfolio continues to rank among the top third of its peer group for credit quality, with 56% of assets in AAA rated securities(10).

                                     Money Funds

                  During the first six months of the year, the Atlas
              Money Funds -- U.S. Treasury Money, California Municipal Money, and National Municipal Money -- provided investors with attractive yields, after-tax advantages, and money market stability. Unlike many of their peers, our money funds hold only top quality securities. They have continued to avoid issues that are backed by Japanese letters of credit, since these securities do not meet the stringent quality standards that we have imposed on our money market portfolios.

                      An Exciting New Atlas Tax-Deferred Annuity

                  At the end of the second quarter, Atlas introduced a
              new tax-deferred annuity with a highly attractive 8% first year interest rate, which included a 3% first year bonus rate. Atlas Tax-Deferred Annuities are available with no initial sales charge and come with an insurance company money back guarantee. If your investment objectives include stability of principal and reducing current income taxes, I encourage you to find out more about Atlas Tax-Deferred Annuities. If you're looking for tax-deferred growth, our variable annuity, Atlas Portfolio Builder may be right for you. For more information on the benefits of tax deferral and how it can work for you, call Atlas today at 1-800-933-ATLAS, or visit your Atlas Representative at a nearby World branch.

                      The Atlas Advantage: No Load Mutual Funds
                             With Person-To-Person Advice

                  When you invest in any Atlas Fund, you don't pay one
              cent in sales charges. And as an added benefit, your Atlas no load mutual funds come with the knowledge and expertise of a friendly Atlas Representative. Instead of doing business with some cold, impersonal voice over the phone, you'll meet with your Atlas Representative, person-to-person, in the comfort of a nearby branch of our sister company -- World Savings. Atlas offers you the kind of personal attention and professional advice that most no load funds simply do not provide.

                  The Investments You Want From the People You Trust

                  As a sister company of World Savings and a member of
              the $40 billion-strong Golden West Financial Corporation, Atlas is dedicated to giving you the quality products, personal service and caring professional advice you've come to expect from World. Your Atlas Representative will be happy to answer any questions you have about your funds and annuities, or prepare a complimentary review of your investment portfolio. For an appointment, just call 1-800-933-ATLAS.

              (10) Lipper Portfolio Analysis Report on Fixed Income
                   Funds (Tax-Exempt), March 31, 1999.

                  We appreciate the trust you've placed in Atlas, and we
              look forward to serving you for many years to come.

              Sincerely,

              /s/ Marion O. Sandler
              Marion O. Sandler
              President and Chief Executive Officer

Atlas Stock and Bond Fund Total Returns          for periods ended June 30, 1999
--------------------------------------------------------------------------------

                                                    Class A Shares                                  Class B Shares
                                      -------------------------------------------        -------------------------------------
                                      1 Year      5 Years       Since Inception                   1 Year              5 Years
                                      ------      -------      ------------------        -------------------------    --------
                                        at          at          at      inception        without           with       without
                                       net          net         net       date           deferred        deferred     deferred
                                      asset        asset       asset                      sales            sales       sales
                                      value        value       value                      charge         charge(1)     charge
                                        %            %           %                          %                %           %
------------------------------------------------------------------------------------------------------------------------------
Stock Funds:
Balanced -----------------------       4.09        15.23       12.53      9/93             3.58             0.64       14.59
Emerging Growth ----------------     -10.49         N.A.       11.38      4/97           -11.01           -13.68        N.A.
Global Growth ------------------      13.16         N.A.       20.19      4/96            12.58             9.58        N.A.
Growth and Income --------------      23.91        24.98       19.01     12/90            23.23            20.23       24.35
Strategic Growth ---------------       7.66        20.42       17.49      9/93             7.09             4.09       19.67

Bond Funds:
California Municipal Bond ------       1.89         5.80        7.08      1/90             1.34            -1.55        5.24
National Municipal Bond --------       1.12         5.84        7.16      1/90             0.70            -2.18        5.33
Strategic Income ---------------       0.56         N.A.        7.15      5/96            -0.19            -2.98        N.A.
U.S. Government and
Mortgage Securities ------------       2.84         6.94        7.49      1/90             2.34            -0.56        6.45

                                            Class B Shares
                                  ----------------------------------
                                           Since Inception
                                  ----------------------------------
                                  without       with       inception
                                  deferred    deferred       date
                                   sales        sales
                                   charge     charge(1)
                                     %            %
--------------------------------  ----------------------------------
Stock Funds:
Balanced -----------------------   14.59        14.59       7/94
Emerging Growth ----------------   10.64         9.82       4/97
Global Growth ------------------   19.48        19.05       4/96
Growth and Income --------------   24.35        24.35       7/94
Strategic Growth ---------------   19.67        19.67       7/94
Bond Funds:
California Municipal Bond ------    5.24         5.24       7/94
National Municipal Bond --------    5.33         5.33       7/94
Strategic Income ---------------    6.31         5.77       5/96
U.S. Government and
Mortgage Securities ------------    6.45         6.45       7/94

(1) Assumes complete redemption at the end of the given period and imposition of the maximum Contingent Deferred Sales Charge.
    There is no deferred sales charge after five years.

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Balanced Fund
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
COMMON STOCKS - 48.44%
  Aerospace/Defense - .77%
   AlliedSignal, Inc. .............          12,000        $    756,000
   Raytheon Co., Cl. A.............             191              13,155
  Automotive - .38%
   Delphi Automotive Systems
   Corp. ..........................          20,200             374,963
  Banks - 14.26%
   Banc One Corp. .................          31,000           1,846,438
   BankAmerica Corp. ..............          25,000           1,832,813
   Bank of Boston Corp. ...........          20,000           1,022,500
   Capital One Financial Corp. ....          18,000           1,002,375
   Charter One Financial, Inc. ....          15,000             417,188
   Chase Manhattan Corp. ..........          13,000           1,126,125
   CitiGroup.......................          21,000             997,500
   First Union Corp. ..............          25,000           1,175,000
   Fleet Financial Group, Inc. ....          20,000             887,500
   Keycorp.........................          20,000             642,500
   Mellon Bank Corp. ..............          26,000             945,750
   National City Corp. ............           8,000             524,000
   PNC Bank Corp. .................           8,000             461,000
   SunTrust Banks, Inc. ...........           8,000             555,500
   Summit Bancorp..................          13,000             385,313
   Union Planters Corp. ...........          10,000             446,874
  Chemicals & Allied
   Products - .83%
   Dexter Corp. ...................          12,000             489,750
   Engelhard Corp. ................          15,000             339,375
  Consumer Goods & Services - .51%
   Newell Rubbermaid, Inc. ........          10,900             506,850
  Drugs and Health Care - 2.02%
   American Home Products Corp. ...           7,000             402,500
   Bristol-Myers Squibb Co. .......          14,000             986,125
   Crescendo Pharmaceuticals Corp.
   (b).............................             145               2,501
   Hillenbrand Industries, Inc. ...           8,000             346,000
   Pharmacia & Upjohn, Inc. .......           5,000             284,063
  Electrical Utilities - 3.79%
   Allegheny Energy, Inc. .........           7,000             224,438
   American Electric Power Co. ....           2,500              93,906
   Central & South West Corp. .....          14,000             327,250
   DQE, Inc. ......................          10,000             401,250
   Florida Progress Corp. .........          13,000             537,063
   Illinova Corp. .................          19,000             517,750
   New Century Energies, Inc. .....           7,500             291,094
   Potomac Electric Power Co. .....           8,000             235,500
   SCANA Corp. ....................           7,000             163,625
   Texas Utilities Co. ............          12,000             495,000
   Unicom Corp. ...................          13,000             501,313
  Environmental Management - .30%
   Browning-Ferris Industries,
   Inc. ...........................           7,000             301,000
  Financial Services - 2.84%
   Associates First Capital
   Corp. ..........................           4,000             177,250
   Deluxe Corp. ...................          13,900             541,231
   FBR Asset Investment Corp.
   (a)(f)..........................          50,000             675,000
   H & R Block, Inc. ..............           5,000             250,000
   Household International,
   Inc. ...........................          18,399             871,653
   Imperial Credit Commercial
   Mortgage Investment Corp. ......          30,000             324,375
  Food & Beverages - .40%
   General Mills, Inc. ............           5,000             401,875
  Food Wholesalers - .54%
   SuperValue, Inc. ...............          15,000             543,561

Atlas Balanced Fund                                         (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
  Gas Utilities - 1.10%
   Enron Corp. ....................          11,000        $    899,250
   Enron Oil & Gas Co. ............          10,000             202,500
  Home Builders/Real Estate - 3.38%
   Anthracite Mortgage Capital,
   Inc. ...........................          25,000             164,063
   Archstone Communities Trust.....          20,000             438,750
   Avalonbay Communities, Inc. ....          15,000             555,000
   Cornerstone Properties, Inc. ...          18,000             285,750
   Equity Office Properties
   Trust...........................          20,000             512,500
   Equity Residential Properties
   Trust...........................          14,000             630,875
   Horizon Group Properties, Inc.
   (b).............................           1,000               3,250
   Prime Retail, Inc. .............          20,000             173,750
   Reckson Associates Realty
   Corp. ..........................          23,000             540,500
   Wilshire Real Estate Investment
   Trust...........................          20,000              77,500
  Industrial Manufacturing - .91%
   Sonoco Products Co. ............          16,000             479,000
   Tyco International, Ltd. .......           4,583             434,237
  Insurance - 4.00%
   Aetna, Inc. ....................          10,000             894,375
   Allstate Corp. .................           7,000             251,125
   American General Corp. .........          12,000             904,500
   Enhance Financial Services
   Group, Inc. ....................          18,000             355,500
   Hartford Financial Services
   Group, Inc. ....................           7,000             408,188
   IPC Holdings, Ltd. .............           5,000             100,000
   Reliance Group Holdings,
   Inc. ...........................          40,000             297,500
   St. Paul Companies, Inc. .......          25,000             795,313
  Machine Tools & Equipment - .70%
   Cooper Industries, Inc. ........           6,000             312,000
   Snap-On, Inc. ..................          11,000             398,063
  Manufacturing - .44%
   Pall Corp. .....................          20,000             443,750
  Oil & Gas - 3.89%
   Atlantic Richfield Co. .........           5,000             417,813
   Conoco, Inc. ...................          25,000             696,875
   MCN Energy Group, Inc. .........           8,000             166,000
   Phillips Petroleum Co. .........          10,000             503,125
   Royal Dutch Petroleum Co.,
   ADR.............................           8,000             482,000
   Tenneco, Inc. ..................          12,000             286,500
   Ultramar Diamond Shamrock
   Corp. ..........................          10,000             218,123
   Unocal Corp. ...................          12,000             475,500
   USX-Marathon Group..............          20,000             651,250
  Paper & Forest Products - 2.08%
   Fort James Corp. ...............          14,067             532,788
   International Paper Co. ........          10,000             505,000
   Smurfit-Stone Container Corp.
   (b).............................          10,000             205,625
   Westvaco Corp. .................          10,000             290,000
   Weyerhauser Co. ................           8,000             550,000
  Printing, Publishing & Allied
   Products - 1.19%
   Dun & Bradstreet Corp. .........          25,000             885,938
   Hollinger International,
   Inc. ...........................          20,000             237,500
   R. H. Donnelley Corp. ..........           3,200              62,600
  Retail Trade - .74%
   Family Dollar Stores, Inc. .....          16,000             384,000
   Sears Roebuck & Co. ............           8,000             356,500

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Balanced Fund                                         (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
  Telecommunications - 3.37%
   GTE Corp. ......................          14,000        $  1,060,500
   Motorola, Inc. .................          14,000           1,326,500
   SBC Communications, Inc. .......          17,000             986,000
                                                             ----------
  Total Common Stocks (cost: $38,282,199)                    48,481,168
                                                             ----------
CONVERTIBLE PREFERRED
  STOCKS - 9.40%
  Banks - 1.93%
   Bank of Portugal................             600              58,800
   National Australia Bank,
    Ltd. ..........................          30,000             911,250
   St. George Bank (a).............           8,000             402,000
   Westpac Banking Corp. STRYPES...          17,400             563,325
  Consumer Goods & Services - 1.39%
   Newell Financial Trust 1 (a)....          25,000           1,393,750
  Electrical Utilities - 1.09%
   Houston Industries, Inc. ACES...           3,500             417,375
   NiSource, Inc. .................           7,000             345,625
   Texas Utilities Co. ............           5,900             324,500
  Financial Services - .39%
   MCN Energy Group, Inc. .........          10,000             391,250
  Food & Related - .21%
   Chiquita Brands International,
    Inc. ..........................           5,000             210,000
  Homebuilders/Real Estate - .41%
   Kaufman & Broad Home Corp. .....          50,000             406,250
  Industrials - .14%
   Owens Corning Capital LLC MIPS
   (a).............................           3,000             142,125
  Insurance - 1.00%
   American Heritage Life
   Investment Corp. ...............           5,000             330,625
   PLC CAP Trust II................          11,500             667,000
  Leisure & Entertainment - .61%
   Premier Parks, Inc. PIES........           9,000             612,000
  Specialty Retailing - 1.16%
   Merrill Lynch-Dollar General
   Corp. STRYPES (b)...............          27,100           1,161,912
  Telecommunications - .60%
   Comcast Corp. ..................           7,000             603,750
  Transportation - .47%
   Union Pacific Corp. (a).........           8,800             465,300
                                                             ----------
  Total Convertible Preferred Stocks (cost:
    $8,567,140)                                               9,406,837
                                                             ----------
CONVERTIBLE BONDS - .63%
  Insurance - .36%
   Mutual Risk Management, 0% due
   10/30/15 (a)....................    $    500,000             356,250
  Metals Mining - .27%
   Inco, Ltd., 5.75% due
    07/01/04.......................    $    300,000             274,125
                                                             ----------
  Total Convertible Bonds (cost: $514,531)                      630,375
                                                             ----------
CORPORATE BONDS - 5.11%
  Automotive - .10%
   General Motors Acceptance Corp.,
   5.50% due 12/15/01..............    $    100,000              97,518

Atlas Balanced Fund                                         (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
  Banks - .60%
   Bank One Corp., 7.25% due
   08/15/04........................    $    590,000        $    603,349
  Broadcast, Radio & TV - .76%
   TCI Communications, Inc., 6.875%
   due 02/15/06....................    $    600,000             595,007
   Tele-Communications, Inc., 7.25%
   due 08/01/05....................    $    160,000             164,092
  Diversified Media - .08%
   Time Warner, Inc., 7.95% due
   02/01/00........................    $     80,000              80,800
  Drugs and Health Care - .25%
   R.P. Scherer Corp., 6.75% due
   02/01/04........................    $    250,000             248,010
  Financial Services - .25%
   PaineWebber Group, Inc., 7% due
   03/01/00........................    $    250,000             251,106
  Food & Beverages - .55%
   Coca-Cola Enterprises, 5.75% due
   11/01/08........................    $    600,000             553,180
  Food Processing - .26%
   ConAgra, Inc., 7.40% due
   09/15/04........................    $    250,000             256,511
  Foreign Government - .16%
   Treasury Corp. of Victoria, 9%
   due 09/04/02....................    $    228,000             163,602
  Gas Utilities - .32%
   Enron Corp., 7.625% due
   09/10/04........................    $    175,000             180,966
   Enron Corp., 9.875% due
   06/15/03........................    $    125,000             138,023
  Hotel/Gaming - .12%
   Circus Circus Enterprises, Inc.,
   6.75% due 07/15/03..............    $    125,000             119,227
  Oil and Gas - .33%
   Coastal Corp., 9.75% due
   08/01/03........................    $    300,000             330,861
  Paper & Forest Products - .20%
   Fletcher Challenge Canada, Ltd.,
   7.75% due 06/20/06..............    $    200,000             199,703
  Telephone Utilities - .55%
   Sprint Capital Corp., 6.875% due
   11/15/28........................    $    600,000             546,319
  Transportation - .58%
   Union Pacific Corp., 6.39% due
   11/01/04........................    $    600,000             581,430
                                                             ----------
  Total Corporate Bonds (cost: $5,258,175)                    5,109,704
                                                             ----------
UNITED STATES TREASURY
  NOTES - 27.24%
  6.625% due 03/31/02..............    $  6,000,000           6,150,000
  5.50% due 02/28/03...............    $ 10,000,000           9,928,130
  6.80% due 11/15/04...............    $    525,000             573,233
  Strip, 0% due 08/15/20...........    $ 40,000,000          10,614,360
                                                             ----------
  Total U.S. Treasury Notes (cost: $26,940,902)              27,265,723
                                                             ----------

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Balanced Fund                                         (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
SHORT-TERM SECURITIES - 8.70%
  Triparty Repurchase Agreement
   dated June 30, 1999 with
   Prudential Securities, Inc.,
   effective yield of 4.10%, due
   July 1, 1999, collateralized by
   FNMAs, 5.81%, April 19, 2004
   with a value of $8,883,877......    $  8,703,009        $  8,703,009
                                                             ----------
  Total Short-Term Securities (cost: $8,703,009)              8,703,009
                                                             ----------
TOTAL SECURITIES (COST: $88,265,956) - 99.52%                99,596,816
OTHER ASSETS AND LIABILITIES, NET - .48%                        483,924
                                                             ----------
NET ASSETS - 100.00%                                       $100,080,740
                                                             ----------
                                                             ----------

Atlas Emerging Growth Fund
-----------------------------------------------------------------------
                                        shares or             value
                                     face amount (i)         (note 1)
                                      -------------         ----------
COMMON STOCKS - 90.48%
  Apparel & Textiles - 1.29%
   Chico's Fas, Inc. (b)...........           2,600        $     61,100
   Cutter & Buck, Inc. (b).........           7,000             118,125
  Computer Hardware - 2.01%
   Network Appliance, Inc. (b).....           5,000             279,375
  Computer Software - 14.69%
   Advent Software, Inc. (b).......           3,100             207,506
   Concord Communications, Inc.
   (b).............................           4,000             180,000
   New Era of Networks, Inc. (b)...           5,000             219,374
   Redback Networks, Inc. (b)......             200              25,113
   SAGA Systems, Inc. (b)..........          16,000             204,000
   Software.com, Inc. (b)..........           1,400              32,463
   TenFold Corp. (b)...............           5,000             156,250
   Veritas Software Corp. (b)......           5,000             474,688
   Visio Corp. (b).................          10,000             380,625
   WebTrends Corp. (b).............           3,500             161,219
  Consumer Goods &
   Services - 15.31%
   Action Performance Co., Inc.
   (b).............................           5,000             164,688
   Advance Paradigm, Inc. (b)......           6,000             366,000
   Cornell Corrections, Inc. (b)...          14,000             230,125
   Getty Images, Inc. (b)..........          15,000             283,125
   Group Maintenance America Corp.
   (b).............................          10,000             129,375
   Maximus, Inc. (b)...............           6,000             172,500
   Rent-A-Center, Inc. (b).........           7,000             168,000
   Rent-Way, Inc. (b)..............           8,000             197,000
   SLI, Inc. (b)...................           6,300             170,100
   Student Advantage, Inc. (b).....           6,600              61,050
   Tetra Tech, Inc. (b)............          11,250             185,625
  Diversified Media - 1.40%
   Penton Media, Inc...............           8,000             194,000
  Drugs & Health Care - 3.28%
   Kendle International, Inc.
   (b).............................           7,000             112,000
   Pharmaceutical Product
   Development, Inc. (b)...........           5,000             136,875
   Renal Care Group, Inc. (b)......           8,000             207,000

Atlas Emerging Growth Fund                                  (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                     face amount (i)         (note 1)
                                     ----------------      ------------
  Education - 6.82%
   Career Education Corp. (b)......           8,000        $    270,500
   Education Management Corp.
   (b).............................          15,000             311,250
   ITT Educational Services, Inc.
   (b).............................           7,000             182,436
   Strayer Education, Inc. ........           6,000             184,125
  Electronics - 2.35%
   Maker Communications, Inc.
   (b).............................             600              18,450
   Pittway Corp., Cl. A............           9,000             307,688
  Energy Services &
   Producers - .90%
   Core Laboratories NV (b)........           9,000             125,438
  Environmental Management - 1.03%
   Casella Waste Systems, Inc., Cl.
   A (b)...........................           5,500             143,000
  Financial Services - 6.74%
   E-LOAN, Inc. (b)................           2,100              80,850
   First Sierra Financial, Inc.
   (b).............................           5,300             131,838
   Investors Financial Services
   Corp............................          16,000             640,000
   Resource America, Inc., Cl. A...           5,800              83,738
  Health Care/Supplies & Services - 5.55%
   Hanger Orthopedic Group, Inc.
   (b).............................          12,000             170,250
   Sabratek Corp. (b)..............          15,000             328,125
   Serologicals Corp. (b)..........          19,500             158,438
   Ventana Medical Systems, Inc.
   (b).............................           6,000             114,750
  Home Builders/Real Estate - 3.48%
   Fairfield Communities, Inc.
   (b).............................          30,000             483,750
  Industrial Services - .99%
   Metzler Group, Inc. (b).........           5,000             138,124
  Information Technology - 2.24%
   @plan, Inc. (b).................           4,000              59,000
   GoTo.com, Inc. (b)..............           1,300              36,156
   Juniper Networks, Inc. (b)......             300              44,680
   Mail.com, Inc. (b)..............           4,000              75,000
   OneSource Information Services,
   Inc. (b)........................           5,000              42,187
   Showcase Corp. (b)..............           6,300              54,338
  Insurance - 4.48%
   Annuity and Life Re (Holdings),
   Ltd.............................          15,000             336,563
   Medical Assurance, Inc. (b).....          10,000             285,625
  Internet Technology - 5.97%
   Ariba, Inc. (b).................             600              58,425
   Ask Jeeves, Inc. (b)............             200               2,800
   BackWeb Technologies, Ltd.
   (b).............................           3,000              81,375
   CAIS Internet, Inc. (b).........           4,500              82,688
   Clarent Corp. (b)...............           1,800              27,000
   CyberSource Corp. (b)...........           4,900              71,663
   Internet.com Corp. (b)..........             600               7,500
   Mpath Interactive, Inc. (b).....           6,000             132,000
   Online Resources &
   Communications Corp. (b)........           4,500              61,031
   Phone.com, Inc. (b).............           1,200              67,200
   Ramp Networks, Inc. (b).........           2,700              38,644
   Stamps.com, Inc. (b)............           3,600              63,000
   StarMedia Network, Inc. (b).....             500              32,063
   Viant Corp......................           3,000             103,875
  Leisure & Entertainment - 2.64%
   Cinar Films, Inc., Cl. B (b)....          15,000             367,500
  Restaurants - .22%
   Rubio's Restaurants, Inc. (b)...           2,000              30,625

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Emerging Growth Fund                                  (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                     face amount (i)         (note 1)
                                     ----------------      ------------
  Retail Trade - 7.48%
   David's Bridal, Inc. (b)........          14,400        $    224,100
   Handleman Co. ..................          24,000             283,500
   O'Reilly Automotive, Inc. (b)...           4,000             201,500
   The Pantry, Inc. (b)............           8,700             138,112
   School Specialty, Inc. (b)......          12,000             192,750
  Telecommunications - 1.61%
   Aware, Inc. (b).................           2,000              91,750
   Inet Technologies, Inc. (b).....           3,200              76,600
   Latitude Communications, Inc.
    (b)............................           4,300              55,900
                                                             ----------
  Total Common Stocks (cost: $10,850,312)                    12,575,201
                                                             ----------
SHORT-TERM SECURITIES - 8.09%
  Triparty Repurchase Agreement
   dated June 30, 1999 with
   Prudential Securities, Inc.,
   effective yield of 4.10%, due
   July 1, 1999, collateralized by
   FNMAs, 6.50%, July 1, 2029 with
   a value of $1,146,951...........    $  1,124,462           1,124,462
                                                             ----------
  Total Short-Term Securities (cost: $1,124,462)              1,124,462
                                                             ----------
TOTAL SECURITIES (COST: $11,974,774) - 98.57%                13,699,663
OTHER ASSETS AND LIABILITIES, NET - 1.43%                       198,348
                                                             ----------
NET ASSETS - 100.00%                                       $ 13,898,011
                                                             ----------
                                                             ----------

Atlas Global Growth Fund
-----------------------------------------------------------------------
                                     shares, units or         value
                                     face amount (i)         (note 1)
                                     -------------         ----------
COMMON STOCKS - 97.78%
  Aerospace/Defense - .64%
   Rolls-Royce PLC.................          72,200        $    306,421
  Automotive - 6.48%
   Autoliv, Inc....................          11,100             338,712
   Porsche AG, Preference..........             620           1,457,068
   Volkswagen AG...................          20,200           1,295,076
  Banks - 3.93%
   Banco Bradesco SA, Preference...      38,807,357             194,037
   Banco Frances del Rio de la
   Plata SA, Sponsored ADR.........          10,000             190,000
   Industrial Credit & Investment
   Corp. of India, Ltd. GDR (a)....          29,400             249,183
   Royal Bank of Scotland Group
    PLC............................          12,000             243,625
   Societe Generale de Paris.......           2,200             387,541
   UBS AG..........................           1,300             387,972
   Unicredito Italiano SPA.........          50,900             223,764
  Broadcast, Radio & TV - 9.03%
   Agora SA GDR (b)................          38,000             442,700
   Canal Plus......................           5,200           1,458,429
   Grupo Televisa SA, Sponsored GDR
   (a)(b)..........................          15,400             690,113
   ProSieben Media AG..............           9,685             439,244
   Television Broadcast, Ltd.
    (b)............................         120,000             562,981

Atlas Global Growth Fund                                    (continued)
-----------------------------------------------------------------------
                                     shares, units or         value
                                     face amount (i)         (note 1)
                                     ----------------      ------------
   Television Francaise............           2,000        $    465,899
   TeleWest Communications PLC
    (b)............................          55,274             248,308
  Computer Hardware - 3.09%
   Cisco Systems, Inc. (b).........           6,750             435,375
   Sun Microsystems, Inc. (b)......          15,100           1,040,013
  Computer Services - 1.06%
   Getronics NV....................          13,200             507,758
  Computer Software - 2.09%
   Cadence Design Systems, Inc.
    (b)............................          23,900             304,725
   Cap Gemini Sogeti SA............           4,400             691,180
  Conglomerate - 2.06%
   Bombadier, Inc., Cl. B..........          29,800             453,026
   Vivendi.........................           6,545             529,919
  Diversified Financial - 2.83%
   Allied Zurich PLC (b)...........          35,800             450,027
   American Express Co. ...........           2,000             260,250
   Associates First Capital
    Corp. .........................           5,100             225,994
   AXA China Region, Ltd. .........           3,400             414,588
  Drugs & Health Care - 12.69%
   Amgen, Inc. (b).................           5,500             334,813
   C. R. Bard, Inc. ...............           3,300             157,781
   Cardinal Health, Inc. ..........           3,500             224,438
   Eisai Co., Ltd. ................          18,000             354,720
   Elan Corp. PLC Sponsored ADR
   (b).............................          17,500             485,625
   Fresenius AG, Preference........           5,100             901,545
   Genset, Sponsored ADR (b).......          25,000             390,625
   Genzyme Corp. - General Division
   (b).............................           5,000             242,500
   Genzyme Surgical Products (b)...             895               3,944
   Gilead Sciences, Inc. (b).......           8,100             423,225
   Glaxo Wellcome PLC, Sponsored
   ADR.............................           5,000             283,125
   Hoya Corp.......................           3,000             169,304
   Millenium Pharmaceuticals, Inc.
    (b)............................           7,600             273,600
   Pliva D. D. GDR (a)(b)..........          30,450             458,273
   Quintiles Transnational Corp.
    (b)............................          11,900             499,800
   Rhoen-Klinikum AG...............           6,000             587,528
   Taisho Pharmaceutical Co.,
    Ltd. ..........................           8,000             264,408
  Electronics - 7.54%
   Advanced Micro Devices, Inc.
    (b)............................          12,500             225,781
   Affymetrix, Inc. (b)............           7,100             350,563
   Koninklijke Philips Electronics
    NV ............................           9,200             907,039
   Lernout & Hauspie Speech
   Products NV (b).................          11,800             418,163
   National Semiconductor Corp.
    (b)............................          44,400           1,123,875
   SGS-Thomson Microelectronics NV
   (b).............................           8,200             568,875
  Environmental Management - 3.32%
   Allied Waste Industries, Inc.
    (b)............................          25,300             499,675
   Rentokil Initial PLC............         110,600             431,475
   Societe Industrielle de
   Transports Automobiles SA.......           1,000             226,147
   Waste Management, Inc...........           7,900             424,625
  Financial Services - 2.00%
   Federal National Mortgage
   Association.....................           7,100             485,463
   Goldman Sachs Group, Inc. (b)...             600              43,350
   Morgan Stanley Dean Witter &
    Co. ...........................             700              71,750
   Nichiei Co., Ltd................           4,000             353,646
  Food & Beverages - 2.38%
   Cadbury Schweppes PLC...........          77,000             490,340

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Global Growth Fund                                    (continued)
-----------------------------------------------------------------------
                                     shares, units or         value
                                     face amount (i)         (note 1)
                                     ----------------      ------------
   Companhia Cervejaria Brahma,
   Preference......................         272,000        $    149,736
   Cresud SA, Sponsored ADR........           5,338              58,718
   Dairy Farm International
   Holdings, Ltd. .................         364,458             437,350
  Homebuilders/Real Estate - 1.26%
   Brazil Realty SA GDR (a)(f).....          25,000             311,628
   IRSA Inversiones y
   Representaciones SA.............          50,890             156,762
   Solidere GDR (a)................          15,000             134,625
  Hotel/Gaming - .72%
   International Game Technology...          18,500             342,250
  Industrial Manufacturing - 1.41%
   International Flavors &
   Fragrances, Inc.................          15,200             674,500
  Industrial Materials - 1.22%
   Hanson Trust PLC................          65,200             581,173
  Industrial Services - 2.05%
   Adecco SA.......................             612             327,896
   WPP Group PLC...................          77,100             650,171
  Insurance - 1.13%
   American International Group,
    Inc. ..........................           1,650             193,153
   Chubb Corp......................           5,000             347,500
  Leisure & Entertainment - .52%
   Corporacion Interamericana de
   Entretenimiento SA, Cl. B (b)...          62,436             197,952
   Resorts World Berhad (f)........          21,000              49,461
  Manufacturing - 3.87%
   Bulgari SPA.....................          74,500             499,755
   Olivetti SPA....................          97,100             233,500
   Pirelli SPA.....................         114,800             312,391
   Sidel SA........................           1,800             218,746
   Societe BIC SA..................          11,000             579,951
  Metals Mining - .07%
   Minerals Technologies, Inc......             600              33,488
  Oil & Gas - .16%
   BP Amoco PLC ADR................           4,242              76,025
  Printing, Publishing & Allied
   Products - 1.14%
   Reed International PLC..........          17,600             118,630
   Singapore Press Holdings,
    Ltd............................          25,000             425,794
  Retail trade - 1.80%
   Credit Saison Co., Ltd. ........          15,000             313,572
   Dixons Group PLC................          19,500             366,116
   Sonae Investimentos - SGPS SA...           5,300             180,169
  Specialty Retailing - 2.29%
   Circuit City Stores.............           5,200             483,600
   Dickson Concepts International,
    Ltd. ..........................         190,000             134,688
   Wella AG, Preference............             650             472,341
  Supermarkets - .74%
   Carrefour Supermarche SA........           2,400             352,517
  Telecommunications - 18.11%
   Alcatel Alsthom.................           1,800             253,255
   AT&T Corp.......................           7,900             440,919
   Hellenic Telecommunication
   Organization SA.................          16,666             356,947
   MCI Worldcom, Inc. (b)..........           5,100             439,875
   Nippon Telegraph and Telephone
   Corp. ..........................              50             582,524
   Nokia Corp., Sponsored ADR Cl.
    A..............................           4,800             439,500
   QUALCOMM, Inc. (b)..............          26,000           3,731,000
   Scientific-Atlanta, Inc. .......          15,600             561,600

Atlas Global Growth Fund                                    (continued)
-----------------------------------------------------------------------
                                     shares, units or         value
                                     face amount (i)         (note 1)
                                     ----------------      ------------
   SK Telecom Co., Ltd.............              90        $    120,518
   SK Telecom Co., Ltd. ADR........          13,905             236,385
   Tele Norte Leste Participacoes
    SA.............................      15,570,000             284,931
   Telecomunicacoes de Sao Paulo
    SA.............................       3,478,758             412,929
   Telstra Corp., Ltd. ............          89,500             512,299
   Videsh Sanchar Nigam, Ltd.,
   Sponsored GDR (a)...............          25,000             263,493
  Telephone Utilities - .62%
   Telecom Italia SPA..............          49,100             293,233
  Toys - 1.53%
   Hasbro, Inc.....................          16,100             449,794
   Nintendo Co., Ltd...............           2,000             278,455
                                                             ----------
  Total Common Stocks (cost: $36,877,146)                    46,641,764
                                                             ----------
RIGHTS, WARRANTS AND
  CERTIFICATES - .03%
  Olivetti Spa Warrants, Exp.
  07/99............................          97,100              13,321
  SK Telecom Co., Ltd. Rights, Exp.
  07/99............................              20                   0
                                                             ----------
  Total Rights, Warrants and Certificates (Cost: $0)             13,321
                                                             ----------
SHORT-TERM SECURITIES - 3.38%
  Triparty Repurchase Agreement
   dated June 30, 1999 with
   Prudential Securities, Inc.,
   effective yield of 4.10%, due
   July 1, 1999, collateralized by
   U.S. Treasury Bonds, 8.75%,
   August 15, 2020 with a value of
   $1,645,557......................    $  1,611,962           1,611,962
                                                             ----------
  Total Short-Term Securities (cost: $1,611,962)              1,611,962
                                                             ----------
TOTAL SECURITIES (COST: $38,489,108) - 101.19%               48,267,047
OTHER ASSETS AND LIABILITIES, NET - (1.19)%                    (565,397)
                                                             ----------
NET ASSETS - 100.00%                                        $47,701,650
                                                             ----------
                                                             ----------

Atlas Growth and Income Fund
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------            ----------
COMMON STOCKS - 74.78%
  Banks - 10.58%
   Bank of America Corp. ..........          70,000        $  5,131,875
   Fifth Third Bancorp.............         130,000           8,653,125
   First Tennessee National
    Corp. .........................         275,000          10,535,938
   Providian Financial Corp. ......         127,500          11,921,250
  Broadcast, Radio & TV - 1.30%
   Infinity Broadcasting Corp.
    (b)............................         150,000           4,462,500
  Computer Hardware - 3.54%
   Cisco Systems, Inc. ............          60,000           3,870,000
   EMC Corp. (b)...................         150,000           8,250,000
  Computer Software - 5.80%
   Compuware Corp. (b).............         200,000           6,362,500
   Microsoft Corp. (b).............         150,000          13,528,125
  Drugs & Health Care - 11.19%
   Amgen, Inc. (b).................          85,000           5,174,375
   Biogen, Inc. ...................         150,000           9,646,875

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Growth and Income Fund                                (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
   Dial Corp.......................         250,000        $  9,296,874
   Pharmacia & Upjohn, Inc. .......         250,000          14,203,125
  Financial Services - 3.13%
   Charles Schwab Corp. ...........          97,500          10,712,813
  Food & Beverages - 3.52%
   Anheuser-Busch Companies,
    Inc. ..........................         170,000          12,059,374
  Gas Utilities - 4.03%
   Enron Corp. ....................         169,000          13,815,750
  Industrial Manufacturing - 5.53%
   Tyco International, Ltd. .......         200,000          18,950,000
  Industrial Services - .93%
   Waters Corp. (b)................          60,000           3,187,500
  Insurance - 1.92%
   American International Group,
    Inc. ..........................          56,046           6,560,906
  Oil & Gas - 2.43%
   Exxon Corp. ....................          50,000           3,856,250
   Mobil Corp. ....................          45,000           4,455,000
  Retail Trade - 6.04%
   Abercrombie & Fitch Co. (b).....         180,000           8,640,000
   Wal-Mart Stores, Inc. ..........         250,000          12,062,500
  Semi-Conductors - 3.64%
   Uniphase Corp. (b)..............          75,000          12,450,000
  Specialty Retailing - 6.80%
   Best Buy Co., Inc. .............          80,000           5,400,000
   Home Depot, Inc. (b)............          90,000           5,799,375
   Linens 'n Things, Inc. (b)......         100,000           4,375,000
   Lowes Co's., Inc. ..............          50,000           2,834,375
   Tandy Corp. ....................         100,000           4,887,500
  Telecommunications - 4.40%
   AT&T Corp.......................         167,500           9,348,594
   MCI Worldcom, Inc. (b)..........          66,500           5,735,625
                                                             ----------
  Total Common Stocks (cost: $183,077,654)                  256,167,124
                                                             ----------
CONVERTIBLE PREFERRED
  STOCKS - 10.31%
  Computer Software - 3.50%
   Microsoft Corp..................         120,000          11,992,500
  Leisure & Entertainment - 2.98%
   Premier Parks, Inc..............         150,000          10,200,000
  Telecommunications - 3.83%
   Global TeleSystems Group,
    Inc............................          60,000           3,937,500
   Global TeleSystems Group, Inc.
    (a)............................         140,000           9,187,500
                                                             ----------
  Total Convertible Preferred Stocks (cost:
    $31,502,788)                                             35,317,500
                                                             ----------
CONVERTIBLE BONDS - 2.66%
  Computer Hardware - 1.44%
   EMC Corp., 3.25% due 03/15/02
    (a)............................    $  1,000,000           4,927,500
  Specialty Retailing - 1.22%
   Home Depot, Inc., 3.25% due
   10/01/01........................    $  1,500,000           4,171,875
                                                             ----------
  Total Convertible Bonds (cost: $2,710,056)                  9,099,375
                                                             ----------
UNITED STATES TREASURY
  NOTES - 3.08%
   5.625% due 12/31/02.............    $  2,000,000           1,995,626
   5.75% due 11/15/00..............    $  2,000,000           1,998,750
   5.875% due 09/30/02.............    $  1,000,000           1,005,938
   5.875% due 11/15/05.............    $  2,000,000           2,007,500
   6% due 08/15/00.................    $    500,000             503,125
   6% due 07/31/02.................    $    500,000             505,000

Atlas Growth and Income Fund                                (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
   6.125% due 08/15/07.............    $  1,000,000        $  1,010,938
   6.375% due 08/15/27.............    $  1,000,000           1,021,563
   6.50% due 05/15/05..............    $    500,000             515,312
                                                             ----------
  Total U.S. Treasury Notes (cost: $10,454,878)              10,563,752
                                                             ----------
SHORT-TERM SECURITIES - 12.26%
  Triparty Repurchase Agreement
   dated June 30, 1999 with
   Prudential Securities, Inc.,
   effective yield of 4.10%, due
   July 1, 1999, collateralized by
   FHLMC, 5.96%, March 30, 2002
   with a value of $42,826,524.....    $ 41,980,783          41,980,783
                                                             ----------
  Total Short-Term Securities (cost: $41,980,783)            41,980,783
                                                             ----------
TOTAL SECURITIES (COST: $269,726,159) - 103.09%             353,128,534
OTHER ASSETS AND LIABILITIES, NET - (3.09)%                 (10,585,116)
                                                             ----------
NET ASSETS - 100.00%                                       $342,543,418
                                                             ----------
                                                             ----------

Atlas Strategic Growth Fund
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                        ----------          ----------
COMMON STOCKS - 81.59%
  Air Travel - 1.43%
   Delta Air Lines, Inc............          21,700        $  1,250,463
  Apparel & Textiles - 5.79%
   Dillard's, Inc., Cl. A..........          38,000           1,334,750
   Federated Department Stores,
   Inc. (b)........................          29,100           1,540,481
   TJX Companies, Inc..............          48,400           1,612,324
   VF Corp.........................          13,000             555,750
  Automotive - 3.07%
   Navistar International Corp.....          26,000           1,300,000
   Paccar, Inc.....................          25,800           1,377,075
  Building Materials - 2.65%
   Cincinnatti Milacron, Inc.......          47,500             878,750
   Owens Corning...................          41,500           1,426,563
  Chemicals & Allied
   Products - 3.90%
   Nalco Chemical Co...............          40,900           2,121,688
   Union Carbide Corp..............          26,200           1,277,250
  Computer Hardware - 10.27%
   Apple Computer, Inc. (b)........          42,500           1,968,281
   Data General Corp. (b)..........          95,600           1,392,175
   Gateway, Inc. (b)...............           1,900             112,100
   Intel Corp......................          21,100           1,255,450
   Seagate Technology, Inc. (b)....          48,700           1,247,938
   Sun Microsystems, Inc. (b)......          22,700           1,563,462
   Unisys Corp. (b)................          36,100           1,405,643
  Computer Software - 4.78%
   Adode Systems, Inc..............          18,500           1,519,892
   BMC Software, Inc. (b)..........           4,600             248,400
   Compuware Corp. (b).............          44,100           1,402,931
   Microsoft Corp. (b).............          11,000             992,063

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Growth Fund                                 (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
  Consumer Goods & Services - 7.07%
   Cendant Corp. (b)...............          74,300        $  1,523,150
   Cooper Tire & Rubber Co.........          57,700           1,363,163
   Maytag Corp.....................          19,400           1,351,938
   Tupperware Corp.................          75,400           1,922,700
  Financial Services - 7.79%
   Bear Stearns Companies, Inc.
   (The)...........................          29,100           1,360,425
   Capital One Financial Corp......          23,400           1,303,088
   Countrywide Credit Industries,
   Inc.............................          35,000           1,496,250
   Federal Home Loan Mortgage
   Corp............................          23,500           1,363,000
   Federal National Mortgage
   Association.....................          18,400           1,258,100
  Food Wholesalers - 1.66%
   SuperValu, Inc..................          56,400           1,448,775
  Health Care/Supplies &
   Services - 9.63%
   Amgen, Inc. (b).................          21,700           1,320,988
   C. R. Bard, Inc.................          28,200           1,348,313
   HEALTHSOUTH Corp. (b)...........         126,600           1,891,086
   Humana, Inc. (b)................          80,000           1,035,000
   Shared Medical Systems Corp.....          19,600           1,278,900
   United Healthcare Corp..........          24,200           1,515,524
  Homebuilders/Real Estate - 4.88%
   Centex Corp.....................          40,700           1,528,794
   Kaufman & Broad Home Corp.......          58,200           1,447,725
   Pulte Corp......................          55,200           1,273,050
  Industrial Manufacturing - 1.20%
   Tyco International, Ltd.........          11,000           1,042,250
  Insurance - 2.41%
   Conseco, Inc....................          44,500           1,354,469
   MGIC Investment Corp............          15,400             748,825
  Leisure & Entertainment - .60%
   Harrah's Entertainment, Inc.....          23,700             521,400
  Manufacturing - 2.91%
   Briggs & Stratton Corp..........          21,900           1,264,725
   Ingersoll-Rand Co...............          19,600           1,266,650
  Paper & Forest Products - 5.22%
   Boise Cascade Corp..............          33,700           1,449,100
   Louisiana-Pacific Corp..........          67,600           1,605,500
   Willamette Industries, Inc......          32,300           1,487,819
  Restaurants - 1.60%
   Darden Restaurants, Inc.........          63,700           1,389,456
  Retail Trade - 3.32%
   Kmart Corp. (b).................         108,800           1,788,400
   Nordstrom, Inc..................          32,800           1,098,800
  Specialty Retailing - 1.41%
   Autozone, Inc. (b)..............          40,800           1,229,100
                                                             ----------
  Total Common Stocks (cost: $58,953,315)                    71,059,892
                                                             ----------

Atlas Strategic Growth Fund                                 (continued)
-----------------------------------------------------------------------
                                        shares or             value
                                       face amount           (note 1)
                                     ----------------      ------------
SHORT-TERM SECURITIES - 18.70%
  Triparty Repurchase Agreement
   dated June 30, 1999 with
   Prudential Securities, Inc.,
   effective yield of 4.10%, due
   July 1, 1999, collateralized by
   FNMAs, 6.50%, July 1, 2029 with
   a value of $16,610,880..........    $ 16,285,176        $ 16,285,176
                                                             ----------
  Total Short-Term Securities (cost: $16,285,176)            16,285,176
                                                             ----------
TOTAL SECURITIES (COST: $75,238,491) - 100.29%               87,345,068
OTHER ASSETS AND LIABILITIES, NET - (.29)%                     (252,211)
                                                             ----------
NET ASSETS - 100.00%                                       $ 87,092,857
                                                             ----------
                                                             ----------

Atlas California Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS - 97.98%
  Anaheim Public Financing Authority,
   Lease Revenue Capital
   Appreciation, Series C, FSA
   Insured, 0% due 09/01/32..........  $5,000,000       $    779,350
  Anaheim Public Financing Authority,
   Lease Revenue Public Improvements
   Project, Series A, FSA Insured, 5%
   due 03/01/37......................   6,000,000          5,587,560
  Brea, Public Finance Authority
   Revenue Tax Allocation,
   Redevelopment Project AB,
   Un-refunded, Series A, MBIA
   Insured, 6.75% due 08/01/22.......     660,000            703,652
  Burbank, Glendale, Pasadena Airport
   Authority, Airport Revenue
   Refunding, AMBAC Insured, 6.40%
   due 06/01/10......................   2,000,000          2,107,980
  Central Coast Water Authority,
   Revenue Refunding, State Water
   Project, Regional Facilities,
   Series A, AMBAC Insured, 5% due
   10/01/22..........................   3,250,000          3,074,598
  Contra Costa Water District, Water
   Treatment Revenue Refunding,
   Series G, MBIA Insured, 5.90% due
   10/01/08..........................   3,600,000          3,884,868
  Cotati-Rohnert Park Unified School
   District, Series A, FGIC Insured,
   6% due 08/01/15...................     905,000            925,145
  Elk Grove Unified School District,
   Special Tax Refunding, Community
   Facilities District 1, AMBAC
   Insured, 6.50% due 12/01/24.......   1,500,000          1,742,715
  Fresno Water System Revenue, Water
   Remediation Project, Series A,
   FGIC Insured, 7.50% due
   06/01/05..........................     715,000            820,899
  Kern High School District
   Refunding, MBIA Insured, Series
   1990-C, 6.25% due 08/01/12........   1,200,000          1,345,188
  Long Beach Harbor Revenue, AMT,
   MBIA Insured, 5.25% due
   05/15/25..........................   2,000,000          1,939,340

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Los Angeles, Harbor Development
   Revenue, 7.60% due 10/01/18.......  $  140,000       $    173,513
  Los Angeles, Wastewater System
   Revenue Refunding,
   Series A, MBIA Insured, 5.875% due
   06/01/24..........................   2,250,000          2,333,498
   Series B, AMBAC Insured, 6.25% due
   06/01/12..........................   2,500,000          2,691,500
  Los Angeles County, Public Works
   Financing Authority, Lease Revenue
   Refunding, Series B, MBIA Insured,
   5.25% due 09/01/15................   1,000,000            998,840
  Los Angeles County, Transportation
   Commission, Sales Tax Revenue,
   Proposition C,
   Second Series A, MBIA Insured,
   6.25% due 07/01/13................   8,980,000          9,681,967
   Series B, AMBAC Insured, 6.50% due
   07/01/13..........................   1,750,000          1,855,963
  Los Angeles Department of Water and
   Power, Electric Plant Revenue,
   7.125% due 05/15/30...............   1,875,000          1,966,200
  MSR Public Power Agency, San Juan
   Project Revenue, Series E, MBIA
   Insured, 6.75% due 07/01/11.......   3,000,000          3,200,700
  Manhattan Beach Unified School
   District, Series A, FGIC Insured,
   0% due 09/01/16...................   2,690,000          1,065,025
  Marin Municipal Water District
   Water Revenue, MBIA Insured, 5.65%
   due 07/01/23......................   2,000,000          2,024,320
  Maritime Infrastructure Authority,
   Airport Revenue, San Diego
   University, Port District Airport,
   AMT, AMBAC Insured, 5% due
   11/01/20..........................   9,500,000          8,873,095
  Metropolitan Water District,
   Southern California Waterworks
   Revenue, 5.50% due 07/01/19.......   2,500,000          2,519,525
   Series C, 5% due 07/01/27.........   4,000,000          3,748,440
  Montebello, Unified School
   District, Capital Appreciation,
   FGIC Insured, 0% due 08/01/17.....   2,150,000            807,282
  Mountain View, Capital Improvements
   Financing Authority Revenue, City
   Hall Community Theatre, MBIA
   Insured, 6.25% due 08/01/12.......   1,500,000          1,585,620
  Natomas Unified School District,
   1999 Refunding, MBIA Insured,
   5.95% due 09/01/21................   1,000,000          1,082,730
  New Haven Unified School District
   Refunding, MBIA Insured, 3.40% due
   08/01/11..........................     925,000            961,316
  Northern California Power Agency
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   AMBAC Insured, 7.50% due
   07/01/23..........................      50,000             63,140
   MBIA Insured, 6.25% due
   07/01/12..........................   1,500,000          1,597,905
  Oakland Building Authority Lease
   Revenue, Elihu M. Harris, Series
   A, AMBAC Insured, 5% due
   04/01/23..........................   2,330,000          2,202,922

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Orange County, Sanitation
   Districts, COP Numbers 1, 2, 3, 5,
   6, 7 and 11, Series B, FGIC
   Insured, 6% due 08/01/16..........  $2,000,000       $  2,120,600
  Oroville Hospital Revenue, Series
   A, 5.40% due 12/01/22.............   1,000,000            972,760
  Palm Springs Financing Authority,
   Airport Passenger Facility Charge
   Revenue, FSA Insured, 5.125% due
   01/01/18..........................   1,000,000            961,290
  Palo Alto Unified School District,
   Series B, 5.375% due 08/01/18.....   1,250,000          1,247,713
  Pasadena, Electric Revenue, 4.75%
   due 08/01/24......................   1,000,000            899,810
  Pleasanton Unified School District,
   Series F, FGIC Insured,
   6.25% due 08/01/14................     570,000            582,808
   6.25% due 08/01/15................     610,000            623,707
   6.25% due 08/01/16................     650,000            664,606
  Puerto Rico, Public Buildings
   Authority Revenue, Gtd. Government
   Facilities, Series A, AMBAC
   Insured, 6.25% due 07/01/14.......   1,000,000          1,119,560
  Puerto Rico Commonwealth, Highway &
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...   4,000,000          3,711,720
   Series A, 5% due 07/01/38.........   5,500,000          5,035,635
  Puerto Rico Commonwealth Refunding,
   5% due 07/01/27...................   1,000,000            928,980
   MBIA Insured, 6.25% due
   07/01/12..........................   1,000,000          1,116,420
  Puerto Rico Electric Power
   Authority, Power Revenue, Series
   EE, 4.75% due 07/01/24............   1,000,000            901,260
  Puerto Rico Ports Authority,
   American Airlines, Series A, AMT,
   6.30% due 06/01/23................   1,800,000          1,878,282
  Redding Joint Powers Financing
   Authority, Electric Systems
   Revenue Refunding, Series A, MBIA
   Insured, 5.25% due 06/01/15.......   2,000,000          2,002,740
  Riverside County, Asset Leasing
   Corp., Leasing Revenue, Series B,
   MBIA Insured, 5.70% due
   06/01/16..........................   2,000,000          2,095,160
  Sacramento Municipal Utility
   District, Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................   2,500,000          2,652,975
  San Bernardino County, COP, Medical
   Center Financing Project, 5% due
   08/01/28..........................   1,500,000          1,399,935
  San Bernardino County
   Transportation Authority Sales Tax
   Revenue, Series A, FGIC Insured,
   6% due 03/01/10...................   2,500,000          2,637,550
  San Diego, Public Safety
   Communication Project, 6.50% due
   07/15/09..........................   1,525,000          1,730,921
  San Diego, Water Utility Fund Net
   System Revenue, COP, 4.75% due
   08/01/28..........................   1,000,000            893,060
  San Francisco City and County,
   Series 95 A & B, FGIC Insured,
   5.50% due 06/15/13................   1,145,000          1,161,202
   Series E, 6.50% due 06/15/11......   2,220,000          2,328,269

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  San Francisco City and County
   Airport Commission, International
   Airport Revenue Refunding, Second
   Series,
   Issue 1, AMBAC Insured, 6.30% due
   05/01/11..........................  $3,000,000       $  3,213,444
   Issue 1, AMBAC Insured, 6.50% due
   05/01/13..........................   2,000,000          2,150,304
   Issue 17, FSA Insured, 4.75% due
   05/01/29..........................   2,500,000          2,239,900
   Issue 23B, FGIC Insured, 5% due
   05/01/24..........................   3,000,000          2,832,810
  San Francisco City and County
   Public Utilities Commission Water
   Revenue Refunding, Series A, 6%
   due 11/01/15......................   1,000,000          1,041,510
  San Francisco City and County
   Redevelopment Agency, Hotel Tax
   Revenue, FSA Insured, 5% due
   07/01/25..........................   3,750,000          3,536,738
  San Francisco City and County Sewer
   Revenue Refunding, AMBAC Insured,
   6% due 10/01/11...................   2,280,000          2,424,552
  San Joaquin Hills Transportation
   Corridor Agency, Toll Road
   Revenue,
   0%/7.40% due 01/01/07 (d).........   1,000,000            994,230
   0%/7.50% due 01/01/09 (d).........   1,000,000          1,025,830
  San Jose Redevelopment Agency Tax
   Allocation, Merged Area
   Redevelopment Project Refunding,
   MBIA Insured, 5% due 08/01/20.....   2,500,000          2,371,900
  San Mateo County, Joint Powers
   Authority, Lease Revenue Capital
   Projects, Series A, 5.125% due
   07/15/32..........................   2,145,000          2,038,672
  Santa Barbara, Revenue COP,
   Retirement Services, 5.75% due
   08/01/20..........................   2,000,000          2,021,020
  Santa Clara Electric Revenue, 1991,
   Series A, MBIA Insured, 6.25% due
   07/01/19..........................   3,750,000          3,988,350
  Santa Margarita, Dana Point
   Authority Revenue Refunding,
   Improvement District 3, 3A, 4 and
   4A, Series B, MBIA Insured,
   7.25% due 08/01/07................     500,000            586,390
   7.25% due 08/01/13................   2,000,000          2,432,080
  Saugus Unified School District,
   Series A, MBIA Insured, 5.65% due
   09/01/11..........................   2,035,000          2,131,133
  Southern California Public Power
   Authority Power Project Revenue
   Refunding, Hydroelectric Hoover
   Uprating Project, Series A, 6.625%
   due 10/01/05......................     600,000            642,516
  Southern California Rapid Transit
   District, COP, Workers
   Compensation Fund, MBIA Insured,
   6% due 07/01/10...................   1,000,000          1,048,840
  State, Refunding,
   5% due 10/01/23...................   2,000,000          1,882,080
   AMBAC Insured, 5.25% due
   06/01/21..........................   1,000,000            983,340
   FGIC Insured, 5% due 02/01/23.....   2,500,000          2,364,200
   Series BH, AMT, 5.60% due
   12/01/32..........................   1,000,000          1,015,010
  State, Various Purpose, 6.125% due
   10/01/11..........................   1,000,000          1,103,990

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  State Department of Water Resources
   Central Valley Project Revenue,
   Series J-2, 6.125% due 12/01/13...  $2,225,000       $  2,326,571
   Series J-3, Prerefunded, 5.50% due
   06/01/01..........................     810,000            833,158
   Series J-3, Unrefunded, 5.50% due
   12/01/23..........................   2,190,000          2,189,891
   Series O, 5% due 12/01/15.........   2,000,000          1,953,940
  State Educational Facilities
   Authority Revenue Refunding,
   Los Angeles College Chiropractic,
   5.60% due 11/01/17................   1,810,000          1,811,249
   Loyola Marymount University, MBIA
   Insured, 5% due 10/01/22..........     700,000            662,221
   Pepperdine University, MBIA
   Insured, 6.10% due 03/15/14.......   2,595,000          2,765,388
   Santa Clara University, MBIA
   Insured, 5.75% due 09/01/18.......   3,255,000          3,344,740
   University of Southern California,
   Series C, 5.125% due 10/01/28.....   1,000,000            948,460
  State Health Facilities Financing
   Authority Revenue Refunding,
   Scripps Health, Series C, MBIA
   Insured, 5% due 10/01/22..........     500,000            471,125
   Stanford Health Care, Series A,
   FSA Insured, 5% due 11/15/28......   1,000,000            933,000
  State Housing Finance Agency
   Revenue Home Mortgage,
   Multi-Family Program, Series B,
   AMT, AMBAC Insured, 6.05% due
   08/01/16..........................   2,000,000          2,086,440
   Series B, AMT, AMBAC Insured,
   5.25% due 02/01/28................   2,000,000          1,900,680
   Series H, AMT, 6.15% due
   08/01/16..........................   2,020,000          2,123,101
   Series I, AMT, MBIA Insured, 5.65%
   due 08/01/17......................   2,400,000          2,418,216
   Series K, MBIA Insured, 6.15% due
   08/01/16..........................   3,000,000          3,157,530
   Series L, AMT, MBIA Insured, 5.55%
   due 08/01/05......................     300,000            312,060
   Series Q, MBIA Insured, 5.85% due
   08/01/16..........................   1,000,000          1,046,470
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue, MBIA Insured, Pacific Gas
   & Electric Co., Series B, 5.85%
   due 12/01/23......................   2,000,000          2,043,820
  State Public Works Board, Lease
   Revenue, AMBAC Insured, Various
   University of California Projects,
   Series C, 5.125% due 09/01/22.....   1,475,000          1,421,634
  State Rural Home Mortgage Finance
   Authority, Single Family Revenue
   Refunding, Series C, AMT, 7.50%
   due 08/01/27......................   1,065,000          1,204,440
  Statewide Communities Development
   Authority, COP, 6% due 08/01/28...   2,000,000          1,967,440
  Statewide Communities Development
   Authority, Lease Revenue, United
   Airlines, AMT, Series A, 5.70% due
   10/01/33..........................   4,000,000          4,002,680

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Bond Fund                     (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Statewide Communities Development
   Authority, Multi-Family Revenue,
   Archstone/LeClub-G, 5.30% due
   06/01/29..........................  $2,000,000       $  1,999,900
   Residential-B, 5.20% due
   12/01/29..........................   2,500,000          2,496,100
  Stockton Health Facilities Revenue,
   Dameron Hospital, Series A, 5.70%
   due 12/01/14......................     200,000            199,177
  South Whittier, Elementary School
   District, Capital Appreciation,
   Series A, FGIC Insured, 0% due
   08/01/13..........................     500,000            238,654
   Series A, FGIC Insured, 0% due
   08/01/14..........................     250,000            112,394
  Truckee, Donner Public Utility
   District, COP, Water System
   Improvement Project, MBIA Insured,
   6.75% due 11/15/21................   1,000,000          1,082,480
  Turlock Irrigation District Revenue
   Refunding, Series A, MBIA Insured,
   6% due 01/01/10...................   1,000,000          1,092,050
  Upland, COP, San Antonio Community
   Hospital, 5% due 01/01/18.........   3,195,000          2,958,538
  Vallejo Revenue Water Improvement
   Project, Series B, FGIC Insured,
   6.50% due 11/01/14................   4,000,000          4,417,320
  Watsonville Water Revenue
   Refunding, Series A, MBIA Insured,
   6% due 05/15/16...................   1,915,000          1,996,905
  Westside Unified School District
   Refunding, Series C, AMBAC
   Insured, 6% due 08/01/14..........     300,000            331,163
                                                          ----------
  Total Bonds (cost: $207,216,001)                       214,929,533
                                                          ----------
VARIABLE RATE DEMAND NOTES* - 1.42%
  Irvine Ranch Water District #16
   Revenue Bonds, 2.90% due
   08/01/16..........................     200,000            200,000
  Orange County, Sanitation
   Districts, COP Numbers 1, 3, 5, 7,
   11, 13 and 14,
   2.90% due 08/01/15................     100,000            100,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Sutter Health, Series A, 2.90% due
   03/01/20..........................     300,000            300,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue,
   Shell Oil Co., Project Series C,
   2.85% due 11/01/00................     500,000            500,000
  Statewide Communities Development
   Authority, COP, 3.75% due
   4/01/28...........................   2,000,000          2,000,000
                                                          ----------
  Total Variable Rate Demand Notes (cost:
    $3,100,000)                                            3,100,000
                                                          ----------
TOTAL SECURITIES (COST: $210,316,001) - 99.40%           218,029,533
OTHER ASSETS AND LIABILITIES, NET - .60%                   1,325,712
                                                          ----------
NET ASSETS - 100.00%                                    $219,355,245
                                                          ----------
                                                          ----------

Atlas National Municipal Bond Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
BONDS - 98.28%
  Alabama State Docks Department,
   Docks Facilities Revenue, AMT,
   MBIA Insured, 6.10% due
   10/01/13..........................  $1,000,000       $  1,060,820
  Anchorage, Alaska, Electric Utility
   Revenue Refunding, Senior Lien,
   MBIA Insured, 8% due 12/01/10.....     985,000          1,231,840
  Birmingham, Michigan, City School
   District, FSA Insured, 4.75% due
   11/01/24..........................   2,000,000          1,798,620
  California State Public Works
   Board, Lease Revenue, Department
   of Corrections, California State
   Prison, Series B, MBIA Insured,
   5.375% due 12/01/19...............   1,150,000          1,149,240
  Central Coast Water Authority,
   California Revenue Refunding State
   Water Project, Regional
   Facilities, Series A, AMBAC
   Insured, 5% due 10/01/22..........   1,000,000            946,030
  Chicago, Illinois, Metropolitan
   Water Reclamation District,
   Greater Chicago Capital
   Improvement, 7.25% due 12/01/12...   1,500,000          1,802,084
  Chicago, Illinois, Park District
   Aquarium & Museum, Series B, 6.50%
   due 11/15/13......................   1,500,000          1,663,065
  Chicago, Illinois, Public Building
   Commission Mortgage Revenue, Board
   of Education, Series A, MBIA
   Insured, 7.125% due 01/01/15......     125,000            132,809
  Cleveland, Ohio, Waterworks Revenue
   First Mortgage Refunding, Series
   F-92B, AMBAC Insured, 6.25% due
   01/01/16..........................   1,000,000          1,057,900
  Colorado, Housing Finance
   Authority, Single Family Program,
   Senior Series A-1, AMT, 7.40% due
   11/01/27..........................     875,000            977,638
  Colorado, Public Highway Authority,
   E-470, Capital Appreciation,
   Series B, MBIA Insured, 0% due
   09/01/21..........................   2,000,000            582,180
  Colorado Springs, Colorado,
   Utilities Revenue Refunding,
   Series A, 6.50% due 11/15/15......   2,000,000          2,131,740
  Cook County, Illinois, MBIA
   Insured, 7.25% due 11/01/07.......     620,000            716,379
   Series C, FGIC Insured, 6% due
   11/15/08..........................     500,000            537,415
  Dallas, Fort Worth, Texas, Regional
   Airport Revenue, Joint Dallas-Fort
   Worth, AMT, MBIA Insured, 5.50%
   due 11/01/23......................   1,500,000          1,482,030
  Delaware Valley, Pennsylvania,
   Regional Financing Authority,
   Local Government Revenue, Series
   A, AMBAC Insured, 5.50% due
   08/01/28..........................   1,000,000          1,023,440
  Harris County, Texas Toll Road,
   Senior Lien, FGIC Insured, 5.375%
   due 08/15/20......................   1,000,000            980,760
  Hudsonville, Michigan, Public
   Schools, FGIC Insured, 5.15% due
   05/01/27..........................   1,000,000            950,340

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Illinois Development Finance
   Authority, Pollution Control
   Revenue, Public Service Co.,
   Series C-2, 5.70% due 08/15/26....  $1,000,000       $  1,011,500
  Illinois Health Facilities
   Authority Revenue Refunding,
   Northwestern Medical Facilities
   Foundation, AMT, MBIA Insured,
   5.125% due 11/15/28...............   1,000,000            927,790
   Sherman Hospital Project, MBIA
   Insured, 6.75% due 08/01/11.......   1,000,000          1,071,210
  Indiana State Office Building
   Commission, Capital Complex
   Revenue, Senate Avenue Parking,
   Series A, MBIA Insured, 7.25% due
   07/01/12..........................      50,000             52,798
  Indianapolis, Indiana, Airport
   Authority Revenue, Special
   Facilities, Federal Express Corp.,
   AMT, 7.10% due 01/15/17...........     500,000            549,360
  Jefferson County, Colorado, School
   District, #R-001, MBIA Insured,
   6.50% due 12/15/10................     400,000            452,216
  Jones County, Mississippi Hospital
   Revenue, South Central Regional
   Medical Center, 5.50% due
   12/01/17..........................   1,000,000            959,280
  Kansas City, Kansas, Utility System
   Revenue Refunding and Improvement,
   FGIC Insured, 6.375% due
   09/01/23..........................   1,010,000          1,090,447
   Prerefunded, 6.375% due
   09/01/04..........................     490,000            540,901
  Kern, California High School
   District, Series 1990-C Election,
   MBIA Insured, 6.25% due
   08/01/10..........................     545,000            611,299
  Lakota, Ohio, Local School
   District, AMBAC Insured, 7% due
   12/01/09..........................   1,740,000          2,021,393
  Long Island Power Authority, New
   York Electric System Revenue,
   Series A, 5.25% due 12/01/26......   1,000,000            952,540
  Louisiana Public Facilities
   Authority Hospital Revenue, Touro
   Infirmary Project, Series A, 5.50%
   due 08/15/29......................   1,000,000            959,990
  Maine State Housing Authority
   Mortgage Purchase, Series A-1,
   AMT, AMBAC Insured, 6.40% due
   11/15/14..........................   1,400,000          1,473,374
  Maricopa County, Arizona, Unified
   School District 69, Paradise
   Valley Refunding, MBIA Insured,
   6.35% due 07/01/10................     600,000            664,158
  Massachusetts Bay Transportation
   Authority, General Transportation
   System, Series B, 5% due
   03/01/28..........................   1,000,000            925,490
  Massachusetts State Health and
   Educational Facilities Authority
   Revenue, Northeastern University,
   Series E, MBIA Insured, 6.55% due
   10/01/22..........................     500,000            537,880
  Massachusetts State Industrial
   Financing Agency Revenue,
   Wentworth Institute of Technology,
   5.65% due 10/01/18................     500,000            486,800
  Massachusetts State Turnpike
   Authority, Metropolitan Highway
   System Revenue, Series A, MBIA
   Insured, 5% due 01/01/27..........   1,000,000            929,530

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Metropolitan Pier & Exposition
   Authority, Illinois, Dedicated
   State Tax Revenue, McCormick Place
   Expansion Project,
   Capital Appreciation, FGIC
   Insured, 0% due 06/15/29..........  $4,000,000       $    727,920
   Prerefunded, Series A, 7.25% due
   06/15/05..........................      35,000             39,513
   Unrefunded, Series A, 7.25% due
   06/15/05..........................     215,000            241,514
  Metropolitan Transportation
   Authority, New York,
   Transportation Facilities Revenue,
   Series 8, 5.375% due 07/01/21.....   1,000,000            970,510
  Michigan State Hospital Financing
   Authority Revenue, Genesys
   Regional Medical, Series A, 5.50%
   due 10/01/27......................   1,000,000            929,690
  Michigan State University Revenue,
   Series A, 6.125% due 08/15/08.....     500,000            531,065
  Mississippi Higher Education
   Assistance Corp., Student Loan
   Revenue, Series C, AMT, 6.05% due
   09/01/07..........................     745,000            763,491
  Montebello, California, Unified
   School District, Capital
   Appreciation, FGIC Insured,
   0% due 08/01/15...................   1,500,000            633,585
   0% due 08/01/16...................   1,000,000            397,700
  Nevada Housing Division, Single
   Family Mortgage, Series C, AMT,
   6.60% due 04/01/14................     940,000            988,307
  New York City, New York, Industrial
   Development Authority, Special
   Facilities, United Airlines, Inc.,
   AMT, 5.65% due 10/01/32...........   1,000,000            994,700
  New York City, New York, Municipal
   Water Finance Authority,
   Series F, 6% due 08/01/11.........     500,000            528,275
   Series I, 5.875% due 03/15/14.....     500,000            519,450
   Series L, 5.75% due 08/01/12......     500,000            517,775
  New York State Dormitory Authority
   Revenue,
   City University System, FGIC
   Insured, 5% due 07/01/26..........   1,500,000          1,399,125
   Pooled Capital Program, FGIC
   Insured, 7.80% due 12/01/05.......      25,000             25,779
  New York State Highway Authority,
   Service Contract Revenue, Local
   Highway and Building, 5% due
   04/01/17..........................   1,000,000            935,100
  New York State Urban Development
   Corp. Revenue, Correctional
   Facilities, Series A, 5.50% due
   01/01/16..........................   1,000,000          1,004,330
  Northern California Power Agency,
   Public Power Revenue Refunding,
   Hydroelectric Project 1, Series A,
   MBIA Insured, 6.25% due
   07/01/12..........................     750,000            798,953
  Philadelphia, Authority for
   Industrial Development Revenue,
   Franklin Institute Project, 5.20%
   due 06/15/26......................   1,000,000            916,760

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Pinal County, Arizona, Unified
   School District 43, Apache JCT,
   Series A, FGIC Insured, 6.80% due
   07/01/09..........................  $  425,000       $    485,648
  Puerto Rico Commonwealth Highway &
   Transportation Authority,
   Transportation Revenue,
   Infrastructure, 5% due 07/01/28...   1,000,000            927,930
  Rhode Island State Health and
   Educational Building Corp.,
   Hospital Revenue, Newport
   Hospital, 5.25% due 07/01/19......   1,000,000            935,390
  Sacramento, California, Municipal
   Utility District Electric Revenue
   Refunding, Series Z, FGIC Insured,
   6.45% due 07/01/10................     600,000            636,714
  Superior, Wisconsin, Limited
   Obligation Revenue Refunding,
   Midwest Energy Resources, Series
   E, FGIC Insured, 6.90% due
   08/01/21..........................     500,000            594,595
  Tallassee, Alabama, Industrial
   Development Board Revenue
   Refunding, Dow United Technologies
   Corp., Series B, 6.10% due
   08/01/14..........................   1,000,000          1,090,920
  Texas Health Facilities Development
   Corp., Hospital Revenue, Cook-Fort
   Worth Children's Center Refunding,
   FGIC Insured, 6.25% due
   12/01/12..........................   1,000,000          1,079,310
  Tulsa, Oklahoma, Airport
   Transportation Revenue, American
   Airlines, Inc., AMT, 7.375% due
   12/01/20..........................   2,000,000          2,112,240
  Utah State Board of Regents Student
   Loan Revenue, Series N, AMT, AMBAC
   Insured, 5.90% due 11/01/07.......   1,000,000          1,043,210
  Vermont Educational & Health
   Buildings Financing Agency,
   Norwich University Project, 5.50%
   due 07/01/21......................   1,000,000            941,680
  Washington State Public Power
   Supply System Refunding Revenue,
   Nuclear Project 2 Revenue
   Refunding,
   Series A, 7.25% due 07/01/06......     500,000            567,265
   Series B, 7% due 07/01/12.........     140,000            147,434
  West Virginia School Building
   Authority Revenue, Series A, MBIA
   Insured, 7.25% due 07/01/15.......      50,000             52,808
  Wisconsin State Health and
   Educational Facilities Authority
   Revenue, Aurora Medical Group,
   Inc. Project, FSA Insured,
   5.75% due 11/15/07................     500,000            525,370
   6% due 11/15/10...................   1,000,000          1,084,980
                                                          ----------
  Total Bonds (cost: $60,692,872)                         62,531,322
                                                          ----------
VARIABLE RATE DEMAND NOTES* - .52%
  East Baton Rouge Parish, Louisiana
   Pollution Control Revenue, Rhone
   Poulenc Inc. Project, 3.55% due
   12/01/11..........................     130,000            130,000

Atlas National Municipal Bond Fund                       (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
  Franklin County, Ohio Health System
   Revenue, 3.80% due 07/01/15.......  $  200,000       $    200,000
                                                          ----------
  Total Variable Rate Demand Notes (cost $330,000)           330,000
                                                          ----------
TOTAL SECURITIES (COST: $61,022,872) - 98.80%             62,861,322
OTHER ASSETS AND LIABILITIES, NET - 1.20%                    760,488
                                                          ----------
NET ASSETS - 100.00%                                    $ 63,621,810
                                                          ----------
                                                          ----------

Atlas Strategic Income Fund
--------------------------------------------------------------------
                                       face amount         value
                                        or units          (note 1)
                                           (j)
                                       ----------        ----------
MORTGAGE-BACKED OBLIGATIONS - 18.43%
  Commercial - 3.70%
   Asset Securitization Corp.,
   Commercial Sub. Bonds, Series
   1997-D5, Cl. B2, 6.93% due
   02/14/41..........................  $  400,000       $    281,688
   First Chicago/Lennar Trust,
   Commercial Collateral Strip
   Interest,
   Series 1997-CHL1, Cl. D, 8.13% due
   05/29/08 (a)(c)(f)................     100,000             77,375
   Series 1997-CHL1, Cl. E, 8.13% due
   02/28/11 (a)(c)(f)................     150,000             99,797
   GMAC Commercial Mortgage
   Securities, Inc.,
   Series 1997-C1, Cl. G, 7.414% due
   09/30/06..........................     120,000             87,038
   Series 1997-C1, Cl. X, 1.6287% due
   07/15/27..........................     975,000             82,266
   Series 1997-C2, Cl. F, 6.75% due
   04/15/29..........................     100,000             64,813
   Morgan Stanley Capital I, Inc.,
   Commercial Sub. Bonds, Series
   1997-RR, Cl. D, 7.74% due 04/30/39
   (a)(c)(f).........................     200,000            187,897
   Series 1997-RR, Cl. E, 7.67% due
   04/30/39 (a)(c)(f)................      75,000             70,461
   Series 1997-HF1, Cl. F, 6.86% due
   02/15/10 (a)(c)(f)................      50,000             42,221
   Series 1997-RR, Cl. F, 7.74% due
   11/01/07 (a)(c)(f)................     175,000            137,867
   Series 1997-XL1, Cl. G, 7.69% due
   10/03/30 (a)(c)(f)................      60,000             57,140
   NC Finance Trust, Series 1999-I,
   Cl. ECFD, 8.75% due 12/25/28
   (f)...............................     205,761            203,832
   Norwest Asset Securities
   Corporation, Series 1998-12, Cl.
   A3, 6.75% due 06/25/28............     190,718            190,301
   Nykredit AS, 7% Mortgage-Backed
   Security, Series ANNI, due
   10/01/29 (DKK)....................   1,688,000            247,065
   Residential Asset Securitization
   Trust, Series 1997-A2, Cl. A8,
   7.75% due 04/25/27................     500,000            503,807

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Salomon Brothers Mortgage
   Securities VII, Series 1996-C1,
   Cl. F, 9.18% due 02/20/26.........  $   250,000       $    194,375
   Salomon Brothers, Inc., Commercial
   Mortgage Pass-Through
   Certificates, Series 1998-1A, 5%
   due 12/15/00 (f)..................       49,096             47,440
   Structured Asset Securities Corp.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-LL1, Cl.
   F, 7.30% due 04/12/12 (a)(f)......       50,000             37,766
  Government Agency - 14.31%
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mortgage-Backed Security, Series
   177, 7% due 07/01/26 (g)..........    1,371,622            389,652
   Series 151, Cl. F, 9% due
   05/15/21..........................      311,015            323,752
   Federal National Mortgage
   Association, 6.50% due 07/01/28...      800,000            771,752
   6.50% due 04/01/29................      398,309            384,384
   7% due 07/01/26...................      473,643            469,457
   7% due 01/01/28...................    1,124,714          1,113,368
   7% due 07/01/28...................    1,600,000          1,581,504
   Government National Mortgage
   Association,
   7% due 03/15/28...................    4,271,745          4,218,008
   7% due 07/15/28...................      873,722            862,731
  Multi-Family - .42%
   Criimi Mae, Inc., Trust I, Series
   1996-C1, Cl. A2, 7.56% due
   06/30/33 (a)......................      100,000             96,594
   Mortgage Capital Funding, Inc.,
   Multi-family Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl.
   G, 7.15% due 06/15/06 (a).........      250,000            203,158
                                                           ----------
  Total Mortgage-Backed Obligations (cost:
   $13,579,039)....................................        13,027,509
                                                           ----------
U.S. GOVERNMENT OBLIGATIONS - 24.98%
  U.S. Treasury Bonds:
   11.875% due 11/15/03 (l)(m).......    2,170,000          2,667,744
   10.75% due 02/15/03...............      510,000            591,600
   9.375% due 02/15/06 (k)(m)........    1,704,000          2,022,968
   8.125% due 08/15/21...............      235,000            285,892
   6.50% due 11/15/26................      350,000            362,250
   6.125% due 11/15/27...............      196,000            194,163
  U.S. Treasury Notes:
   5.50% due 01/31/03................    3,415,000          3,391,522
   5.50% due 03/31/03................      900,000            893,250
   6.875% due 05/15/06...............    3,520,000          3,705,902
   6.50% due 10/15/06................    1,165,000          1,202,134
   6.125% due 08/15/07...............    1,600,000          1,617,501
  U.S. Treasury Strips:
   0% due 02/15/19...................    2,500,000            726,148
                                                           ----------
  Total U.S. Government Obligations (cost:
   $17,970,368)                                            17,661,074
                                                           ----------
FOREIGN GOVERNMENT OBLIGATIONS - 17.82%
  Argentina - 1.46%
   Argentina (Republic of), Bonds,
   Bonos de Consolidacion de Deudas,
   Series Previs 2, 5.01% due
   04/01/01 (c)......................        9,148              5,137

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   City of Buenos Aires, Series 3,
   10.50% Notes due 05/28/04 (ARP)...  $    40,000       $     32,204
   Notes, 11.75% due 02/12/07
   (ARP).............................      110,000             88,286
   Series Pro1, 3.01% Bonds due
   04/01/07 (ARP) (c)................      362,628            253,329
   Series XW, 11% Bonds due
   12/04/05..........................      480,000            440,400
   Unsec. Unsub. Notes, 8.75% due
   07/10/02 (ARP)....................      260,000            212,708
  Australia - .09%
   Queensland Treasury Corp., Series
   07, 8% Gtd. Bonds due 09/14/07
   (AUD).............................       90,000             65,364
  Brazil - 2.85%
   Brazil (Federal Republic of),
   Capitalization Bonds, 20 years, 8%
   due 04/15/14 (c)..................    1,555,062            975,802
   IDU, Series A, 6.063% Debentures
   due 01/01/01 (c)..................      469,860            446,954
   Series L, 11.625% Bonds due
   04/15/04..........................      165,000            153,038
   18 Year Debt Conversion Bonds,
   Bearer, Series L, 5.94% due
   04/15/12 (c)......................      100,000             60,000
   18 Year Debt Conversion Bonds,
   Registered, Series L, 5.94% due
   04/15/12 (c)......................      250,000            150,000
   30 Year Discount Bonds, 5.875% due
   04/15/24 (c)......................      365,000            225,844
  Bulgaria - .86%
   Bulgaria (Republic of), Discount
   Bonds, 5.875% due 07/28/24 (e)....      430,000            291,325
   Front-Loaded Interest Reduction
   Bearer Bonds, Tranche A, 2.50% due
   07/28/12 (e)......................      490,000            291,550
   Past Due Interest Bonds, 5.875%
   Debentures due 07/28/11 (c).......       40,000             27,000
  Colombia - .21%
   Colombia (Republic of),
   10.875% Unsub. Bonds due
   03/09/04..........................       30,000             28,650
   8.625% Unsub. Unsec. Bonds due
   04/01/08..........................      155,000            118,575
  Ecuador - .23%
   Ecuador (Republic of), Bearer Past
   Due Interest Bonds, 3.25% due
   02/27/15 (c)......................      218,684             71,072
   Registered Past Due Interest
   Debentures, 3.25% due 02/27/15
   (c)...............................      172,645             55,894
   6% Gtd. 30 Years Discount Bonds
   due 02/28/25 (c)..................       70,000             32,725
  Finland - .30%
   Finland (Government of), 9.50%
   Bonds due 03/15/04 (EUR)..........      168,187            212,918
  France - .44%
   France (Government of) O.A.T.,
   5.50% Bonds due 10/25/07 (EUR)....      155,569            171,853
   Principal, Series 0C25, Zero
   Coupon Bonds due 10/25/25 (EUR)...      610,000            141,341
  Germany - .80%
   Germany (Government of),
   Bundesrepublic, Series 89, 7%
   Bonds due 10/20/99 (EUR)..........      360,000            375,744
   Treuhandanstalt, 7% due 11/25/99
   (EUR).............................      180,000            188,607

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Great Britain - 1.03%
   United Kingdom Treasuries, 8% due
   06/10/03 (GBP)....................  $   425,000       $    730,144
  Indonesia - .08%
   Indonesia (Republic of), 7.75%
   Unsec. Bonds due 08/01/06.........       70,000             56,762
  Italy - 1.45%
   Italy (Republic of)
   Treasury Bonds, Buoni del Tesoro
   Poliennali,
   6% due 11/01/07 (EUR).............      135,000            150,714
   8.50% Debentures due 01/01/04
   (EUR).............................      487,063            593,210
   8.75% due 07/01/06 (EUR)..........      197,721            254,565
   10.50% due 04/01/05 (EUR).........       20,658             27,871
  Ivory Coast - .07%
   Ivory Coast (Government of) Past
   Due Interest, 3% Bonds due
   03/29/18 (a)(e)...................      137,475             48,116
  Japan - .51%
   Japan (Government of), Series 138,
   6.40% Bonds due 03/20/01 (JPY)....   40,000,000            364,240
  Jordan - .01%
   Hashemite (Kingdom of Jordan)
   Bonds, Series DEF, 5.50% due
   12/23/23 (e)......................       10,000              6,013
  Mexico - 2.61%
   United Mexican States Bonds,
   Series B, 6.25% Sec. Debentures
   due 12/31/19......................      250,000            181,875
   Series W-A, 6.25% Sec. Bonds due
   12/31/19..........................      350,000            259,000
   Series XW, 10.375% Bonds due
   02/17/09..........................      145,000            145,544
   6.63% Sec. Debentures due
   12/31/19..........................    1,990,000            290,249
   11.375% Bonds due 09/15/16........      920,000            965,540
  Nigeria - .26%
   Nigeria (Federal Republic of)
   Promissory Notes, 5.09% due
   01/05/10 (e)......................      465,000            182,513
  New Zealand - .46%
   New Zealand (Government of),
   Series 302, 10% Bonds due 03/15/02
   (NZD).............................      550,000            322,327
  Norway - .42%
   Norway (Government of), 9.50%
   Bonds due 10/31/02 (NOK)..........    2,100,000            297,917
  Panama - .33%
   Panama (Republic of),
   8.25% Notes due 04/22/08..........      155,000            134,850
   9.375% Bonds due 04/01/29.........       30,000             28,275
   Past Due Interest, 20 years, 4%
   Debentures due 07/17/16 (c).......       52,733             38,759
   Pycsa Panama SA., 10.28% Sr. Sec.
   Bonds due 12/15/12 (a)(f).........       45,000             35,100
  Peru - .69%
   Peru (Republic of),
   Past Due Interest, 4.50% Bonds due
   03/07/17 (e)......................      200,000            120,000
   Zero Coupon, Sr. Notes due
   02/28/16..........................      785,190            371,003

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Poland - .67%
   Poland (Republic of),
   Bond, Series 1003, 12% due
   10/12/03 (PLZ)....................  $   270,000       $     71,603
   Treasury Bill, Series 52, due
   08/11/99..........................      120,000             30,139
   Treasury Bill, Series 52, due
   10/13/99..........................      210,000             51,645
   Unsec. Non-US Global Bearer Bond,
   Series PDIB, 5% due 10/27/14
   (e)...............................      370,000            322,825
  Russia - .58%
   Russia (Government of),
   CSFB Russian Swap,
   28.9% Bond due 07/14/99 (RUR)
   (b)(f)............................      370,000              4,107
   29.8% Bond due 07/14/99 (RUR)
   (b)(f)............................      200,000              2,220
   Federal Loan Bonds, Series 5022,
   15% due 02/23/00 (b)(f)...........    1,279,000             13,599
   Federal Loan Bonds, Series 7010,
   30%/10% due 09/17/03 (RUR) (d)....      833,770             16,466
   Interest Notes, Series US, 6.06%
   debentures due 12/15/15 (b)(c)....        2,017                315
   Principal Loans Debentures, 24
   Years, 6.06% due 12/15/20
   (b)(c)............................    1,330,000            161,263
   Russian Federation, 8.75% Unsub.
   Bonds due 07/24/05................      350,000            173,688
   Russian Federation, 11% Unsec.
   Unsub. Bonds due 07/24/18.........       80,000             39,000
  South Africa - .43%
   South Africa (Republic of), Series
   153, 13% Bonds due 08/31/10
   (ZAR).............................    2,061,000            301,434
  Spain - .18%
   Spain (Kingdom of),
   4.50% due 07/30/04 (EUR)..........      105,877            106,693
   6% due 01/31/08 (EUR).............       19,232             21,521
  Sweden - .32%
   Sweden (Kingdom of),
   Series 1033, 10.25% Bonds due
   05/05/03 (SEK)....................    1,600,000            226,251
  Venezuela - .47%
   Venezuela (Republic of),
   9.25% Unsec. Bonds due 09/15/27...      460,000            297,850
   13.625% Bonds due 08/15/18........       40,000             35,320
  Vietnam - .01%
   Vietnam (Government of), 3% Par
   Bonds due 03/12/28................       12,000              3,420
                                                           ----------
  Total Foreign Government Obligations (cost:
   $13,221,017)                                            12,600,266
                                                           ----------
LOAN PARTICIPATIONS - .26%
  Central Bank Asia Loan
   Participation Agreement, Series 4,
   Gtd. 8.625% Notes due 08/25/02
   (f)...............................       70,000             59,150
  Morocco (Government of) Loan
   Participation Agreement, Tranche
   A, 5.91% due 01/01/09 (c)(f)......      171,428            121,714
                                                           ----------
  Total Loan Participations (cost: $192,930)                  180,864
                                                           ----------

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
CORPORATE BONDS AND NOTES - 35.48%
  Aerospace - .26%
   Fairchild Corp. (The), Cl. A,
   10.75% Sr. Sub. Notes due 04/15/09
   (a)...............................  $   150,000       $    147,000
   Greater Toronto Airport, 5.40%
   Debentures due 12/03/02 (CAD).....       55,000             36,729
  Air Travel - .23%
   Atlas Air, Inc., 10.75% Sr. Notes
   due 08/01/05......................       50,000             51,000
   Trans World Airlines, Inc., 11.50%
   Sr. Sec. Notes due 12/15/04.......      125,000            110,156
  Apparel & Textiles - .12%
   Unifrax Investment Corp., 10.50%
   Sr. Notes due 11/01/03............       50,000             51,000
   William Carter Co., 10.375% Sr.
   Sub. Notes due 12/01/06...........       35,000             35,613
  Automotive - .76%
   Collins & Aikman Products Co.,
   11.50% Gtd. Sr. Sub. Notes due
   04/15/06..........................      100,000            101,000
   Hayes Wheels International, Inc.,
   9.125% Sr. Sub. Notes due
   07/15/07..........................       50,000             50,125
   11% Unsec. Sr. Sub. Notes due
   07/15/06..........................      100,000            108,250
   HDA Parts System, Inc., 12% Sr.
   Sub. Notes due 08/01/05 (a).......       75,000             75,750
   Oxford Automotive, Inc., 10.125%
   Sr. Sub. Notes due 06/15/07.......      200,000            200,000
  Banks - 1.41%
   Banco Nacional de Mexico SA, 11%
   Cv. Jr. Sub. Notes due 07/15/03
   (f)...............................       20,000             19,750
   Bayerische Vereinsbank, Series
   661, 5% Sec. Bonds due 07/28/04
   (DEM).............................       76,477             81,844
   Export Credit Bank of Turkey,
   7.56% due 08/18/00 (c)(f).........      250,000            246,336
   Financiera Energetica Nacional,
   9.375% Unsec. Unsub. Notes due
   06/15/06 (a)......................      100,000             87,005
   Hypothekenbank In Essen AG,
   Registered, 4.25% Sec. Bonds due
   07/06/2009 (EUR)..................      150,000            147,142
   Industrial Bank of Japan Preferred
   Capital Co. (The) LLC, 8.79% Bonds
   due 12/29/49 (a)(c)...............      125,000            104,688
   Ongko International Finance Co.
   BV, 10.50% Gtd. Notes due 03/29/04
   (a)(b)(f).........................       40,000              1,300
   PT Bank Negara Indonesia, 7.625%
   Sr. Unsec. Notes due 02/15/07.....      100,000             72,000
   Shoeshone Partners Trust, 8% Sr.
   Notes due 05/31/02 (a)(f).........      250,000            237,023
  Broadcast, Radio & TV - 2.76%
   Adelphia Communications Corp.,
   8.375% Sr. Notes due 02/01/08.....       25,000             24,063
   9.25% Sr. Notes due 10/01/02......       50,000             50,625
   10.50% Sr. Notes due 07/15/04.....       50,000             53,375
   Azteca Holdings SA, 11% Sr. Sec.
   Notes due 06/15/02................       35,000             29,750
   Bresnan Communication Co.
   Holdings, 0%/9.25% Sr. Discount
   Notes due 02/01/09 (a)(d).........      100,000             65,000
   Capstar Broadcasting Partners,
   Inc., 9.25% Sr. Sub. Notes due
   07/01/07..........................      200,000            203,000

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   CBS Radio, Inc., 11.375%
   Exchangeable Unsec. Sub.
   Debentures due 01/15/09 (h).......  $    75,200       $     85,258
   Chancellor Radio Broadcasting Co.,
   8.75% Sr. Sub. Notes due
   06/15/07..........................       50,000             49,813
   CSC Holdings, Inc., 10.50% Sr.
   Sub. Debentures due 05/15/16......       50,000             56,563
   EchoStar DBS Corp., 9.375% Unsec.
   Sr. Notes due 02/01/09 (a)........      210,000            213,675
   Emmis Communications Corp., 8.125%
   Sr. Sub. Notes due 03/15/09 (a)...      150,000            142,688
   Falcon Holdings Group L.P.,
   0%/9.285% debentures due 04/15/10
   (d)...............................      100,000             70,000
   Helicon Group LP/Helicon Capital
   Corp., Series B, 11% Sr. Sec.
   Notes due 11/01/03................      100,000            104,500
   Northeast Optic Network, 12.75%
   Unsec. Sr. Notes due 08/15/08.....       75,000             77,625
   Optel, Inc., 13% Sr. Notes due
   02/15/05..........................       85,000             64,600
   Paxson Communications Corp.,
   11.625% Sr. Sub. Notes due
   10/01/02..........................      100,000            104,000
   Rogers Communications, Inc., 8.75%
   Sr. Notes due 07/15/07 (CAD)......      100,000             68,748
   TeleWest Communications PLC,
   0%/11% Sr. Discount Debentures due
   10/01/07 (d)......................       65,000             57,850
   0%/9.875% Sr. Discount Notes due
   04/15/09 (a)(d) (GBP).............      100,000             99,304
   Time Warner Telecom LLC, 9.75%
   Unsec. Sr. Notes due 07/15/08.....       50,000             51,250
   TV Azteca SA de CV, Series A,
   10.125% Sr. Notes due 02/15/04....      100,000             81,500
   United International Holdings,
   Inc., 0%/10.75% Sr. Discount Notes
   due 02/15/08 (d)..................       75,000             49,313
   Young Broadcasting, Inc., 8.75%
   Sr. Sub. Debentures due
   06/15/07..........................      100,000             97,000
   Series B, 9% Sr. Sub. Notes due
   01/15/06..........................       50,000             48,845
  Building & Construction - .42%
   Kaufman & Broad Home Corp., 7.75%
   Sr. Notes due 10/15/04............      100,000             98,250
   Nortek, Inc., 9.125% Sr. Notes due
   09/01/07..........................      200,000            198,000
  Building Materials - .07%
   Falcon Building Products, Inc.,
   9.50% Sr. Sub. Notes due
   06/15/07..........................       50,000             47,875
  Capital Goods - .27%
   Aki Holdings, Inc.,
   0%/13.50% Sr. Discount Debentures
   due 07/01/09 (d)..................       50,000             19,000
   10.50% Sr. Notes due 07/01/08.....       50,000             48,500
   Eagle-Picher Industries, Inc.,
   9.375% Sr. Sub. Notes due
   03/01/08..........................      100,000             95,000
   Paragon Corp. Holdings, Inc.,
   9.625% Sr. Notes due 04/01/08.....       45,000             26,100
  Chemicals & Allied Products - 1.19%
   ClimaChem, Inc., 10.75% Gtd. Sr.
   Sub. Unsec. Bonds due 12/01/07....       50,000             47,813

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Huntsman ICI Chemicals LLC,
   10.125% Sr. Sub. Notes due
   07/01/09 (a)......................  $   100,000       $    101,000
   Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Notes due
   08/01/07..........................       50,000             45,000
   Lyondell Chemical Co.,
   9.875% Sr. Sec. Notes due 05/01/07
   (a)...............................      200,000            204,500
   10.875% Sr. Sub. Notes due
   05/01/09 (a)......................      100,000            104,000
   NL Industries, Inc., 11.75% Sr.
   Sec. Notes due 10/15/03...........       40,000             42,000
   PCI Chemicals Canada, Inc., 9.25%
   Sr. Sec. Notes due 10/15/07.......       50,000             40,500
   Pioneer Americas Acquisition
   Corp., 9.25% Sr. Sec. Notes due
   06/15/07..........................       25,000             20,500
   Polymer Group, Inc., 9% Sr. Sub.
   Notes due 07/01/07................       50,000             48,500
   Sovereign Specialty Chemicals,
   Inc., 9.50% Sr. Sub. Notes due
   08/01/07..........................       75,000             75,188
   Sterling Chemicals, Inc., 11.75%
   Sr. Unsec. Sub. Notes due
   08/15/06..........................      150,000            114,000
  Commercial Services - .07%
   Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Notes due
   02/15/09..........................       50,000             47,500
  Computers - .16%
   Unisys Corp., 11.75% Sr. Notes due
   10/15/04..........................      100,000            111,000
  Conglomerates - .14%
   Jordan Industries, Series C,
   10.375% Sr. Notes due 08/01/07....      100,000            101,250
   Mechala Group Jamaica, Ltd.,
   12.75% Bonds due 12/30/99.........        4,000              1,405
  Consumer Products - .70%
   Bell Sports, Inc., 11% Sr. Sub
   Notes due 08/15/08................      110,000            109,450
   Fruit of the Loom, Inc., 8.875%
   Gtd. Sr. Unsec. Notes due 04/15/06
   (a)...............................      100,000             86,000
   Holmes Products Corp., 9.875% Gtd.
   Sr. Sub. Unsec. Bonds due
   11/15/07..........................       25,000             24,188
   Icon Health & Fitness, Inc.,
   Series B, 13% Sr. Sub. Notes due
   07/15/02..........................       85,000             63,750
   Iron Mountain, Inc.,
   8.75% Sr. Sub. Notes due
   09/30/09..........................       50,000             48,500
   10.125% Sr. Sub. Notes due
   10/01/06..........................       50,000             51,750
   Revlon Consumer Products, Inc.,
   9% Sr. Notes due 11/01/06.........       10,000              9,850
   8.625% Sr. Sub. Notes due
   02/01/08..........................       50,000             46,750
   Revlon Worldwide Corp., Zero
   Coupon Sr. Sec. Discount Notes due
   03/15/01..........................       30,000             19,500
   TAG Heuer International SA, 12%
   Sr. Sub. Notes due 12/15/05 (f)...       33,000             37,050
  Diversified Financial - .52%
   AMRESCO, Inc., Series 97-A, 10%
   Sr. Sub. Notes due 03/15/04.......       75,000             57,000
   Series 98-A, 9.875% Sr. Sub. Notes
   due 03/15/05......................      100,000             75,000
   Dresdner Funding Trust II, 5.79%
   Sub. Notes due 06/30/2011 (a)
   (EUR).............................      200,000            199,265
   Veritas Capital Trust, 10% Gtd.
   Bonds due 01/01/28................       50,000             40,000

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Diversified Media - .50%
   Chancellor Media Corp.,
   Series B, 8.13% Sr. Sub. Notes due
   12/15/07..........................  $    50,000       $     48,250
   10.50% Sr. Sub. Notes due
   01/15/07..........................       90,000             94,500
   IPC Magazines Group PLC, 9.625%
   Bonds due 03/15/08 (GBP)..........       50,000             63,050
   Lamar Advertising Co., 9.625%
   Unsec. Sr. Sub. Notes due
   12/01/06..........................      100,000            103,000
   Sinclair Broadcast Group, Inc.,
   8.75% Sr. Sub. Notes due
   12/15/07..........................       50,000             48,500
  Electrical Utilities - .25%
   Calpine Corp.,
   8.75% Sr. Notes due 07/15/07......      115,000            113,275
   10.50% Sr. Notes due 05/15/06.....       50,000             53,250
   Central Termica Guemes SA, 12%
   Unsec. Bonds due 11/26/01
   (a)(b)(f).........................       50,000              7,438
  Electronics - .19%
   Fairchild Semiconductor Corp.,
   10.375% Sr. Sub. Notes due
   10/01/07 (a)......................       50,000             49,125
   Wavetek Corp., 10.125% Sr. Sub.
   Notes due 06/15/07................      100,000             88,500
  Energy Services & Producers - .87%
   Gothic Energy Corp., Series B,
   0%/14.125% Sec. Sr. Discount Notes
   due 05/01/06 (d)..................      125,000             43,750
   Gothic Production Corp., 11.125%
   Sr. Sec. Notes due 05/01/05 (a)...       50,000             44,000
   Grant Geophysical, Inc., 9.75% Sr.
   Notes due 02/15/08................       90,000             47,700
   Great Lakes Carbon Corp., 10.25%
   Sr. Sub. Notes due 05/15/08.......      150,000            146,250
   P&L Coal Holdings Corp., 9.625%
   Sr. Sub. Notes due 05/15/08.......      100,000             99,250
   Ram Energy, Inc., 11.50% Sr. Notes
   due 02/15/08......................      210,000            112,350
   Universal Compression, Inc.,
   0%/9.875% Sec. Discount Notes due
   02/15/08 (d)......................      200,000            125,000
  Environmental Management - .07%
   Allied Waste North America, Inc.,
   7.875% Sr. Notes due 01/01/09.....       50,000             46,375
  Financial - 1.07%
   BankUnited Capital Trust, 10.25%
   Bond due 12/31/26.................      100,000             95,000
   CB Richard Ellis Service, 8.875%
   Unsec. Sr. Sub. Notes due 06/01/06
   (f)...............................       50,000             48,250
   Charter Communications Holdings
   LLC,
   8.25% Sr. Notes due 04/01/07
   (a)...............................       50,000             47,875
   0%/9.92% Sr. Discount Notes due
   04/01/11 (a)(d)...................      100,000             62,000
   Federal Home Loan Bank, 5.625%
   Unsec. Unsub. Notes due 06/10/03
   (GBP).............................       20,000             31,137
   Local Financial Corp., 11% Sr.
   Notes due 09/08/04 (a)............       50,000             51,750
   Netia Holdings BV,
   0%/11% Sr. Gtd. Discount Notes due
   11/01/07 (d)......................       50,000             16,601
   10.25% Sr. Gtd. Notes due
   11/01/07..........................       25,000             21,750
   13.50% Gtd. Notes due 06/15/09 (a)
   (EUR).............................      200,000            214,922

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Polytama International Finance BV,
   11.25% Sec. Notes due 06/15/07....  $    44,290       $      8,194
   RBF Finance Co., 11% Gtd. Sr. Sec.
   Notes due 03/15/06 (a)............      125,000            128,750
   SBS Agro Finance BV, 10.25% Bonds
   due 07/21/00......................       75,000              6,375
   Southern Pacific Funding Corp.,
   11.50% Sr. Notes due 11/01/04
   (f)...............................       50,000             22,500
  Food & Beverages - .90%
   Aurora Foods, Inc., 8.75% Sr. Sub.
   Notes due 07/01/08................      100,000             98,000
   Chiquita Brands International,
   Inc., 10% Sr. Unsec. Notes due
   06/15/09..........................      250,000            249,375
   Del Monte Foods Co., 0%12.50% Sr.
   Discount Notes due 12/15/07 (d)...       35,000             25,725
   Doane Products Co., 9.75% due
   05/15/07..........................       73,000             72,726
   Purina Mills, Inc., 9% Sr. Sub.
   Notes due 03/15/10................       50,000             37,500
   Shoppers Food Warehouse Corp.,
   9.75% Sr. Sec. Notes due 06/15/04
   (f)...............................       20,000             21,350
   Smithfield Foods, Inc., 7.625% Sr.
   Sub. Notes due 02/15/08...........      100,000             90,500
   Sparkling Spring Water Group,
   Ltd., 11.50% Sr. Sub. Notes due
   11/15/07..........................       50,000             40,000
  Gas Utilities - .07%
   AmeriGas Partners, L.P., 10.125%
   Sr. Notes due 04/15/07............       50,000             51,813
  Health Care/Supplies &
   Services - 1.16%
   Fresenius Medical Cap Trust II,
   7.875% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08................      100,000             93,000
   Fresenius Medical Cap Trust III,
   7.375% Gtd. Sec. Trust Preferred
   Bonds due 02/01/08 (DEM)..........      100,000             54,282
   ICN Pharmaceutical, Inc., 8.75%
   Sr. Notes due 11/15/08 (a)........      100,000             98,250
   Integrated Health Services, 9.50%
   Sr. Sub. Notes due 09/15/07.......       95,000             69,350
   Kinetic Concepts, Inc., Series B,
   9.625% Sr. Unsec. Sub. Notes due
   11/01/07..........................      175,000            155,750
   Oxford Health Plans, Inc., 11% Sr.
   Notes due 05/15/05 (a)............      100,000            103,000
   Qwest Diagnostic, Inc., 9.875% Sr.
   Sub. Notes due 07/01/09 (a).......      250,000            250,000
  Homebuilders/Real Estate - .42%
   D. R. Horton, Inc., 8% Unsec. Gtd.
   Sr. Notes due 02/01/09............       50,000             47,000
   Saul (B.F.) Real Estate Investment
   Trust, 9.75% Sr. Sec. Notes due
   04/01/08..........................      165,000            153,450
   Web (Del E.) Corp., 10.25% Unsec.
   Sr. Sub. Debentures due
   02/15/10..........................      100,000             99,000
  Hotel/Gaming - 2.07%
   Apcoa, Inc., 9.25% Sr. Sub. Notes
   due 03/15/08......................       50,000             45,063
   Aztar Corp., 8.875% Sr. Sub. Notes
   due 05/15/07 (a)..................      200,000            191,500
   Capstar Hotel Co., 8.75% Sr. Sub.
   Notes due 08/15/07................       25,000             23,375
   Casino Magic of Louisiana Corp.,
   Series B, 13% due 08/15/03........       40,000             45,250

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Empress Entertainment, Inc.,
   8.125% Sr. Sub. Notes due
   07/01/06..........................  $   150,000       $    149,813
   Florida Panthers Holdings, 9.875%
   Sr. Sub. Notes due 04/15/09.......      150,000            140,250
   Hard Rock Hotel, Inc., 9.25% Sr.
   Sub. Notes due 04/01/05...........       90,000             84,825
   HMH Properties, Inc., Series C,
   8.45% due 12/01/08................       75,000             71,250
   Hollywood Casino Corp., 11.25%
   Sec. Sr. Notes due 05/01/2007
   (a)...............................      150,000            151,125
   Horseshoe Gaming LLC, 9.375% Sr.
   Sub. Notes due 06/15/07...........       75,000             76,219
   Intrawest Corp., 9.75% Sr. Notes
   due 08/15/08......................       75,000             75,563
   Isle of Capri Casinos, 8.75% Sr.
   Sub. Notes due 04/15/09 (a).......      150,000            140,625
   Jupiters, Ltd., 8.25% Sr. Notes
   due 03/01/06 (a)..................       75,000             73,500
   Meristar Hospitality Corp., 8.75%
   Sr. Sub. Notes due 08/15/07 (a)...       50,000             47,500
   Mohegan Tribal Gaming Authority,
   8.125% Sr. Notes due 01/01/06.....      100,000             98,000
   8.75% Sr. Sub. Notes due
   01/01/09..........................       50,000             49,500
  Industrial - 1.79%
   Federal-Mogul Corp., 7.875% Notes
   due 07/01/10......................      125,000            116,932
   Fleming Companies, Inc., 10.625%
   Sr. Sub. Notes due 07/31/07.......      170,000            157,675
   Focal Communications, Inc.,
   0%/12.125% Sr. Discount Notes due
   02/15/08 (d)......................      130,000             72,800
   Globe Manufacturing Corp., 10% Sr.
   Sub. Notes due 08/01/08...........      100,000             75,000
   International Wire Group, Inc.,
   Series B, 11.75% Sr. Sub. Notes
   due 06/01/05......................       65,000             67,438
   Key Plastics, Inc., 10.25% Sr.
   Sub. Notes due 03/15/07...........       50,000             49,000
   Leviathan Gas Pipeline/Leviathan
   Finance Corp., 10.375% Sr. Sub.
   Notes due 06/01/2009 (a)..........      100,000            102,000
   Packaged Ice, Inc., 9.75% Unsec.
   Sr. Notes due 02/01/05............       25,000             24,500
   Pantry, Inc. (The), 10.25% Sr.
   Sub. Notes due 10/15/07...........       50,000             50,375
   Pentacon, Inc., 12.25% Sr. Sub.
   Notes due 04/01/09................      100,000             98,500
   Phillips Van-Heusen Corp., 9.50%
   Sr. Sub. Notes due 05/01/08.......      100,000            100,000
   Roller Bearing Co. of America,
   Inc., 9.625% Sr. Sub. Notes due
   06/15/07..........................      125,000            118,125
   Safety-Kleen Corp., 9.25% Sr.
   Notes due 05/15/09 (a)............      150,000            150,750
   Shaw Communications, Inc., 8.54%
   Debentures due 09/30/27 (CAD).....       80,000             51,480
   Styling Technology Corp., 10.875%
   Sr. Sub. Notes due 07/01/08.......       35,000             33,950
  Industrial Services - .47%
   Comforce Operating, Inc., 12% Sr.
   Notes due 12/01/07 (f)............       50,000             47,063
   Fisher Scientific International,
   Inc., 9% Sr. Sub. Notes due
   02/01/08..........................      100,000             95,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Sub. Notes due
   08/15/08..........................  $   110,000       $    113,300
   United Rentals, Inc., 9% Notes due
   04/01/09 (a)......................       75,000             73,500
  Information Technology - 3.37%
   Amazon Communications, Inc.,
   0%/10% Sr. Discount Notes due
   05/01/08 (d)......................      105,000             68,513
   Cellnet Data Systems, Inc., 0%/14%
   Unsec. Sr. Discount Notes due
   10/01/07 (d)......................       45,000             18,900
   Covad Communications Group, Inc.,
   0%/13.50% Sr. Discount Notes due
   03/15/08 (d)......................      150,000             82,500
   Crown Castle International Corp.,
   0%/10.375% Sr. Discount Notes due
   05/15/11 (d)......................      100,000             58,000
   0%/10.625% Sr. Discount Notes due
   11/15/07 (d)......................       75,000             52,125
   CTI Holdings SA, 0%/11.50% Sr.
   Notes due 04/15/08 (d)............       50,000             24,250
   Details, Inc., 10% Sr. Sub. Notes
   due 11/15/05......................       25,000             23,188
   Exodus Communications, Inc.,
   11.25% Sr. Notes due 07/01/08.....       80,000             84,000
   11.25% Sr. Notes due 07/01/08
   (a)...............................      150,000            157,500
   Global Crossing Holdings, Ltd.,
   9.625% Sr. Notes due 05/15/08.....      100,000            102,000
   Globix Corp., 13% Unsec. Sr. Notes
   due 05/01/05 (f)..................       50,000             47,750
   GST Telecommunications, Inc./GST
   Network Funding, Inc., 0%/10.25%
   Sr. Discount Notes due 05/01/08
   (a)(d)............................       85,000             48,025
   ICG Services, Inc., 0%/10% Sr.
   Discount Notes due 02/15/08 (d)...       35,000             19,950
   KMC Telecom Holdings, Inc.,
   0%/12.50% Unsec. Sr. Discount
   Notes due 02/15/08 (d)(f).........      100,000             55,000
   13.50% Sr. Notes due 05/15/09
   (a)...............................      200,000            200,250
   Nextel Communications, Inc., Sr.
   Discount Notes,
   0%/9.75% due 10/31/07 (d).........       60,000             41,850
   0%/9.95% due 02/15/08 (d).........       75,000             51,375
   0%/10.65% due 09/15/07 (d)........      250,000            181,875
   Nextlink Communications, Inc.,
   9% due 03/15/08...................      100,000             94,000
   0%/9.45% Sr. Discount Notes due
   04/15/08 (d)......................      100,000             59,500
   9.625% Sr. Notes due 10/01/07.....      125,000            121,563
   10.75% Sr. Notes due 11/15/08.....       50,000             51,125
   10.75% Unsec. Sr. Notes due
   06/01/09..........................      250,000            256,250
   Pinnacle Holdings, Inc., 0%/10%
   Sr. Discount Notes due 03/15/08
   (d)...............................      100,000             57,250
   Psinet, Inc., 10% Senior Notes due
   02/15/05..........................      150,000            150,750
   Satelites Mexicanos SA, 10.125%
   Sr. Notes due 11/01/04............       50,000             39,750
   SBA Communications Corp., 0%/12%
   Sr. Discount Notes due 03/01/08
   (d)...............................      200,000            115,000
   Wam!Net, Inc., 0%/13.25% Sr.
   Discount Notes due 03/01/05
   (d)(f)............................      200,000            121,000

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Insurance - .09%
   Veritas Holdings, GMBH, 9.625% Sr.
   Notes due 12/15/03................  $    65,000       $     64,025
  Internet Technology - .14%
   Verio, Inc., 10.375% Unsec. Sr.
   Notes due 04/01/05................      100,000            101,750
  Leisure & Entertainment - .93%
   Premier Cruise, Ltd., 11% Sr.
   Notes due 03/15/08 (a)(b).........       50,000             12,500
   Premier Parks, Inc.
   0%/10% Sr. Discount Notes due
   04/01/08 (d)......................       50,000             33,188
   9.25% Sr. Notes due 04/01/06......       50,000             49,250
   9.75% Sr. Notes due 06/15/07......      200,000            202,480
   Regal Cinemas, Inc., 8.875% Unsec.
   Sr. Sub. Notes due 12/15/10.......      200,000            184,000
   SFX Entertainment, Inc., 9.125%
   Sr. Sub. Notes due 02/01/08.......      125,000            122,500
   Six Flags Entertainment Corp.,
   8.875% Sr. Notes due 04/01/06.....       50,000             50,000
  Manufacturing - .72%
   Applied Power, Inc., 8.75% Sr.
   Sub. Notes due 04/01/09...........       75,000             72,750
   Axia, Inc., 10.75% Sr. Sub. Notes
   due 07/15/08......................       50,000             49,313
   Ball Corp.,
   7.75% Sr. Notes due 08/01/06......       50,000             48,813
   8.25% Sr. Sub. Notes due
   08/01/08..........................       50,000             49,250
   Grove Worldwide LLC, 9.25% Sr.
   Sub. Notes due 05/01/08...........       50,000             36,500
   Insilco Holding Co., Series B, 12%
   Gtd. Sr. Sub. Notes due
   08/15/07..........................       20,000             19,800
   Moll Industries, 10.50% Sr. Sub.
   Notes due 07/01/08................      100,000             88,000
   SC International Services, Inc.,
   9.25% Sr. Sub. Notes due
   09/01/07..........................       50,000             50,750
   Terex Corp., 8.875% Unsec. Sub.
   Sr. Notes due 04/01/08 (a)........      100,000             95,500
  Metals/Mining - .61%
   Centaur Mining & Exploration,
   Ltd., 11% Gtd. Sr. Notes due
   12/01/07..........................       25,000             22,750
   International Utility Structures,
   Inc., 10.75% Sr. Sub. Notes due
   02/01/08..........................       25,000             25,063
   Kaiser Aluminum & Chemical Corp.,
   12.75% Sr. Sub. Notes due
   02/01/03..........................      125,000            128,125
   Metallurg Holdings, Inc.,
   0%/12.75% Sr. Discount Notes due
   07/15/08 (d)......................      100,000             38,000
   Metallurg, Inc., 11% Sr. Notes due
   12/01/07..........................      225,000            216,000
  Oil & Gas - .68%
   Dailey International, Inc., 9.50%
   Sr. Unsec. Notes due 02/15/08.....      100,000             63,000
   Denbury Management, Inc., 9% Sr.
   Sub. Notes due 03/01/08...........      150,000            133,875
   Forcenergy, Inc., 9.50% Unsec. Sr.
   Sub. Notes due 11/01/06 (b).......       50,000             31,750
   Ocean Rig Norway AS, 10.25% Sr.
   Sec. Gtd. Notes due 06/01/08......      100,000             72,000
   Parker Drilling Co., Series B,
   9.75% Sr. Notes due 11/15/06......      100,000             92,500
   Stone Energy Corp., 8.75% Sr. Sub.
   Notes due 09/15/07................       85,000             84,575

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Paper & Forest Products - 1.81%
   Fletcher Challenge, Ltd.,
   8.05% Bonds due 06/15/03 (NZD)....  $    30,000       $     16,198
   10% Cv. Unsec. Sub. Notes due
   04/30/05 (NZD)....................        5,000              2,728
   14.50% Cv. Sub. Notes due 09/30/00
   (NZD).............................       85,000             48,640
   Gaylord Container Corp., Series B,
   9.75% Unsec. Sr. Notes due
   06/15/07..........................      150,000            142,500
   Repap New Brunswick, Inc., 9%
   First Priority Sec. Sr. Notes due
   06/01/04..........................      100,000             93,250
   Riverwood International Corp.,
   10.625% Sr. Notes due 08/01/07....      100,000            102,500
   10.875% Gtd. Unsec. Sr. Sub. Notes
   due 04/01/08......................      100,000             97,250
   SD Warren Co., Series B, 12% Sr.
   Sub. Notes due 12/15/04...........      150,000            160,500
   14% Debentures due 12/15/06 (h)...      254,925            291,252
   Tembec Industries, Inc., 8.625%
   Gtd. Unsec. Sr. Notes due
   06/30/09..........................      200,000            199,000
   U.S. Timberland Co. LP, 9.625% Sr.
   Notes due 11/15/07................       25,000             25,125
   URS Corp., 12.50% Sr. Sub. Notes
   due 05/01/09 (a)..................      100,000            101,500
  Printing, Publishing & Allied
  Products - .14%
   Premier Graphics, Inc., 11.50% Sr.
   Notes due 12/01/05 (f)............      100,000             96,000
  Restaurants - .27%
   Ameriking, Inc., 10.75% Sr. Unsec.
   Notes due 12/01/06................      150,000            151,500
   Family Restaurants, Inc., 9.75%
   Sr. Notes due 02/01/02............       75,000             37,969
  Retail - .08%
   Boyds Collection, Ltd., 9% Sr.
   Sub. Notes due 05/15/08 (a).......       60,000             59,250
  Security Services - .13%
   Protection One Alarm Monitoring,
   Inc., 6.75% Cv. Gtd. Sr. Sub.
   Notes due 09/15/03................      100,000             90,625
  Specialty Retailing - .23%
   Eye Care Centers of America, Inc.,
   9.125% Sr. Sub. Notes due
   05/01/08..........................       75,000             65,250
   Finlay Fine Jewelry Corp., 8.375%
   Sr. Notes due 05/01/08............       50,000             48,250
   Home Interior & Gifts, Inc.,
   10.125% Sr. Sub. Notes due
   06/01/08..........................       50,000             49,500
  Steel - .50%
   AK Steel Corp.,
   7.875% Sr. Notes due 02/15/09
   (a)...............................       50,000             48,000
   9.125% Sr. Notes due 12/15/06.....      100,000            103,000
   Bar Technologies, Inc., 13.50% Sr.
   Sec. Notes due 04/01/01...........       25,000             25,781
   California Steel Industries, 8.50%
   Sr. Notes due 04/01/09 (a)........       75,000             73,031
   National Steel Corp., 9.875% First
   Mortgage due 03/01/09.............      100,000            101,750
  Supermarkets - .40%
   Pathmark Stores,
   0%/10.75% Jr. Sub. Notes due
   11/01/03 (d)......................      130,000            128,700
   12.625% Sub. Notes due 06/15/02...       50,000             50,750

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Randall's Food Markets, Inc.,
   9.375% Sr. Sub. Notes due
   07/01/07..........................  $   100,000       $    105,000
  Telecommunications - 5.78%
   Arch Communications, Inc., 12.75%
   Sr. Notes due 07/01/17............       50,000             43,000
   Clearnet Communications, Inc.,
   0%/14.75% Sr. Unsec. Discount
   Notes due 12/15/05 (d)............       15,000             13,725
   Colt Telecom Group PLC,
   Units (each unit consists of
   $1,000 principal amount of 0%/12%
   Unsec. Sr. Discount Notes due
   12/15/06 and one warrant to
   purchase 7.80 ordinary shares)
   (d)(i)............................      100,000             83,000
   0%/12% Unsec. Sr. Discount Notes
   due 12/15/06 (d)..................       50,000             41,500
   7.625% Bonds due 07/31/08 (DEM)...      200,000            105,456
   8.875% Sr. Notes due 11/30/07
   (GBP).............................       25,000             13,762
   10.125% Sr. Notes due 11/30/07
   (GBP).............................       35,000             59,996
   Comunicacion Celular SA,
   0%/13.125% Sr. Deferred Coupon
   Bonds due 11/15/03 (d)............      100,000             60,125
   Convergent Communications, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 13% Sr.
   Notes and four warrants to
   purchase 10.8 shares of common
   stock) (i)........................       50,000             43,563
   Diamond Cable Communications PLC,
   0%/11.75% Sr. Discount Notes due
   12/15/05 (d)......................      200,000            180,000
   E. Spire Communications, Inc.,
   13.75% Unsec. Sr. Notes due
   07/15/07..........................       25,000             19,500
   Firstworld Communications, Inc.,
   Units (each unit consists of
   $1,000 principal amount of 13% Sr.
   Discount Notes due 04/15/08 and
   one warrant to purchase 7.9002
   shares of series B, common stock)
   (i)...............................       75,000             39,000
   GST USA, Inc., 0%/13.875% Gtd. Sr.
   Sec. Discount Notes due 12/15/05
   (d)...............................       65,000             53,300
   Hyperion Telecommunications, Inc.,
   12% Sr. Sub. Notes due 11/01/07
   (a)...............................       75,000             76,688
   ICO Global Communications
   (Holdings), Ltd., Units, (each
   unit consists of $1,000 principal
   amount of 15% Sr. Notes due
   08/01/05 and one warrant to
   purchase 19.85 shares of common
   stock) (i)........................       50,000             20,500
   Intermedia Communications, Inc.,
   8.50% Sr. Notes due 01/15/08......       75,000             70,313
   8.60% Sr. Notes due 06/01/08......       90,000             82,800
   8.875% Sr. Notes due 11/01/07.....       75,000             68,625
   Level 3 Communications, Inc.,
   0%/10.50% Sr. Discount Notes due
   12/01/08 (d)......................       75,000             46,125
   9.125% Unsec. Sr. Notes due
   05/01/08..........................      100,000             98,250
   Loral Space & Communications,
   Ltd., 9.50% Sr. Notes due
   01/15/06..........................       50,000             43,375
   McLeodUSA, Inc.,
   8.125% Sr. Notes due 02/15/09
   (a)...............................      135,000            124,875
   8.375% Sr. Notes due 03/15/08.....       50,000             46,750

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   9.25% Sr. Notes due 07/15/07......  $    40,000       $     39,700
   Metrocall, Inc., 10.375% Sr. Sub.
   Notes due 10/01/07................       50,000             37,250
   Metromedia Fiber Network, Inc.,
   10% Sr. Notes due 11/15/08........      150,000            150,495
   Microcell Telecommunications,
   Inc., 0%/10.125% Sr. Discount
   Notes due 10/15/07 (d) (CAD)......      100,000             41,553
   0%/12% Sr. Discount Notes due
   06/01/09 (a)(d)...................      250,000            142,500
   Millicom International Cellular
   SA, 0%/13.50% Sr. Discount Notes
   due 06/01/06 (d)..................      160,000            117,600
   NTL, Inc.,
   7% Cv. Sub. Notes due 12/15/08
   (a)...............................      100,000            163,250
   0%/9.75% Sr. Notes due 04/01/08
   (d)...............................      100,000             68,500
   0%/9.75% Sr. Notes due 04/15/09
   (d)...............................      200,000            189,150
   0%/10.75% Sr. Unsec. Unsub. Notes
   due 04/01/08 (GBP) (a)(d).........       50,000             51,821
   10% Sr. Notes due 02/15/07........      100,000            104,000
   Omnipoint Corp., Series A, 11.625%
   Sr. Notes due 08/15/06............      135,000            137,700
   Orange PLC,
   8% Sr. Notes due 08/01/08.........      100,000             95,500
   8.75% Unsec. Sr. Bonds due
   06/01/06 (a)......................      250,000            250,313
   ORBCOMM Global LP/ORBCOMM Capital
   Corp., Series B, 14% Sr. Notes due
   08/15/04..........................      150,000            145,500
   Orion Networks Systems, Inc.,
   0%/12.50% Sr. Discount Notes due
   01/15/07 (d)......................      200,000            111,000
   RSL Communications PLC, 0%/10%
   Bonds due 03/15/08 (DEM) (d)......       50,000             15,547
   Rural Cellular Corp., 9.625% due
   05/15/08..........................      100,000            100,500
   PLD Telekom, Inc., 0%/14% Sec. Sr.
   Discount Notes due 06/01/04
   (d)(f)............................       50,000             34,000
   Price Communications Wireless,
   Inc.,
   9.125% Sec. Notes due 12/15/06....      100,000            101,000
   11.75% Unsec. Sr. Sub. Notes due
   07/15/07..........................       50,000             56,000
   PTC International Finance BV,
   0%/10.75% Unsec. Sub. Notes due
   07/01/07 (d)(f)...................       34,000             24,395
   Qwest Communications
   International, Inc., 0%/9.47% Sr.
   Sub. Notes due 10/15/07 (d).......      140,000            109,200
   Spectrasite Holdings, Inc., 0%/12%
   Sr. Discount Notes due 07/15/08
   (a)(d)............................      200,000            126,000
   Telecomunicacoes Brasileiras SA,
   10.54% due 12/09/99 (c)(f)........       30,000             29,925
   USA Mobile Communications, Inc.
   II, 14% Sr. Notes due 11/01/04....       65,000             60,125
   Viatel, Inc., 11.25% Sec. Sr.
   Notes due 04/15/08................      150,000            153,000
  Transportation - .69%
   Budget Group, Inc., 9.125% Sr.
   Notes due 04/01/06 (a)............      100,000             93,000
   Coach USA, Inc., 9.375% Sr. Sub.
   Notes due 07/01/07................       20,000             20,800

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
   Millenium Seacarriers, Inc., 12%
   Gtd. Sr. Sec. First Priority Ship
   Mortgage Notes due 07/15/05 (f)...  $   100,000       $     56,000
   Navigator Gas Transportation PLC,
   10.50% First Priority Ship
   Mortgage Notes due 06/30/07 (a)...       75,000             36,750
   Units (each unit consists of
   $1,000 principal amount of 12% 2nd
   priority ship mortgage notes and
   7.66 warrants) (a)(i).............       50,000             16,000
   TFM SA de CV, 10.25% Sr. Gtd.
   Bonds due 06/15/07................       75,000             65,063
   Transtar Holdings LP/Transtar
   Capital Corp., Series B,
   0%/13.375%
   Sr. Discount Notes due 12/15/03
   (d)...............................      200,000            198,000
                                                           ----------
  Total Corporate Bonds and Notes (cost:
   $26,874,325)                                            25,087,884
                                                           ----------
                                          shares
                                        ----------
COMMON STOCKS - .12%
  Horizon Group Properties, Inc......           29                 94
  Optel, Inc.........................           85                  1
  Paxson Communications Corp.........       29,261                  0
  Price Communications Corp..........        4,307             64,613
  Viatel, Inc........................          401             22,406
                                                           ----------
  Total Common Stocks (cost: $55,454)                          87,114
                                                           ----------
PREFERRED STOCKS - 1.71%
  Capstar Broadcasting, Inc., 12%
   Exchangeable (f)(h)...............          298             34,568
  Concentrix Network Corp., 13.50%...           54             51,300
  Dobson Communications, 13%
   (a)(h)............................          200            196,000
  E. Spire Communications, 12.75%
   (h)...............................           54             21,600
  Eagle-Picher Holdings, Series B,
   0%/11.75% Cum. (d)................           10             52,000
  ICG Holdings, Inc., 14.25% (h).....           33             32,837
  Nebco Evans Holdings Co., 11.25%
   (h)...............................        1,144             45,188
  Nextel Communications, Inc., Series
   E, 11.125% (h)....................           55             55,000
  NEXTLINK Communications, Inc., 14%
   Cum. (h)..........................        5,427            274,064
  Paxson Communications Corp.,
   13.25%............................       50,000             45,000
  PRIMEDIA, Inc.,
   Series E, 9.20%...................          100              9,788
   Series G, 8.625% Exchangeable.....        3,000            285,375
  Rural Cellular Corp., 11.375%......           54             54,540
  S.F. Holdings Group, Inc., Units
   (each Unit consist of one 13.75%
   Preferred Stock and 37 Class C
   Shares of Common Stock) (h)(i)....           10             22,000
  Spanish Broadcasting Systems, Inc.,
   14.25% Cum. Exchangeable (a)(h)...           29             31,464
                                                           ----------
  Total Preferred Stocks (cost: $1,435,339)                 1,210,724
                                                           ----------

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas Strategic Income Fund                              (continued)
--------------------------------------------------------------------
                                                           value
                                          units           (note 1)
                                       -----------      ------------
RIGHTS, WARRANTS AND CERTIFICATES - .12% (b)
  Argentina Wts., Exp. 12/99.........         280       $        210
  Argentina Wts., Exp. 12/99.........         325                  0
  Bell Technology Group Wts., Exp.
   05/05 (f).........................          50              3,525
  Comunicacion Celular SA Wts., Exp.
   11/03 (f).........................         100              7,000
  Convergent Communications, Inc.
   Wts., Exp. 04/08 (f)..............         200              1,500
  Firstworld Communications, Inc.
   Wts., Exp. 04/08 (a)(f)...........          75              3,750
  Gothic Energy Corp. Wts., Exp.
   09/04 (f).........................       1,400              1,400
  Gothic Energy Corp. Wts., Exp.
   09/04 (f).........................       1,303                130
  Gothic Energy Corp. Wts., Exp.
   05/05 (f).........................         991                 99
  Insilco, Inc. Wts., Exp. 08/07.....          20                  0
  KMC Telecom Holdings, Inc. Wts.,
   Exp 04/08 (a)(f)..................         100                250
  Long Distance International, Inc.
   Wts., Exp 04/08 (f)...............          50                125
  Loral Orion Network Systems, Inc.
   Wts., Exp 01/07...................         100              1,200
  Millenium Seacarriers, Inc. Wts.,
   Exp. 07/05 (a)(f).................         100                125
  Occidente Y Caribe Celular SA Wts.,
   Exp. 03/04 (f)....................         400              6,800
  Petersburg Long Distance, Inc.
   Wts., Exp. 01/01..................          50                  0
  Price Communication Corp. Wt., Exp
   08/07 (f).........................         516             47,214
  Republic of Venezuela Wts., Exp.
   04/20.............................       1,250                  0
  S. F. Holdings Group, Inc. Wts.,
   Units.............................         370                  4
  United Mexican States Bonds Wts.,
   Exp. 06/03........................     250,000                  0
  Wam!Net, Inc. Wts., Exp. 03/05
   (a)...............................         600             13,650
                                                          ----------
  Total Rights, Warrants and Certificates
   (cost: $13,256)                                            86,982
                                                          ----------
                                       face amount
                                        or units
                                           (j)
                                       ----------
STRUCTURED INSTRUMENTS - 4.23%
  Citibank, Mexican Linked Notes, 29%
   due 03/17/00 MXP (f)..............   1,859,625            197,517
  Citibank/Salomon Brothers, Inc.,
   Turkish Lira Linked Notes, 0% due
   08/11/99..........................     200,000            185,672
   0% due 08/19/99...................     215,000            207,722

Atlas Strategic Income Fund                               (continued)
---------------------------------------------------------------------
                                       face amount          value
                                       or units (j)        (note 1)
                                       ------------      ------------
  Credit Suisse First Boston Corp.,
   Russian OFZ Linked Notes, 15% due
   02/23/00 (b)(f) (RUR).............    1,962,000       $     20,862
  Deutsche Bank Capital Corp.,
   Indonesian Rupiah Linked Notes,
   13.667% due 06/30/00..............      120,000            120,000
   Indonesian Rupiah/Japanese Yen
   Linked Notes, 0% due 08/17/01.....       85,000             62,756
   Philippine Peso/Japanese Yen
   Linked Notes, 10.55% due
   05/12/00..........................       30,000             30,207
  Deutsche Morgan Grenfell, Russian
   Federal Loan Floating Rate Linked
   Notes,
   14% due 09/27/00 (RUR) (b)(f).....      880,000              4,354
   15% due 02/23/00 (b)(f)...........       80,000                800
   18.598% due 10/25/00 (b)(f).......       80,000                800
  Goldman, Sachs & Co., Japanese
   Government Bond Linked Notes,
   Series 203, 2.11% due 09/10/99....      400,000            421,000
  JP Morgan Securities, Inc.,
   Leverage Notes on The Emerging
   Markets Bond Index, 9.50% due
   07/16/99..........................      650,000            559,118
   9.50% due 08/10/99................      340,000            308,416
   9.50% due 11/03/99................      380,343            374,195
  Salomon Brothers, Inc.,
   Brazil Linked Notes, 6% due
   04/02/03 (f)......................      150,000             98,250
   Indonesian Rupiah Linked Notes,
   29.55% due 04/12/00...............       10,000             13,649
   32.50% due 04/06/00...............       30,000             41,425
  Standard Chartered Bank,
   Indonesian Rupiah Linked Notes,
   33.50% due 04/05/00...............      120,000            173,688
   32% due 04/07/00..................       65,000             93,230
   Philippine Peso Linked Notes,
   15.09% due 07/22/99...............       40,000             40,920
   Philippine Peso/Japanese Yen
   Linked Notes, 15.09% due
   05/10/00..........................       35,000             35,151
                                                           ----------
  Total Structured Instruments (cost: $3,505,938)           2,989,732
                                                           ----------

                                                   contracts/
                                                         face
                                          strike      subject
                          date             price      to call
                         -----   ---------------   ----------
CALL OPTIONS PURCHASED - .01%
   Euro Call Option
   (f).................  08/99      1.067 (EUR)     320,000           2,553
   Euro Call Option....  08/99      1.0737 (EUR)    360,000           2,297
                                                                  ---------
  Total Call Options Purchased (cost: $15,216)                        4,850
                                                                  ---------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas Strategic Income Fund                                     (continued)
---------------------------------------------------------------------------
                                                   contracts/
                                                         face
                                          strike      subject         value
                          date             price      to call      (note 1)
                         -----   ---------------   ----------   -----------
PUT OPTIONS PURCHASED - .01%
  Brazil (Federal
   Republic of)
   Capitalization
   Bonds, 8%, 07/12/99
   Put Option..........  07/99     65.375%            2,808           3,831
  Emerging Market Bond
   Index Put Option
   (f).................  07/99    148.99%               195           1,332
  Hong Kong Dollar Put
   Option..............  01/00      7.894 (HKD)    1,263,040          1,538
                                                                  ---------
  Total Put Options Purchased (cost: $21,742)                         6,701
                                                                  ---------
TOTAL INVESTMENTS (COST: $76,884,624) - 103.17%                  72,943,700
OTHER ASSETS AND LIABILITIES, NET - (3.17)%                      (2,243,544)
                                                                  ---------
NET ASSETS - 100.00%                                            $70,700,156
                                                                  ---------
                                                                  ---------

Atlas U.S. Government and Mortgage Securities Fund
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
U.S. GOVERNMENT AGENCIES - 86.97%
  Federal Home Loan Mortgage Corp.
   7.00% due 2023 - 2029.............  $5,735,467       $  5,678,600
   7.50% due 2023 - 2024.............  11,884,959         12,028,236
   8.00% due 2024 - 2026.............   5,470,030          5,622,502
   8.50% due 2017 - 2026.............   1,370,565          1,433,549
   9.00% due 2017 - 2024.............   2,910,790          3,080,623
   9.50% due 2016 - 2021.............     730,917            780,623
   10.00% due 2015 - 2020............      60,512             65,188
   10.50% due 2018 - 2020............      63,355             68,182
  Federal National Mortgage Assn.
   6.50% due 2023 - 2029.............  57,831,784         55,811,630
   7.00% due 2023 - 2029.............  49,093,374         48,558,593
   7.50% due 2017 - 2028.............  22,134,549         22,371,801
   8.00% due 2024 - 2028.............  27,083,596         27,826,615
   8.50% due 2014 - 2027.............   4,331,278          4,529,653
   9.00% due 2021 - 2025.............   3,294,032          3,478,249
   9.50% due 2020....................      30,800             32,824
  Government National Mortgage Assn.
   7.50% due 2022 - 2024.............   4,709,348          4,766,415
   8.00% due 2023 - 2025.............   1,614,409          1,662,498
   8.50% due 2016 - 2020.............      30,865             32,487
                                                          ----------
  Total U.S. Government Agencies (cost:
   $199,242,179)                                         197,828,268
                                                          ----------

Atlas U.S. Government and
Mortgage Securities Fund                                 (continued)
--------------------------------------------------------------------
                                                           value
                                       face amount        (note 1)
                                       -----------      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.00%
  6.14% FHLMC Floating Collateralized
   Mortgage Obligation due 1999......  $   58,850       $     58,850
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2020......   6,000,000          5,821,860
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2025......   3,000,000          2,900,610
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2026......   3,000,000          2,874,360
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2026......   1,489,000          1,431,763
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,917,500
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,893,740
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,896,240
  6.50% FHLMC Floating Collateralized
   Mortgage Obligation due 2028......   4,000,000          3,772,480
  6.50% FNMA Floating Collateralized
   Mortgage Obligation due 2028......   3,000,000          2,805,930
  6.50% GNMA Floating Collateralized
   Mortgage Obligation due 2028......   2,000,000          1,926,860
                                                          ----------
  Total Collateralized Mortgage Obligations (cost:
   $28,701,038)                                           27,300,193
                                                          ----------
SHORT-TERM INVESTMENTS - 1.58%
  Repurchase Agreement dated June 30,
   1999 with Lehman Bros., Inc.,
   effective yield of 4.90%, due July
   1, 1999 with respect to $3,562,259
   FHLMC, 7.12%, January 1, 2025 with
   a value of $3,666,882.............   3,595,489          3,595,489
                                                          ----------
  Total Short-Term Investments (cost: $3,595,489)          3,595,489
                                                          ----------
TOTAL SECURITIES (COST: $231,538,706) - 100.55%          228,723,950
OTHER ASSETS AND LIABILITIES, NET - (.55)%                (1,259,599)
                                                          ----------
NET ASSETS - 100.00%                                    $227,464,351
                                                          ----------
                                                          ----------

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas California Municipal Money Fund
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
TAX-EXEMPT COMMERCIAL
  PAPER - 10.47%
  Los Angeles County, Capital Asset
   Leasing Corp., Lease Revenue, 3%
   due 08/05/99....................    $  1,500,000        $  1,500,000
  Los Angeles, Department of Water
   and Power, Electric Plant
   Revenue, 3.10% due 08/13/99.....       1,000,000           1,000,000
  Orange County, Water District,
   3.10% due 08/17/99..............       1,000,000           1,000,000
  Sacramento, Municipal Utility
   District, Series I, 3.05% due
   09/10/99........................         500,000             500,000
                                                             ----------
  Total Tax-Exempt Commercial Paper (cost:
   $4,000,000)                                                4,000,000
                                                             ----------
FIXED RATE BONDS AND NOTES - 18.52%
  Cotati-Rohnert Park, Unified
   School District, General
   Obligation A, FGIC Insured, 9%
   due 08/01/06....................         500,000             512,549
  Moreno Valley, Unified School
   District, Tax and Revenue
   Anticipation Notes, 4.00% due
   06/30/00........................       1,000,000           1,005,780
  North City West, School
   Facilities Financing Authority
   Special Tax, Community
   Facilities District 1, Series A,
   7.85% due 09/01/19..............       1,000,000           1,028,112
  Oxnard, School District, Tax and
   Revenue Anticipation Notes, 4%
   due 08/19/99....................       1,500,000           1,500,933
  Pomona, Unified School District,
   Series F, FGIC Insured, 5.80%
   due 08/01/99....................         100,000             100,182
  Salinas, Sanitation Sewer System
   Revenue, FGIC Insured, 4.50% due
   08/01/99........................         285,000             285,223
  State Health Facilities Financing
   Authority Revenue Refunding,
   Health Dimensions-A, 7.50% due
   05/01/15........................       2,500,000           2,640,630
                                                             ----------
  Total Fixed Rate Bonds and Notes (cost: $7,073,409)         7,073,409
                                                             ----------
VARIABLE RATE DEMAND NOTES* - 67.09%
  Alameda County, Industrial
   Development Agency, Tool Family
   Partnership, AMT, Series A,
   3.70% due 07/01/27..............       1,000,000           1,000,000
  Alameda-Contra Costa, School
   Financing Authority, 3.70% due
   07/01/16........................         800,000             800,000
  Contra Costa County, State
   Housing Authority, Multi-Family
   Revenue, Lakeshore Apartments,
   Series C, 3.15% due 11/15/12....         295,000             295,000
  Eastern Municipal Water District,
   Water and Sewer Revenue, COP,
   FGIC Insured, 3.35% due
   07/01/20........................         400,000             400,000
  Fairfield, Industrial Development
   Authority, Meyer Cookware
   Industries, Inc. Project, Series
   A, AMT, 3.30% due 05/01/27......         400,000             400,000

Atlas California Municipal Money Fund                       (continued)
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
  Foothill/Eastern Corridor Agency
   California Toll Road Revenue,
   Series C, 3.30% due 01/02/35....    $    800,000        $    800,000
  Glendale, Revenue Reliance
   Development, Public Parking,
   3.30% due 12/01/14..............         500,000             500,000
  Lassen Municipal Utility
   District, Revenue Refunding,
   Series A, AMT, FSA Insured,
   3.80% due 05/01/08..............         800,000             800,000
  Los Angeles County, Multi-Family
   Housing Revenue, Malibu Meadows
   Project-B, 3.60% due 04/15/28...       1,500,000           1,500,000
  Moorpark, Multi-Family Revenue,
   LeClub Apartments Project,
   Series A, 3.40% due 11/01/15....         300,000             300,000
  Oakland, Joint Powers Financing
   Authority Lease Revenue, FSA
   Insured, Series A-1, 3.40% due
   08/01/21........................       1,000,000           1,000,000
  Orange County, Water District,
   COP, Project B, 3.75% due
   08/15/15........................         100,000             100,000
  Otay, Water District, COP,
   Capital Projects, 3.15% due
   09/01/26........................         700,000             700,000
  Pasadena, COP, Rose Bowl
   Improvement Project, 3% due
   12/01/11........................         100,000             100,000
  Redlands, COP, Water Treatment
   Facilities Project, FGIC
   Insured, 3.30% due 09/01/15.....         965,000             965,000
  Riverside County, Special Tax,
   Community Facilities District
   #89-5, 3.50% due 09/01/28.......       1,000,000           1,000,000
  San Jose, Multi-Family Mortgage
   Revenue, Somerset Park, Series
   A, AMT, 3.65% due 11/01/17......       1,600,000           1,600,000
  San Leandro, Multi-Family,
   Carlton Plaza Project, Series A,
   3.50% due 10/01/27..............       1,000,000           1,000,000
  State Educational Facilities
   Authority Revenue, Foundation
   for Educational Achievement,
   Series A, 3.55% due 07/01/26....       1,000,000           1,000,000
  State Health Facilities Financing
   Authority Revenue Refunding,
   Catholic Healthcare West, Series
   D, MBIA Insured, 3% due
   07/01/18........................       1,000,000           1,000,000
   Sutter Health, Series A, 2.90%
   due 03/01/20....................         100,000             100,000
   Sutter Health, Series B, 2.90%
   due 03/01/20....................       1,000,000           1,000,000
  State Pollution Control Financing
   Authority, Pollution Control
   Revenue Refunding,
   Chevron USA, Inc. Project, 3.10%
   due 11/15/01....................       1,000,000           1,000,611
   Chevron USA, Inc. Project, 3.10%
   due 05/15/02....................         300,000             300,000
   Shell Oil Company Project,
   Series B, 2.85% due 10/01/11....       1,400,000           1,400,000

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Atlas California Municipal Money Fund                       (continued)
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
  Statewide Communities Development
   Authority, COP,
   Citrus Valley Heath, MBIA
   Insured, 3.75% due 04/01/28.....    $  1,600,000        $  1,600,000
   NoCal-Retired Officers, 3.20%
   due 06/01/26....................       1,710,000           1,710,000
   Multi-Family, Sunrise of Moraga,
   Series A, AMT, 3.50% due
   07/01/27........................         500,000             500,000
  Statewide Communities Development
   Corp. Revenue, Industrial
   Development,
   Florestone, AMT, 3.35% due
   05/01/09........................         740,000             740,000
   Setton Properties Project, AMT,
   3.35% due 10/01/10..............         800,000             800,000
   Staub Project, Series A, AMT,
   3.35% due 08/01/02..............         520,000             520,000
   Tri-Valley Industrial
   Development, Series F, AMT,
   3.25% due 12/01/10..............         700,000             700,000
                                                             ----------
  Total Variable Rate Demand Notes (cost:
   $25,630,611)                                              25,630,611
                                                             ----------
TOTAL SECURITIES (COST: $36,704,020) - 96.08%                36,704,020
OTHER ASSETS AND LIABILITIES, NET - 3.92%                     1,497,507
                                                             ----------
NET ASSETS - 100.00%                                       $ 38,201,527
                                                             ----------
                                                             ----------

Atlas National Municipal Money Fund
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                        ----------          ----------
TAX-EXEMPT COMMERCIAL
  PAPER - 17.40%
  City of Brownsville, Texas,
   Utility Systems, Series A, 3.15%
   due 09/10/99....................    $    100,000        $    100,000
  Florida, Sunshine, Government
   Financing Community Revenue,
   Series 1986, 3.20% due
   08/09/99........................         100,000             100,000
  Illinois, Health Facilities
   Financing Authority Revenue,
   Rush Presbyterian, St Luke's
   Medical, Series 89, 3.15% due
   09/01/99........................         200,000             200,000
  Louisana, St James Parish,
   Pollution Control Revenue,
   Texaco, Inc. Project, Series A,
   3.25% due 09/01/12..............         200,000             200,000
  Michigan, Building Authority,
   Series 2, 3.15% due 08/05/99....         100,000             100,000
  Utah State, General Obligation,
   Highway Commerical Paper Notes,
   Series B, 3.15% due 08/16/99....         200,000             200,000
                                                             ----------
  Total Tax-Exempt Commercial Paper (cost: $900,000)            900,000
                                                             ----------
FIXED RATE BONDS AND NOTES - 34.12%
  Colorado Springs, Colorado,
   Cottonwood General Improvement
   District, AMBAC Insured, 3.10%
   due 12/01/99....................         100,000             100,000
  Groton, Massachusetts, General
   Obligation, MBIA Insured, 3.70%
   due 11/01/99....................         100,000             100,098

Atlas National Municipal Money Fund                         (continued)
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
  Lee County, Florida, Optional Gas
   Tax Revenue, MBIA Insured, 5.50%
   due 10/01/07....................    $    200,000        $    201,136
  Mississippi State, Small
   Enterprise, General Obligation,
   Series D, 7.75%, due 07/01/00...         155,000             159,506
  Mississippi State, University
   Educational Building Corp.
   Revenue, MBIA Insured, 3.75% due
   08/01/99........................         260,000             259,989
  Montgomery County, Ohio, Greater
   Moraine-Beaver Creek Sewer
   Revenue, FGIC Insured, 4.70% due
   09/01/99........................         200,000             200,095
  Providence, Rhode Island, General
   Obligation, MBIA Insured, 6.75%
   due 01/15/10....................         225,000             233,461
  Washington State, Motor Vehicle
   Fuel Tax, Series C, 4% due
   01/01/00........................         210,000             210,665
  Washington State, Public Power
   Supply System Revenue, Nuclear
   Project #1, 7.50% due
   07/01/99........................         300,000             300,000
                                                             ----------
  Total Fixed Rate Bonds and Notes (cost: $1,764,950)         1,764,950
                                                             ----------
VARIABLE RATE DEMAND
  NOTES* - 48.33%
  Allegheny County, Pennsylvania,
   Hospital Development Authority,
   Presbyterian University, Series
   B1, 4.65% due 03/01/18..........          95,000              95,000
  Allegheny County, Pennsylvania,
   Industrial Development
   Authority, Longwood at Oakmont,
   Inc. Project, 3.60% due
   07/01/27........................         100,000             100,000
  Butte-Silver Bow, Montana,
   Pollution Control Revenue,
   Rhone-Poulenc, Inc. Project,
   3.50% due 03/01/16..............         100,000             100,000
  Coastal Bend, Texas, Health
   Facilities Corp. Revenue,
   Incarnate World Health Systems,
   3.65% due 08/15/27..............         200,000             200,000
  Cornell Township, Michigan,
   Economic Development Corp.,
   Environmental Improvement
   Revenue, 3.80% due 11/01/16.....         200,000             200,000
  Florida, Housing Financing
   Agency, Multi-Family Revenue
   Refunding, 3.55% due 04/01/26...         200,000             200,000
  Fort Wayne, Indiana, Hospital
   Authority Revenue, Parkview
   Memorial Hospital, Series D,
   3.50% due 01/01/16..............         200,000             200,000

Statements of Investments in Securities and Net Assets             June 30, 1999
(unaudited)
--------------------------------------------------------------------------------

Atlas National Municipal Money Fund                         (continued)
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
  Illinois, Health Facilties
   Financing Authority Revenue,
   Ingalls Memorial Hospital,
   Series C, 3.55% due 01/01/16....    $    200,000        $    200,000
  Independence, Missouri,
   Industrial Development Authority
   Revenue, Groves and Graceland,
   Series A, 3.60% due 11/01/27....         100,000             100,000
  Indiana, Health Facility
   Authority Revenue,
   Capital Access '90, 3.55% due
    12/01/10.......................         100,000             100,000
   Capital Access '91, 3.55% due
    08/01/06.......................         100,000             100,000
   Capital Access '97, 3.55% due
    01/01/12.......................         100,000             100,000
  Lincoln County, Wyoming,
   Pollution Control Revenue, Exxon
   Project B, 3.80% due 11/01/14...         100,000             100,000
  Morgan County, Utah, Solid Waste
   Disposal Revenue, Holnam, Inc.
   Project, AMT, 3.40% due
   08/01/31........................         100,000             100,000
  Purdue University, Indiana,
   Revenue, Student Fee Series L,
   3.50% due 07/01/20..............         100,000             100,000
  Rockwall, Texas, Industrial
   Development Corp. Revenue,
   Columbia Extrusion Corp., AMT,
   3.70% due 07/01/14..............         225,000             225,000
  Washington, Community Economic
   Revenue, Series 3, AMT, 3.70%
   due 07/01/10....................         100,000             100,000
  Winston-Salem, North Carolina,
   COP, Risk Acceptance Management
   Corp., 3.55% due 07/01/09.......         180,000             180,000
                                                             ----------
  Total Variable Rate Demand Notes (cost: $2,500,000)         2,500,000
                                                             ----------
TOTAL SECURITIES (COST: $5,164,950) - 99.85%                  5,164,950
OTHER ASSETS AND LIABILITIES, NET - .15%                          7,899
                                                             ----------
NET ASSETS - 100.00%                                       $  5,172,849
                                                             ----------
                                                             ----------

Atlas U.S. Treasury Money Fund
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                        ----------          ----------
UNITED STATES TREASURY
  BILLS - 92.57%
  4.24% - 4.72% due 07/22/99 -
   09/30/99........................    $ 50,790,000        $ 50,401,431
                                                             ----------
  Total United States Treasury Bills (cost:
   $50,401,431)                                              50,401,431
                                                             ----------

Atlas U.S. Treasury Money Fund                              (continued)
-----------------------------------------------------------------------
                                                              value
                                       face amount           (note 1)
                                     ----------------      ------------
UNITED STATES TREASURY NOTES - 7.10%
  6.88% due 07/31/99...............    $  3,750,000        $  3,864,221
                                                             ----------
  Total United States Treasury Notes (cost:
   $3,864,221)                                                3,864,221
                                                             ----------
TOTAL SECURITIES (COST: $54,265,652) - 99.67%                54,265,652
OTHER ASSETS AND LIABILITIES, NET - .33%                        179,576
                                                             ----------
NET ASSETS - 100.00%                                       $ 54,445,228
                                                             ----------
                                                             ----------

* Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula (computed daily or weekly) and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest or U.S. Treasury Bill rates).
(a) Restricted securities which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period the value of these securities amounted to $3,434,425 or 3.43% of net assets in the Balanced Fund, $2,107,315 or 4.42% of net assets in the Global Growth Fund, $14,115,000 or 4.12% of net assets in the Growth and Income Fund, and $7,071,290 or 10.00% of net assets in the Strategic Income Fund.
(b) Non-income producing security.
(c) Represents the current interest rate for a variable rate security.
(d) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
(e) Represents the current interest rate for an increasing rate security.
(f) Identifies issues considered to be illiquid -- See Note 10 to Financial Statements.
(g) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).
(h) Interest or dividend is paid in kind.
(i) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
(j) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

    AUD - Australian Dollar        IDR - Indonesian Rupiah
    ARP - Argentine Peso           IEP - Irish Punt
    CAD - Canadian Dollar          INR - Indian Rupee
    CHF - Swiss Franc              ITL - Italian Lira
    CNR - China Renminbi           JPY - Japanese Yen
    CZK - Czech Koruna             KRW - South Korean Won
    DEM - German Deutsche Mark     MXP - Mexican Peso
    DKK - Danish Krone             NOK - Norwegian Krone
    ESP - Spanish Peseta           NZD - New Zealand Dollar
    EUR - European Currency Unit   PLZ - Polish Zloty
    FIM - Finnish Markka           RUR - Russian Ruble
    FRF - French Franc             SEK - Swedish Krona
    GBP - British Pound Sterling   SKK - Slovakian Koruna
    GRD - Greek Drachma            ZAR - South African Rand
    HKD - Hong Kong Dollar

(k) Securities with an aggregate market value of $2,022,968 are held in collateralized accounts to cover initial margin requirements on open futures purchases and sales contracts. See Note 8 of Notes to Financial Statements.
(l) A sufficient amount of securities has been designated to cover outstanding forward currency exchange contracts. See Note 7 of Notes to Financial Statements.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                        CONTRACTS/FACE      EXPIRATION    EXERCISE        PREMIUM    MARKET VALUE
                                                      SUBJECT TO CALL/PUT      DATE        PRICE          RECEIVED    SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------

(m) A sufficient amount of securities has been designated to cover outstanding written call and put options, as follows:

Strategic Income Fund:
-------------------
Brazil (Federal Republic of)
  Capitalization Bonds, 8% due 4/15/14 Put Option         4,482              7/15/99     66.625 BRA       $13,543      $ 4,509
Brazil (Federal Republic of)
  Capitalization Bonds, 8% due 4/15/14 Put Option         1,673              7/20/99     63.375 BRA         5,384        3,551
Mexico Peso Put Option                                2,640,000              9/23/99      11.00 MXP         8,568        5,203
Mexico Peso Put Option                                2,086,500             10/11/99      10.70 MXP         6,240        5,970
Mexico Peso Put Option                                2,096,250             10/13/99      10.75 MXP         5,402        5,551
                                                                                                          --------------------
                                                                                                          $39,137      $24,784
                                                                                                          --------------------
                                                                                                          --------------------

ACES = Automatic Common Exchange Security
ADR = American Depositary Receipt
AMBAC = AMBAC Indemnity Corporation
AMT = Alternative Minimum Tax
BIG = Bond Investors Guarantee
COP = Certificate of Participation
DECS = Debt Exchangeable for Common Stock
ELKS = Equity-Linked Security Valuation
FGIC = Financial Guarantee Insurance Corporation
FLIRBs = Front Loaded Interest Reduction Bonds
FSA = Financial Security Assurance Inc.
GDR = Global Depositary Receipt
LYONS = Liquid Yield Option Notes
MBIA = Municipal Bond Investors Assurance
MIPS = Monthly Income Preferred Shares
PIES = Premium Income Equity Security
PRIDES = Provisionally Redeemable Income Debt Exchangeable for Stock STRYPES = Structured Yield Product Exchangeable for Stock

Statements of Assets and Liabilities                   June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ---------------------------------------------------------------------------------------------
                                                          Emerging             Global             Growth and           Strategic
                                      Balanced             Growth              Growth               Income              Growth
                                        Fund                Fund                Fund                 Fund                Fund
                                    ---------------------------------------------------------------------------------------------
ASSETS:
  Investment in securities, at
    identified cost.............    $ 88,265,956         $11,974,774         $38,489,108         $269,726,159         $75,238,491
                                    ------------         -----------         -----------         ------------         -----------
                                    ------------         -----------         -----------         ------------         -----------
  Investment in securities, at
    value.......................    $ 99,596,816         $13,699,663         $48,267,047         $353,128,534         $87,345,068
  Cash..........................               0                   0             239,772                    0                   0
  Receivables:
    Securities sold.............               0             512,205             355,238                    0           1,791,410
    Fund's shares sold..........          80,837                 259              53,216              453,177             121,374
    Interest and dividends......         611,334                 788              97,891              483,615              46,943
    Other.......................           2,215                  28              44,832                4,418                   0
  Variation margin on futures
    contracts...................               0                   0                   0                    0                   0
                                    ------------         -----------         -----------         ------------         -----------
  Total assets..................     100,291,202          14,212,943          49,057,996          354,069,744          89,304,795
                                    ------------         -----------         -----------         ------------         -----------
LIABILITIES:
  Payables for:
    Securities purchased........               0             291,600           1,095,820           11,014,952           1,978,598
    Fund's shares redeemed......          35,827               2,394              11,926               71,608             110,002
    Dividends...................          32,960                   0                   0                7,611                   0
  Accrued expenses..............         141,675              20,938              77,224              432,155             123,338
  Unrealized depreciation on
    forward foreign exchange
    currency contract...........               0                   0             171,376                    0                   0
  Options written, at value
    (premiums received
    $39,137)....................               0                   0                   0                    0                   0
                                    ------------         -----------         -----------         ------------         -----------
  Total liabilities.............         210,462             314,932           1,356,346           11,526,326           2,211,938
                                    ------------         -----------         -----------         ------------         -----------
NET ASSETS......................    $100,080,740         $13,898,011         $47,701,650         $342,543,418         $87,092,857
                                    ------------         -----------         -----------         ------------         -----------
                                    ------------         -----------         -----------         ------------         -----------
NET ASSETS CONSIST OF:
  Net unrealized appreciation
  (depreciation)................    $ 11,330,917         $ 1,724,889         $ 9,599,551         $ 83,402,375         $12,106,577
  Accumulated net realized gain
    (loss)......................       1,068,650          (1,969,835)          3,559,395           24,080,122           6,206,258
  Undistributed net investment
    income (loss)...............           1,454            (269,602)            158,439                 (382)             49,584
  Paid in capital...............      87,679,719          14,412,559          34,384,265          235,061,303          68,730,438
                                    ------------         -----------         -----------         ------------         -----------
NET ASSETS......................    $100,080,740         $13,898,011         $47,701,650         $342,543,418         $87,092,857
                                    ------------         -----------         -----------         ------------         -----------
                                    ------------         -----------         -----------         ------------         -----------
NET ASSET VALUE PER SHARE:
  Class A
    Net assets..................    $ 90,173,380         $12,457,257         $41,394,018         $318,748,877         $74,484,461
    Shares outstanding..........       6,129,415             986,702           2,544,875           12,716,609           3,948,313
    Net asset value per share
    and maximum offering
    price.......................    $      14.71         $     12.63         $     16.27         $      25.07         $     18.86
  Class B
    Net assets..................    $  9,907,360         $ 1,440,754         $ 6,307,632         $ 23,794,541         $12,608,396
    Shares outstanding..........         676,250             115,702             395,219              953,861             677,813
    Net asset value per share
    and maximum offering
    price.......................    $      14.65         $     12.45         $     15.96         $      24.95         $     18.60
CAPITAL SHARES AUTHORIZED:......      20,000,000          15,000,000          15,000,000           20,000,000          10,000,000
                                    ------------         -----------         -----------         ------------         -----------
                                    ------------         -----------         -----------         ------------         -----------

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Bond Funds                                                   Money Funds
--------------------------------------------------------------------------------------------------------
 California     National      Strategic    U.S. Government    California      National
 Municipal      Municipal      Income       and Mortgage      Municipal      Municipal     U.S. Treasury
 Bond Fund      Bond Fund       Fund       Securities Fund    Money Fund     Money Fund     Money Fund
--------------------------------------------------------------------------------------------------------
$210,316,001   $61,022,872   $76,884,624    $231,538,706     $ 36,704,020   $  5,164,950   $ 54,265,652
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
$218,029,533   $62,861,322   $72,943,700    $228,723,950     $ 36,704,020   $  5,164,950   $ 54,265,652
      53,420             0             0             130           69,090         16,264        145,623
           0             0       405,437          57,168        2,000,000              0              0
      50,550        10,974       122,112         196,768          139,164        106,677        148,051
   3,701,280       898,598     1,504,419       1,361,373          321,118         48,578              0
           0             0        17,346          13,967                0              0              0
           0             0         3,021               0                0              0              0
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
 221,834,783    63,770,894    74,996,035     230,353,356       39,233,392      5,336,469     54,559,326
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
   2,008,832             0     3,539,178       2,016,198        1,005,780        160,407              0
       1,824             0       191,298         186,944            3,117              0         75,167
     241,438        59,010       249,268         382,397            3,298            405          6,775
     227,444        90,074       282,438         303,466           19,670          2,808         32,156
           0             0         8,913               0                0              0              0
           0             0        24,784               0                0              0              0
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
   2,479,538       149,084     4,295,879       2,889,005        1,031,865        163,620        114,098
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
$219,355,245   $63,621,810   $70,700,156    $227,464,351     $ 38,201,527   $  5,172,849   $ 54,445,228
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
$  7,713,532   $ 1,838,450   $(3,962,517)   $ (2,814,756)    $          0   $          0   $          0
    (133,582)      (22,578)   (1,184,215)    (14,833,983)             (85)          (377)       (24,209)
           0             0        24,233               0                0              0              0
 211,775,295    61,805,938    75,822,655     245,113,090       38,201,612      5,173,226     54,469,437
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
$219,355,245   $63,621,810   $70,700,156    $227,464,351     $ 38,201,527   $  5,172,849   $ 54,445,228
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
$211,315,668   $60,594,972   $64,789,122    $221,128,697     $ 38,201,527   $  5,172,849   $ 53,892,846
  19,093,985     5,468,439    13,556,712      22,434,617       38,201,612      5,173,226     53,916,987
$      11.07   $     11.08   $      4.78    $       9.86     $       1.00   $       1.00   $       1.00
$  8,039,577   $ 3,026,838   $ 5,911,034    $  6,335,654               NA             NA   $    552,382
     726,003       273,006     1,238,827         642,772               NA             NA        552,450
$      11.07   $     11.09   $      4.77    $       9.86               NA             NA   $       1.00
  50,000,000    20,000,000    50,000,000      50,000,000      350,000,000    130,000,000    125,000,000
  ----------     ---------     ---------    ------------       ----------     ----------    -----------
  ----------     ---------     ---------    ------------       ----------     ----------    -----------

Statements of Operations      For the six months ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                       Stock Funds
                                       ------------------------------------------------------------------------------------------
                                                            Emerging             Global           Growth and           Strategic
                                        Balanced             Growth              Growth             Income              Growth
                                          Fund                Fund                Fund               Fund                Fund
                                       ------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Interest.......................    $ 1,170,540         $    13,293         $   17,643         $   916,816         $   295,648
    Dividends......................        966,191               4,351            497,820           1,242,640             279,930
                                       -----------         -----------         ----------         -----------         -----------
  Total income.....................      2,136,731              17,644            515,463           2,159,456             575,578
                                       -----------         -----------         ----------         -----------         -----------
  Expenses:
    Management fees................        345,245              61,493            176,293             951,454             295,990
    Distribution fees:
      Class A......................        110,925              17,187             47,524             347,950              90,251
      Class B......................         37,130               6,089             22,702              82,969              46,379
    Transfer agency fees and
      expenses.....................         53,708              24,858             32,820             123,591              52,773
    Custodian fees and expenses....         28,838              18,938             64,233              75,037              23,730
    Directors' fees................          2,371                 358              1,081               6,968               2,076
    Registration fees..............          1,505                 693                903               7,086                 755
    Accounting and legal fees......          7,614               6,653              7,115               8,958               7,486
    Reports to shareholders........          7,836               2,831              5,266              20,294               8,533
    Other..........................              0                   0                514                   0                   0
                                       -----------         -----------         ----------         -----------         -----------
      Total expenses...............        595,172             139,100            358,451           1,624,307             527,973
    Management fees waived:
      Class A......................              0                   0                  0                   0                   0
      Class B......................              0                   0                  0                   0                   0
    Distribution fees waived:
      Class A......................              0             (11,279)                 0                   0                   0
      Class B......................              0                   0                  0             (10,034)                  0
    Expense reimbursement:
      Class A......................              0                   0                  0                   0                   0
      Class B......................         (5,324)             (6,268)            (5,295)             (7,404)             (3,205)
                                       -----------         -----------         ----------         -----------         -----------
  Net expenses.....................        589,848             121,553            353,156           1,606,869             524,768
                                       -----------         -----------         ----------         -----------         -----------
  Net investment income (loss).....      1,546,883            (103,909)           162,307             552,587              50,810
                                       -----------         -----------         ----------         -----------         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY:
  Realized gain (loss) from:
    Security transactions
    (including premiums on options
    exercised).....................      1,067,981            (633,854)         4,326,521          22,851,339           6,743,054
    Closing of futures contracts...              0                   0                  0                   0                   0
    Closing and expiration of
    options written................              0                   0                  0             159,831                   0
    Foreign currency
    transactions...................              0                   0            (20,059)                  0                   0
                                       -----------         -----------         ----------         -----------         -----------
  Net realized gain (loss) on
  investments and foreign
  currency.........................      1,067,981            (633,854)         4,306,462          23,011,170           6,743,054
                                       -----------         -----------         ----------         -----------         -----------
  Unrealized appreciation
  (depreciation):
    Beginning of period............     10,760,597           2,616,144          9,092,999          67,840,229          10,726,776
    End of period..................     11,330,917           1,724,889          9,599,551          83,402,375          12,106,577
                                       -----------         -----------         ----------         -----------         -----------
  Net change in unrealized
  appreciation (depreciation) on
  investments and foreign
  currency.........................        570,320            (891,255)           506,552          15,562,146           1,379,801
                                       -----------         -----------         ----------         -----------         -----------
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency.........................      1,638,301          (1,525,109)         4,813,014          38,573,316           8,122,855
                                       -----------         -----------         ----------         -----------         -----------
  Net increase (decrease) in net
  assets resulting from
  operations.......................    $ 3,185,184         $(1,629,018)        $4,975,321         $39,125,903         $ 8,173,665
                                       ===========         ===========         ==========         ===========         ===========

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    Bond Funds                                                  Money Funds
    ---------------------------------------------------------------------------------------------------
    California     National      Strategic    U.S. Government   California    National
     Municipal     Municipal      Income       and Mortgage     Municipal    Municipal    U.S. Treasury
     Bond Fund     Bond Fund       Fund       Securities Fund   Money Fund   Money Fund    Money Fund
    ---------------------------------------------------------------------------------------------------
    $ 5,925,348   $ 1,783,661   $ 3,152,683     $ 7,911,285      $574,242     $ 84,126     $1,245,583
              0             0        54,602               0             0            0              0
    -----------   -----------   -----------     -----------      --------     --------     ----------
      5,925,348     1,783,661     3,207,285       7,911,285       574,242       84,126      1,245,583
    -----------   -----------   -----------     -----------      --------     --------     ----------
        610,164       181,035       266,077         627,335        97,882       13,274        140,411
        267,224        78,309        80,516          24,685        48,941        6,637         69,500
         30,370        11,939        24,529         276,924             0            0          2,118
         63,446        28,517        45,022         115,785        13,805        3,569         55,825
         64,248        22,573        72,527          99,566        15,064        7,654         16,340
          5,388         1,616         1,692           5,598           961          130          1,379
          2,247           928         1,545           3,549         1,031          699            742
          8,741         7,315        12,361           8,798         6,546        6,236          7,226
          7,563         1,771         3,944          14,372         1,640          385          5,536
          2,778           120             0           3,528            30            0            338
    -----------   -----------   -----------     -----------      --------     --------     ----------
      1,062,169       334,123       508,213       1,180,140       185,900       38,584        299,415
              0             0       (26,298)              0       (14,623)     (12,918)       (29,399)
              0             0        (2,679)              0             0            0           (298)
       (103,948)       (4,732)      (80,516)              0       (48,941)      (6,637)       (69,500)
              0             0             0               0             0            0              0
              0             0             0               0             0         (592)             0
         (7,308)       (7,513)       (4,828)         (6,932)           NA           NA         (7,719)
    -----------   -----------   -----------     -----------      --------     --------     ----------
        950,913       321,878       393,892       1,173,208       122,336       18,437        192,499
    -----------   -----------   -----------     -----------      --------     --------     ----------
      4,974,435     1,461,783     2,813,393       6,738,077       451,906       65,689      1,053,084
    -----------   -----------   -----------     -----------      --------     --------     ----------
       (140,164)      (48,293)     (360,859)       (200,009)            0            0            (65)
              0             0      (187,718)              0             0            0              0
              0             0       (12,791)              0             0            0              0
              0             0      (129,479)              0             0            0              0
    -----------   -----------   -----------     -----------      --------     --------     ----------
       (140,164)      (48,293)     (690,847)       (200,009)            0            0            (65)
    -----------   -----------   -----------     -----------      --------     --------     ----------
     15,896,139     4,551,750    (1,791,396)      4,098,554             0            0              0
      7,713,532     1,838,450    (3,962,517)     (2,814,756)            0            0              0
    -----------   -----------   -----------     -----------      --------     --------     ----------
     (8,182,607)   (2,713,300)   (2,171,121)     (6,913,310)            0            0              0
    -----------   -----------   -----------     -----------      --------     --------     ----------
     (8,322,771)   (2,761,593)   (2,861,968)     (7,113,319)            0            0            (65)
    -----------   -----------   -----------     -----------      --------     --------     ----------
    $(3,348,336)  $(1,299,810)  $   (48,575)    $  (375,242)     $451,906     $ 65,689     $1,053,019
    ===========   ===========   ===========     ===========      ========     ========     ==========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Stock Funds
                                                ----------------------------------------------------------------
                                                Balanced Fund                       Emerging Growth Fund
                                                ----------------------------------------------------------------
                                                  1999(1)           1998(2)           1999(1)          1998(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)............      $  1,546,883      $  2,616,330      $  (103,909)     $  (127,047)
  Net realized gain (loss) on investments
  and foreign currency....................         1,067,981         2,770,672         (633,854)      (1,164,001)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency........................           570,320           745,373         (891,255)       1,692,655
                                                  ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from operations...............         3,185,184         6,132,375       (1,629,018)         401,607
                                                  ----------        ----------        ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A...............................        (1,412,880)       (2,355,024)               0                0
    Class B...............................          (132,716)         (261,128)               0                0
  Tax return of capital:
    Class A...............................                 0                 0                0                0
    Class B...............................                 0                 0                0                0
  From net realized gain:
    Class A...............................                 0        (2,482,959)               0                0
    Class B...............................                 0          (287,023)               0                0
  In excess of net realized gain on
  investments:
    Class A...............................                 0                 0                0                0
    Class B...............................                 0                 0                0                0
                                                  ----------        ----------        ---------        ---------
  Total distributions:
    Class A...............................        (1,412,880)       (4,837,983)               0                0
    Class B...............................          (132,716)         (548,151)               0                0
                                                  ----------        ----------        ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A...............................        14,878,287        48,172,573        1,181,073        9,959,353
    Class B...............................           157,689           506,658           78,841          124,939
  Reinvestment of distributions:
    Class A...............................         1,358,776         4,691,092             (324)               0
    Class B...............................           120,100           511,405                0                0
  Cost of shares redeemed:
    Class A...............................       (15,972,497)      (14,427,520)      (4,019,985)      (3,549,539)
    Class B...............................          (670,801)         (638,463)        (529,283)        (382,842)
                                                  ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A...............................           264,566        38,436,145       (2,839,236)       6,409,814
    Class B...............................          (393,012)          379,600         (450,442)        (257,903)
                                                  ----------        ----------        ---------        ---------
  Net increase (decrease) in net assets...         1,511,142        39,561,986       (4,918,696)       6,553,518
NET ASSETS:
  Beginning of period.....................        98,569,598        59,007,612       18,816,707       12,263,189
                                                  ----------        ----------        ---------        ---------
  End of period...........................      $100,080,740      $ 98,569,598      $13,898,011      $18,816,707
                                                  ----------        ----------        ---------        ---------
                                                  ----------        ----------        ---------        ---------

                                            Stock Funds
                                            -----------------------------------
                                            Global Growth Fund
                                            -----------------------------------
                                              1999(1)          1998(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss)............  $   162,307      $   (13,764)
  Net realized gain (loss) on investments
  and foreign currency....................    4,306,462           (8,163)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency........................      506,552        5,151,652
                                              ---------        ---------
  Net increase (decrease) in net assets
  resulting from operations...............    4,975,321        5,129,725
                                              ---------        ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A...............................            0                0
    Class B...............................            0                0
  Tax return of capital:
    Class A...............................            0                0
    Class B...............................            0                0
  From net realized gain:
    Class A...............................            0                0
    Class B...............................            0                0
  In excess of net realized gain on
  investments:
    Class A...............................            0         (458,278)
    Class B...............................            0          (76,659)
                                              ---------        ---------
  Total distributions:
    Class A...............................            0         (458,278)
    Class B...............................            0          (76,659)
                                              ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A...............................    5,003,604       12,555,581
    Class B...............................      126,554          145,313
  Reinvestment of distributions:
    Class A...............................          160          454,679
    Class B...............................            0           75,483
  Cost of shares redeemed:
    Class A...............................   (4,474,847)      (9,773,797)
    Class B...............................     (494,515)        (645,016)
                                              ---------        ---------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A...............................      528,917        3,236,463
    Class B...............................     (367,961)        (424,220)
                                              ---------        ---------
  Net increase (decrease) in net assets...    5,136,277        7,407,031
NET ASSETS:
  Beginning of period.....................   42,565,373       35,158,342
                                              ---------        ---------
  End of period...........................  $47,701,650      $42,565,373
                                              ---------        ---------
                                              ---------        ---------

(1) For the six months ended June 30, 1999 (unaudited).

(2) For the year ended December 31, 1998.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                Bond Funds
    -------------------------------------------------------------------------------------------------------------------------------
    Growth and Income Fund        Strategic Growth Fund         California Municipal Bond Fund    National Municipal Bond Fund
    -------------------------------------------------------------------------------------------------------------------------------
      1999(1)        1998(2)        1999(1)        1998(2)         1999(1)          1998(2)          1999(1)         1998(2)
    $    552,587   $  1,546,334   $     50,810   $    370,066    $  4,974,435     $  9,340,842     $ 1,461,783     $ 2,814,624
      23,011,170     18,119,781      6,743,054      4,195,214        (140,164)       1,982,806         (48,293)        613,677
      15,562,146     32,400,882      1,379,801      2,743,649      (8,182,607)         834,361      (2,713,300)         71,742
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
      39,125,903     52,066,997      8,173,665      7,308,929      (3,348,336)      12,158,009      (1,299,810)      3,500,043
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
        (549,624)    (1,504,508)           (60)      (371,222)     (4,815,587)      (9,025,681)     (1,398,763)     (2,689,025)
          (3,330)       (41,814)             0              0        (158,848)        (315,161)        (63,020)       (125,599)
               0              0              0              0               0                0               0               0
               0              0              0              0               0                0               0               0
               0    (15,676,669)             0     (3,571,479)              0       (1,910,671)              0        (585,693)
               0     (1,326,962)             0       (623,735)              0          (71,983)              0         (30,317)
               0              0              0       (458,195)              0                0               0               0
               0              0              0        (78,584)              0                0               0               0
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
        (549,624)   (17,181,177)           (60)    (4,400,896)     (4,815,587)     (10,936,352)     (1,398,763)     (3,274,718)
          (3,330)    (1,368,776)             0       (702,319)       (158,848)        (387,144)        (63,020)       (155,916)
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
      52,359,356     60,420,339      6,339,292     27,311,748      18,642,130       30,974,047       4,112,609       8,468,075
       1,149,551      1,070,449        102,389        666,556         464,998          214,308          65,933         157,266
         550,302     16,845,096          2,916      4,360,431       3,367,245        7,860,019       1,053,488       2,564,103
           3,202      1,330,360              0        685,674         109,915          293,120          55,499         138,510
     (18,532,441)   (32,989,965)   (12,493,283)   (14,070,156)    (14,611,727)     (22,989,735)     (4,498,836)     (7,280,380)
      (1,115,988)    (2,659,625)    (1,285,131)    (1,560,567)       (215,079)        (582,127)       (206,833)       (217,094)
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
      34,377,217     44,275,470     (6,151,075)    17,602,023       7,397,648       15,844,331         667,261       3,751,798
          36,765       (258,816)    (1,182,742)      (208,337)        359,834          (74,699)        (85,401)         78,682
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
      72,986,931     77,533,698        839,788     19,599,400        (565,289)      16,604,145      (2,179,733)      3,899,889
     269,556,487    192,022,789     86,253,069     66,653,669     219,920,534      203,316,389      65,801,543      61,901,654
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
    $342,543,418   $269,556,487   $ 87,092,857   $ 86,253,069    $219,355,245     $219,920,534     $63,621,810     $65,801,543
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------
      ----------     ----------     ----------     ----------     -----------      -----------      ----------      ----------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Bond Funds
                                             ------------------------------------------------------------------
                                                                                 U.S. Government and
                                             Strategic Income Fund               Mortgage Securities Fund
                                             ------------------------------------------------------------------
                                               1999(1)           1998(2)           1999(1)           1998(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).........      $  2,813,393      $  4,805,633      $  6,738,077      $ 12,982,148
  Net realized gain (loss) on
  investments and foreign currency.....          (690,847)         (378,134)         (200,009)          (51,560)
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.....................        (2,171,121)       (2,299,057)       (6,913,310)         (570,534)
                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets
  resulting from operations............           (48,575)        2,128,442          (375,242)       12,360,054
                                               ----------        ----------        ----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A............................        (2,576,677)       (3,983,874)       (6,558,704)      (12,586,020)
    Class B............................          (236,716)         (480,703)         (179,373)         (396,128)
  Tax return of capital:
    Class A............................                 0          (288,617)                0                 0
    Class B............................                 0           (34,825)                0                 0
  From net realized gain:
    Class A............................                 0                 0                 0                 0
    Class B............................                 0                 0                 0                 0
  In excess of net realized gain on
  investments:
    Class A............................                 0           (39,601)                0                 0
    Class B............................                 0            (4,308)                0                 0
                                               ----------        ----------        ----------        ----------
  Total distributions:
    Class A............................        (2,576,677)       (4,312,092)       (6,558,704)      (12,586,020)
    Class B............................          (236,716)         (519,836)         (179,373)         (396,128)
                                               ----------        ----------        ----------        ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A............................        13,023,199        46,697,973        36,585,807        48,394,123
    Class B............................            95,638           380,992           154,108           380,659
  Reinvestment of distributions:
    Class A............................         1,309,461         2,330,794         4,292,430         8,061,608
    Class B............................           129,681           285,373           125,988           276,715
  Cost of shares redeemed:
    Class A............................       (13,321,344)      (18,062,331)      (29,182,573)      (42,086,318)
    Class B............................        (1,254,269)       (1,228,478)         (545,924)       (1,058,306)
                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A............................         1,011,316        30,966,436        11,695,664        14,369,413
    Class B............................        (1,028,950)         (562,113)         (265,828)         (400,932)
                                               ----------        ----------        ----------        ----------
  Net increase (decrease) in net
  assets...............................        (2,879,602)       27,700,837         4,316,517        13,346,387
NET ASSETS:
  Beginning of period..................        73,579,758        45,878,921       223,147,834       209,801,447
                                               ----------        ----------        ----------        ----------
  End of period........................      $ 70,700,156      $ 73,579,758      $227,464,351      $223,147,834
                                               ----------        ----------        ----------        ----------
                                               ----------        ----------        ----------        ----------

                                         Money Funds
                                         ---------------------------------------

                                         California Municipal Money Fund
                                         ---------------------------------------
                                            1999(1)            1998(2)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment income (loss).........  $    451,906       $  1,137,810
  Net realized gain (loss) on
  investments and foreign currency.....             0                  0
  Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency.....................             0                  0
                                          -----------        -----------
  Net increase (decrease) in net assets
  resulting from operations............       451,906          1,137,810
                                          -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A............................      (451,906)        (1,137,810)
    Class B............................            NA                 NA
  Tax return of capital:
    Class A............................             0                  0
    Class B............................            NA                 NA
  From net realized gain:
    Class A............................             0                  0
    Class B............................            NA                 NA
  In excess of net realized gain on
  investments:
    Class A............................             0                  0
    Class B............................            NA                 NA
                                          -----------        -----------
  Total distributions:
    Class A............................      (451,906)        (1,137,810)
    Class B............................            NA                 NA
                                          -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares:
    Class A............................     9,230,010         31,054,254
    Class B............................            NA                 NA
  Reinvestment of distributions:
    Class A............................       435,759          1,091,252
    Class B............................            NA                 NA
  Cost of shares redeemed:
    Class A............................   (11,947,730)       (36,412,745)
    Class B............................            NA                 NA
                                          -----------        -----------
  Net increase (decrease) in net assets
  resulting from capital share
  transactions:
    Class A............................    (2,281,961)        (4,267,239)
    Class B............................            NA                 NA
                                          -----------        -----------
  Net increase (decrease) in net
  assets...............................    (2,281,961)        (4,267,239)
NET ASSETS:
  Beginning of period..................    40,483,488         44,750,725
                                          -----------        -----------
  End of period........................  $ 38,201,527       $ 40,483,486
                                          -----------        -----------
                                          -----------       -----------

(1) For the six months ended June 30, 1999 (unaudited).

(2) For the year ended December 31, 1998.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            -------------------------------------------------------------------
            National Municipal
            Money Fund                           U.S. Treasury Money Fund
            -------------------------------------------------------------------
              1999(1)          1998(2)             1999(1)           1998(2)
            $    65,689      $   166,712         $  1,053,084      $  2,643,142
                      0                0                  (65)           (4,012)
                      0                0                    0                 0
              ---------        ---------            ---------        ----------
                 65,689          166,712            1,053,019         2,639,130
              ---------        ---------            ---------        ----------
                (65,689)        (166,712)          (1,044,563)       (2,632,049)
                     NA               NA               (8,521)          (11,093)
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
                      0                0                    0                 0
                     NA               NA                    0                 0
              ---------        ---------           ----------        ----------
                (65,689)        (166,712)          (1,044,563)       (2,632,049)
                     NA               NA               (8,521)          (11,093)
              ---------        ---------            ---------        ----------
              1,916,241        2,701,089           20,988,220        50,707,219
                     NA               NA              318,275           800,236
                 62,637          153,899              999,753         2,505,436
                     NA               NA                8,521            10,803
             (2,270,525)      (3,969,166)         (26,280,780)      (55,056,160)
                     NA               NA             (316,023)         (433,563)
              ---------        ---------           ----------        ----------
               (291,647)      (1,114,178)          (4,292,807)       (1,843,505)
                     NA               NA               10,773           377,476
              ---------        ---------            ---------        ----------
               (291,647)      (1,114,178)          (4,282,099)       (1,470,041)
              5,464,496        6,578,674           58,727,327        60,197,368
              ---------        ---------            ---------        ----------
            $ 5,172,849      $ 5,464,496         $ 54,445,228      $ 58,727,327
              ---------        ---------            ---------        ----------
              ---------        ---------            ---------      ----------



Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ---------------------------------------------------------------------------------------
                                    Balanced Fund
                                    Class A                                                     Class B
                                    ---------------------------------------------------------------------------------------

                                    June 30,   December 31,                                     June 30,   December 31,
                                    1999(1)     1998      1997      1996      1995      1994    1999(1)     1998      1997
Net asset value, beginning of
 period...........................  $ 14.47    $ 14.14   $ 12.18   $ 11.19   $  9.23   $ 9.85    $14.41    $ 14.09   $12.15
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.23       0.46      0.46      0.42      0.42     0.44      0.20       0.41     0.39
 Net realized and unrealized gain
 on investments...................     0.24       0.75      2.27      1.32      2.02    (0.62)     0.24       0.72     2.26
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
 Total from investment
 operations.......................     0.47       1.21      2.73      1.74      2.44    (0.18)     0.44       1.13     2.65
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
LESS DISTRIBUTIONS:
 From net investment income.......    (0.23)     (0.46)    (0.46)    (0.42)    (0.42)   (0.44)    (0.20)     (0.39)   (0.40)
 From net capital gains...........     0.00      (0.42)    (0.31)    (0.33)    (0.06)    0.00      0.00      (0.42)   (0.31)
 In excess of realized gains......     0.00       0.00      0.00      0.00      0.00     0.00      0.00       0.00     0.00
 Tax return of capital
 distribution.....................     0.00       0.00      0.00      0.00      0.00     0.00      0.00       0.00     0.00
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
 Total distributions..............    (0.23)     (0.88)    (0.77)    (0.75)    (0.48)   (0.44)    (0.20)     (0.81)   (0.71)
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
Net asset value, end of period....  $ 14.71    $ 14.47   $ 14.14   $ 12.18   $ 11.19   $ 9.23    $14.65    $ 14.41   $14.09
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
                                     ------      -----     -----     -----     -----     ----     -----      -----     ----
Total return(4)...................     3.29%      8.63%    22.72%    15.81%    26.76%   -1.87%     3.05%      8.04%   22.05%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $90,173    $88,430   $49,456   $29,289   $13,547   $9,654    $9,907    $10,139   $9,552
 Ratio of expenses to average net
 assets:(5)
   Before expense reimbursement...     1.16%      1.16%     1.20%     1.28%     1.53%    1.56%     1.75%      1.76%    1.91%
   After expense reimbursement....     1.16%      1.16%     1.20%     1.28%     1.48%    0.80%     1.64%      1.66%    1.69%
 Ratio of net investment income to
 average net assets(5)............     3.21%      3.28%     3.58%     3.86%     4.15%    4.85%     2.73%      2.77%    3.07%
 Portfolio turnover rate..........     6.96%     33.62%    14.71%    41.41%    25.84%   29.19%     6.96%     33.62%   14.71%

                                    Stock Funds
                                    -------------------------------------
                                    Balanced Fund
                                    Class B
                                    -------------------------------------
                                                      July 1, 1994(2)
                                                      through
                                     1996     1995    Dec. 31, 1994
Net asset value, beginning of
 period...........................  $11.17   $ 9.22      $ 9.41
                                      ----     ----      -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.36     0.35        0.10
 Net realized and unrealized gain
 on investments...................    1.32     2.03       (0.07)
                                      ----     ----      -------
 Total from investment
 operations.......................    1.68     2.38        0.03
                                      ----     ----      -------
LESS DISTRIBUTIONS:
 From net investment income.......   (0.37)   (0.37)      (0.22)
 From net capital gains...........   (0.33)   (0.06)       0.00
 In excess of realized gains......    0.00     0.00        0.00
 Tax return of capital
 distribution.....................    0.00     0.00        0.00
                                      ----     ----      -------
 Total distributions..............   (0.70)   (0.43)      (0.22)
                                      ----     ----      -------
Net asset value, end of period....  $12.15   $11.17      $ 9.22
                                      ----     ----      -------
                                      ----     ----      -------
Total return(4)...................   15.25%   26.08%       0.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $4,802   $1,632      $  586
 Ratio of expenses to average net
 assets:(5)
   Before expense reimbursement...    2.21%    3.25%       3.25%
   After expense reimbursement....    1.77%    1.99%       1.48%
 Ratio of net investment income to
 average net assets(5)............    3.37%    3.66%       4.43%
 Portfolio turnover rate..........   41.41%   25.84%      29.19%

(1) Unaudited.

(2) Commencement of operations.

(3) Effective date of registration.

(4) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(5) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------
     Emerging Growth Fund                                                                Global Growth Fund
     Class A                                   Class B                                   Class A
     ----------------------------------------------------------------------------------------------------------------
                           April 30, 1997(2)                         April 30, 1997(2)
     June 30,   Dec. 31,        through        June 30,   Dec. 31,        through        June 30,   December 31,
     1999(1)      1998       Dec. 31, 1997     1999(1)      1998       Dec. 31, 1997     1999(1)     1998      1997
     $ 13.75    $ 13.00             $ 10.00     $13.60     $12.93              $10.00    $ 14.56    $ 12.69   $ 10.96
      ------     ------              ------      -----      -----               -----     ------      -----     -----
       (0.08)     (0.09)              (0.05)     (0.11)     (0.17)              (0.12)      0.06       0.00      0.02
       (1.04)      0.84                3.05      (1.04)      0.84                3.05       1.65       2.21      2.65
      ------     ------              ------      -----      -----               -----     ------      -----     -----
       (1.12)      0.75                3.00      (1.15)      0.67                2.93       1.71       2.21      2.67
      ------     ------              ------      -----      -----               -----     ------      -----     -----
        0.00       0.00                0.00       0.00       0.00                0.00       0.00       0.00      0.00
        0.00       0.00                0.00       0.00       0.00                0.00       0.00      (0.18)    (0.84)
        0.00       0.00                0.00       0.00       0.00                0.00       0.00      (0.16)    (0.10)
        0.00       0.00                0.00       0.00       0.00                0.00       0.00       0.00      0.00
      ------     ------              ------      -----      -----               -----     ------      -----     -----
        0.00       0.00                0.00       0.00       0.00                0.00       0.00      (0.34)    (0.94)
      ------     ------              ------      -----      -----               -----     ------      -----     -----
     $ 12.63    $ 13.75             $ 13.00     $12.45     $13.60              $12.93    $ 16.27    $ 14.56   $ 12.69
      ------     ------              ------      -----      -----               -----     ------      -----     -----
      ------     ------              ------      -----      -----               -----     ------      -----     -----
       -8.15%      5.77%              30.00%     -8.46%      5.18%              29.30%     11.74%     16.19%    24.35%
     $12,457    $16,747             $10,028     $1,441     $2,070              $2,235    $41,394    $36,549   $29,468
        1.70%      1.59%               1.88%      2.88%      2.62%               3.25%      1.55%      1.53%     1.66%
        1.53%      1.49%               1.49%      2.10%      2.08%               2.23%      1.55%      1.53%     1.62%
       -1.30%     -0.68%              -0.59%     -1.87%     -1.27%              -1.35%      0.82%      0.04%     0.14%
       60.83%    106.24%              17.06%     60.83%    106.24%              17.06%     57.65%     74.52%    63.62%

     ------------------------------------------------------------------
     Global Growth Fund
     Class A             Class B
     ------------------------------------------------------------------
     April 30, 1996(3)                                April 30, 1996(3)
          through        June 30,   December 31,           through
       Dec. 31, 1996     1999(1)     1998     1997      Dec. 31, 1996
              $ 10.14     $14.32    $12.55   $10.91             $10.14
               ------      -----      ----     ----              -----
                 0.01       0.02     (0.06)   (0.05)             (0.03)
                 1.10       1.62      2.17     2.63               1.08
               ------      -----      ----     ----              -----
                 1.11       1.64      2.11     2.58               1.05
               ------      -----      ----     ----              -----
                (0.01)      0.00      0.00     0.00               0.00
                (0.27)      0.00     (0.18)   (0.84)             (0.27)
                (0.01)      0.00     (0.16)   (0.10)             (0.01)
                 0.00       0.00      0.00     0.00               0.00
               ------      -----      ----     ----              -----
                (0.29)      0.00     (0.34)   (0.94)             (0.28)
               ------      -----      ----     ----              -----
              $ 10.96     $15.96    $14.32   $12.55             $10.91
               ------      -----      ----     ----              -----
               ------      -----      ----     ----              -----
                10.89%     11.45%    15.58%   23.64%             10.34%
              $13,552     $6,307    $6,017   $5,691             $2,210
                 2.36%      2.22%     2.21%    2.48%              3.25%
                 1.51%      2.05%     2.04%    2.14%              2.24%
                 0.13%      0.28%    -0.46%   -0.40%             -0.75%
                64.89%     57.65%    74.52%   63.62%             64.89%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Stock Funds
                                    ------------------------------------------------------------------------
                                    Growth and Income Fund
                                    Class A                                                         Class B
                                    ------------------------------------------------------------------------

                                    June 30,      December 31,                                      June 30,
                                    1999(1)      1998       1997       1996      1995      1994     1999(1)
Net asset value, beginning of
 period...........................  $  22.08   $  18.86   $  17.82   $  15.91   $ 13.52   $ 14.01   $ 21.99
                                      ------     ------     ------     ------     -----     -----    ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....      0.05       0.15       0.10       0.14      0.20      0.16      0.00
 Net realized and unrealized gain
 on investments...................      2.99       4.71       4.58       3.06      4.26     (0.34)     2.96
                                      ------     ------     ------     ------     -----     -----    ------
 Total from investment
 operations.......................      3.04       4.86       4.68       3.20      4.46     (0.18)     2.96
                                      ------     ------     ------     ------     -----     -----    ------
LESS DISTRIBUTIONS:
 From net investment income.......     (0.05)     (0.15)     (0.10)     (0.14)    (0.20)    (0.16)     0.00
 From net capital gains...........      0.00      (1.49)     (3.53)     (1.15)    (1.87)    (0.12)     0.00
 In excess of realized gains......      0.00       0.00      (0.01)      0.00      0.00     (0.03)     0.00
 Tax return of capital
 distribution.....................      0.00       0.00       0.00       0.00      0.00      0.00      0.00
                                      ------     ------     ------     ------     -----     -----    ------
 Total distributions..............     (0.05)     (1.64)     (3.64)     (1.29)    (2.07)    (0.31)    (0.00)
                                      ------     ------     ------     ------     -----     -----    ------
Net asset value, end of period....  $  25.07   $  22.08   $  18.86   $  17.82   $ 15.91   $ 13.52   $ 24.95
                                      ------     ------     ------     ------     -----     -----    ------
                                      ------     ------     ------     ------     -----     -----    ------
Total return(3)...................     13.75%     25.83%     26.32%     20.16%    33.06%    -1.24%    13.48%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $318,749   $248,606   $173,796   $138,604   $93,061   $69,590   $23,794
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement...      1.05%      1.06%      1.10%      1.16%     1.24%     1.28%     1.57%
   After expense reimbursement....      1.05%      1.06%      1.10%      1.16%     1.24%     1.04%     1.41%
 Ratio of net investment income to
 average net assets(4)............      0.40%      0.73%      0.51%      0.82%     1.26%     1.21%     0.03%
 Portfolio turnover rate..........     59.61%    106.21%    118.26%     86.66%   125.28%   123.64%    59.61%

                                    Stock Funds
                                    -------------------------------------------------------
                                    Growth and Income Fund
                                    Class B
                                    -------------------------------------------------------
                                                                            July 1, 1994(2)
                                      December 31,                              through
                                     1998      1997      1996      1995      Dec. 31, 1994
Net asset value, beginning of
 period...........................  $ 18.80   $ 17.78   $ 15.89   $ 13.52    $       13.04
                                      -----     -----     -----     -----           ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....     0.05      0.03      0.06      0.10             0.02
 Net realized and unrealized gain
 on investments...................     4.67      4.56      3.05      4.26             0.67
                                      -----     -----     -----     -----           ------
 Total from investment
 operations.......................     4.72      4.59      3.11      4.36             0.69
                                      -----     -----     -----     -----           ------
LESS DISTRIBUTIONS:
 From net investment income.......    (0.04)    (0.03)    (0.07)    (0.12)           (0.06)
 From net capital gains...........    (1.49)    (3.53)    (1.15)    (1.87)           (0.12)
 In excess of realized gains......     0.00     (0.01)     0.00      0.00            (0.03)
 Tax return of capital
 distribution.....................     0.00      0.00      0.00      0.00             0.00
                                      -----     -----     -----     -----           ------
 Total distributions..............    (1.53)    (3.57)    (1.22)    (1.99)           (0.21)
                                      -----     -----     -----     -----           ------
Net asset value, end of period....  $ 21.99   $ 18.80   $ 17.78   $ 15.89    $       13.52
                                      -----     -----     -----     -----           ------
                                      -----     -----     -----     -----           ------
Total return(3)...................    25.14%    25.82%    19.60%    32.32%            5.32%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $20,951   $18,227   $12,427   $ 4,292    $       1,460
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement...     1.61%     1.69%     1.83%     2.39%            3.25%
   After expense reimbursement....     1.56%     1.49%     1.66%     1.75%            1.66%
 Ratio of net investment income to
 average net assets(4)............     0.24%     0.14%     0.29%     0.84%            0.71%
 Portfolio turnover rate..........   106.21%   118.26%    86.66%   125.28%          123.64%

(1) Unaudited.

(2) Commencement of operations.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
 Returns for periods less than a full year are aggregate (non-annualized) returns.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
     Strategic Growth Fund
     Class A                                                                        Class B
     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  July 1, 1994(2)
     June 30,    December 31,                                    June 30,    December 31,                             through
     1999(1)    1998      1997      1996      1995      1994     1999(1)    1998      1997      1996      1995     Dec. 31, 1994
     $ 17.11   $ 16.36   $ 14.01   $ 12.69   $ 10.00   $ 10.14   $ 16.91   $ 16.22   $ 13.92   $ 12.63   $ 9.98           $ 9.92
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
        0.02      0.09      0.11      0.13      0.10      0.11     (0.03)     0.01      0.05      0.07     0.03            (0.05)
        1.73      1.86      3.65      2.88      2.82     (0.14)     1.72      1.79      3.60      2.85     2.82             0.21
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
        1.75      1.95      3.76      3.01      2.92     (0.03)     1.69      1.80      3.65      2.92     2.85             0.16
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
        0.00     (0.09)    (0.11)    (0.13)    (0.09)    (0.11)     0.00      0.00     (0.05)    (0.07)   (0.06)           (0.10)
        0.00     (1.00)    (1.30)    (1.56)    (0.14)     0.00      0.00     (1.00)    (1.30)    (1.56)   (0.14)            0.00
        0.00     (0.11)     0.00      0.00      0.00      0.00      0.00     (0.11)     0.00      0.00     0.00             0.00
        0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00             0.00
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
        0.00     (1.20)    (1.41)    (1.69)    (0.23)    (0.11)     0.00     (1.11)    (1.35)    (1.63)   (0.20)           (0.10)
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
     $ 18.86   $ 17.11   $ 16.36   $ 14.01   $ 12.69   $ 10.00   $ 18.60   $ 16.91   $ 16.22   $ 13.92   $12.63           $ 9.98
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
       -----     -----     -----     -----     -----     -----     -----     -----     -----      ----     ----            -----
       10.23%    11.22%    26.89%    23.72%    29.14%    -0.28%     9.99%    10.39%    26.23%    23.13%   28.58%            1.57%
     $74,485   $73,626   $54,310   $22,253   $12,223   $ 6,471   $12,608   $12,627   $12,344   $ 5,689   $2,332            $ 327
        1.18%     1.16%     1.21%     1.31%     1.65%     1.74%     1.72%     1.71%     1.82%     2.12%    3.25%            3.25%
        1.18%     1.16%     1.21%     1.31%     1.62%     1.17%     1.66%     1.66%     1.71%     1.81%    2.14%            1.80%
        0.19%     0.52%     0.86%     1.08%     1.03%     1.25%    -0.29%     0.03%     0.37%     0.59%    0.56%            0.82%
       46.92%    89.69%    85.55%   119.87%    73.32%    54.01%    46.92%    89.69%    85.55%   119.87%   73.32%           54.01%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                    Bond Funds
                                    ---------------------------------------------------------------
                                    California Municipal Bond Fund
                                    Class A
                                    ---------------------------------------------------------------

                                    June 30,      December 31,
                                    1999(1)      1998       1997       1996       1995       1994
Net asset value, beginning of
 period...........................  $  11.49   $  11.44   $  11.15   $  11.26   $  10.31   $  11.56
                                      ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....      0.26       0.51       0.53       0.53       0.54       0.59
 Net realized and unrealized gain
 on investments...................     (0.42)      0.16       0.33      (0.11)      0.95      (1.25)
                                      ------     ------     ------     ------     ------     ------
 Total from investment
 operations.......................     (0.16)      0.67       0.86       0.42       1.49      (0.66)
                                      ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 From net investment income.......     (0.26)     (0.51)     (0.53)     (0.53)     (0.54)     (0.59)
 From net capital gains...........      0.00      (0.11)     (0.04)      0.00       0.00       0.00
 In excess of realized gains......      0.00       0.00       0.00       0.00       0.00       0.00
 Tax return of capital
 distribution.....................      0.00       0.00       0.00       0.00       0.00       0.00
                                      ------     ------     ------     ------     ------     ------
 Total distributions..............     (0.26)     (0.62)     (0.57)     (0.53)     (0.54)     (0.59)
                                      ------     ------     ------     ------     ------     ------
Net asset value, end of period....  $  11.07   $  11.49   $  11.44   $  11.15   $  11.26   $  10.31
                                      ------     ------     ------     ------     ------     ------
                                      ------     ------     ------     ------     ------     ------
Total return(3)...................     -1.46%      5.94%      7.97%      3.90%     14.76%     -5.83%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $211,316   $211,938   $195,292   $177,593   $184,283   $171,768
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement...      0.94%      0.94%      0.95%      0.96%      0.96%      0.97%
   After expense reimbursement....      0.84%      0.94%      0.95%      0.96%      0.93%      0.57%
 Ratio of net investment income to
 average net assets(4)............      4.54%      4.43%      4.76%      4.82%      4.98%      5.43%
 Portfolio turnover rate..........      5.54%     14.95%     15.95%     29.28%     25.90%     30.32%


                                    -------------------------------------------------------------

                                    Class B
                                    -------------------------------------------------------------
                                                                                  July 1, 1994(2)
                                    June 30,    December 31,                          through
                                    1999(1)    1998     1997     1996     1995     Dec. 31, 1994
Net asset value, beginning of
 period...........................  $11.50    $11.45   $11.15   $11.26   $10.32           $10.74
                                     -----      ----     ----     ----     ----            -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss).....    0.22      0.45     0.48     0.48     0.48             0.25
 Net realized and unrealized gain
 on investments...................   (0.43)     0.16     0.34    (0.11)    0.94            (0.42)
                                     -----      ----     ----     ----     ----            -----
 Total from investment
 operations.......................   (0.21)     0.61     0.82     0.37     1.42            (0.17)
                                     -----      ----     ----     ----     ----            -----
LESS DISTRIBUTIONS:
 From net investment income.......   (0.22)    (0.45)   (0.48)   (0.48)   (0.48)           (0.25)
 From net capital gains...........    0.00     (0.11)   (0.04)    0.00     0.00             0.00
 In excess of realized gains......    0.00      0.00     0.00     0.00     0.00             0.00
 Tax return of capital
 distribution.....................    0.00      0.00     0.00     0.00     0.00             0.00
                                     -----      ----     ----     ----     ----            -----
 Total distributions..............   (0.22)    (0.56)   (0.52)   (0.48)   (0.48)           (0.25)
                                     -----      ----     ----     ----     ----            -----
Net asset value, end of period....  $11.07    $11.50   $11.45   $11.15   $11.26           $10.32
                                     -----      ----     ----     ----     ----            -----
                                     -----      ----     ----     ----     ----            -----
Total return(3)...................   -1.83%     5.41%    7.53%    3.39%   14.05%           -1.59%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)..........................  $8,039    $7,983   $8,025   $5,360   $3,162           $1,416
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement...    1.61%     1.63%    1.70%    1.83%    2.24%            3.25%
   After expense reimbursement....    1.43%     1.44%    1.45%    1.46%    1.46%            1.28%
 Ratio of net investment income to
 average net assets(4)............    3.96%     3.94%    4.24%    4.33%    4.42%            4.91%
 Portfolio turnover rate..........    5.54%    14.95%   15.95%   29.28%   25.90%           30.32%

(1) Unaudited.

(2) Commencement of operations.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
    National Municipal Bond Fund
    Class A                                                     Class B
    -----------------------------------------------------------------------------------------------------------------------------
                                                                                                              July 1, 1994(2)
    June 30,    December 31,                                   June 30,    December 31,                           through
    1999(1)    1998      1997      1996      1995      1994     1999(1)    1998     1997     1996     1995     Dec. 31, 1994
    $ 11.56   $ 11.54   $ 11.21   $ 11.39   $ 10.41   $ 11.61   $11.56    $11.55   $11.21   $11.39   $10.41           $10.76
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
       0.26      0.51      0.53      0.52      0.53      0.58     0.23      0.46     0.48     0.46     0.47             0.24
      (0.48)     0.13      0.40     (0.12)     0.98     (1.20)   (0.47)     0.12     0.41    (0.12)    0.98            (0.35)
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
      (0.22)     0.64      0.93      0.40      1.51     (0.62)   (0.24)     0.58     0.89     0.34     1.45            (0.11)
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
      (0.26)    (0.51)    (0.53)    (0.52)    (0.53)    (0.58)   (0.23)    (0.46)   (0.48)   (0.46)   (0.47)           (0.24)
       0.00     (0.11)    (0.07)    (0.06)     0.00      0.00     0.00     (0.11)   (0.07)   (0.06)    0.00             0.00
       0.00      0.00      0.00      0.00      0.00      0.00     0.00      0.00     0.00     0.00     0.00             0.00
       0.00      0.00      0.00      0.00      0.00      0.00     0.00      0.00     0.00     0.00     0.00             0.00
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
      (0.26)    (0.62)    (0.60)    (0.58)    (0.53)    (0.58)   (0.23)    (0.57)   (0.55)   (0.52)   (0.47)           (0.24)
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
    $ 11.08   $ 11.56   $ 11.54   $ 11.21   $ 11.39   $ 10.41   $11.09    $11.56   $11.55   $11.21   $11.39           $10.41
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
      -----     -----     -----     -----     -----     -----    -----      ----     ----     ----     ----            -----
      -1.99%     5.70%     8.56%     3.58%    14.76%    -5.41%   -1.99%     5.08%    8.11%    3.07%   14.16%           -0.99%
    $60,595   $62,558   $58,740   $49,597   $53,387   $50,037   $3,027    $3,244   $3,162   $1,952   $1,051           $  342
       0.98%     0.99%     1.00%     1.01%     1.05%     1.06%    1.95%     1.96%    2.13%    2.29%    3.25%            3.25%
       0.96%     0.99%     1.00%     1.01%     0.91%     0.57%    1.47%     1.49%    1.50%    1.51%    1.44%            1.28%
       4.50%     4.44%     4.72%     4.63%     4.79%     5.35%    3.99%     3.93%    4.21%    4.14%    4.22%            4.72%
       5.50%    21.89%    21.80%    44.76%    53.43%    37.52%    5.50%    21.89%   21.80%   44.76%   53.43%           37.52%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                  Bond Funds
                                  -----------------------------------------------------------------------------------------------
                                  Strategic Income Fund
                                  Class A                                          Class B
                                  -----------------------------------------------------------------------------------------------
                                                                 May 20, 1996(1)                                  May 20, 1996(2)
                                  June 30,     December 31,          through       June 30,      December 31,         through
                                  1999(1)     1998      1997      Dec. 31, 1996    1999(1)      1998      1997     Dec. 31, 1996
Net asset value, beginning of
 period.........................  $  4.98    $  5.16   $  5.16       $  5.00        $ 4.97     $ 5.15    $ 5.15       $  5.00
                                   ------      -----     -----     ---------         -----       ----      ----      --------
INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income (loss)...     0.20       0.38      0.42          0.25          0.18       0.34      0.38          0.23
 Net realized and unrealized
 gain on investments............    (0.20)     (0.15)     0.06          0.18         (0.20)     (0.15)     0.06          0.17
                                   ------      -----     -----     ---------         -----       ----      ----      --------
 Total from investment
 operations.....................    (0.00)      0.23      0.48          0.43         (0.02)      0.19      0.44          0.40
                                   ------      -----     -----     ---------         -----       ----      ----      --------
LESS DISTRIBUTIONS:
 From net investment income.....    (0.20)     (0.38)    (0.42)        (0.25)        (0.18)     (0.34)    (0.38)        (0.23)
 From net capital gains.........     0.00      (0.00)    (0.05)        (0.01)         0.00      (0.00)    (0.05)        (0.01)
 In excess of realized gains....     0.00      (0.00)    (0.01)        (0.01)         0.00      (0.00)    (0.01)        (0.01)
 Tax return of capital
 distribution...................     0.00      (0.03)     0.00          0.00          0.00      (0.03)     0.00          0.00
                                   ------      -----     -----     ---------         -----       ----      ----      --------
 Total distributions............    (0.20)     (0.41)    (0.48)        (0.27)        (0.18)     (0.37)    (0.44)        (0.25)
                                   ------      -----     -----     ---------         -----       ----      ----      --------
Net asset value, end of
 period.........................  $  4.78    $  4.98   $  5.16       $  5.16        $ 4.77     $ 4.97    $ 5.15       $  5.15
                                   ------      -----     -----     ---------         -----       ----      ----      --------
                                   ------      -----     -----     ---------         -----       ----      ----      --------
Total return(3).................    -0.10%      4.03%     9.57%        8.89%         -0.48%      3.25%     8.77%        8.25%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
 (000's)........................  $64,789    $66,375   $37,831       $17,863        $5,911     $7,205    $8,048       $ 2,964
 Ratio of expenses to average
 net assets:(4)
   Before expense
   reimbursement................     1.38%      1.36%     1.51%        1.85%          2.03%      2.01%     2.27%        3.25%
   After expense
   reimbursement................     1.05%      0.80%     0.41%        0.02%          1.80%      1.53%     1.16%        0.74%
 Ratio of net investment income
 to average net assets(4).......     8.06%      7.45%     8.04%        8.19%          7.29%      6.71%     7.29%        7.47%
 Portfolio turnover rate........    56.57%    172.43%   221.42%      187.15%         56.57%    172.43%   221.42%      187.15%

(1) Unaudited.

(2) Commencement of operations.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
 Returns for periods less than a full year are aggregate (non-annualized) returns.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------
    U.S. Government and Mortgage Securities Fund
    Class A                                                           Class B
    --------------------------------------------------------------------------------------------------------------

    June 30,   December 31,                                           June 30,   December 31,
    1999(1)      1998       1997       1996       1995       1994     1999(1)     1998     1997     1996     1995
    $  10.17   $  10.20   $  10.07   $  10.30   $   9.55   $  10.60    $10.17    $10.20   $10.07   $10.30   $ 9.55
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
        0.30       0.63       0.67       0.67       0.69       0.70      0.27      0.58     0.62     0.62     0.64
       (0.31)     (0.03)      0.13      (0.23)      0.75      (1.05)    (0.31)    (0.03)    0.13    (0.23)    0.75
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
       (0.01)      0.60       0.80       0.44       1.44      (0.35)    (0.04)     0.55     0.75     0.39     1.39
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
       (0.30)     (0.63)     (0.67)     (0.67)     (0.69)     (0.70)    (0.27)    (0.58)   (0.62)   (0.62)   (0.64)
        0.00       0.00       0.00       0.00       0.00       0.00      0.00      0.00     0.00     0.00     0.00
        0.00       0.00       0.00       0.00       0.00       0.00      0.00      0.00     0.00     0.00     0.00
        0.00       0.00       0.00       0.00       0.00       0.00      0.00      0.00     0.00     0.00     0.00
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
       (0.30)     (0.63)     (0.67)     (0.67)     (0.69)     (0.70)    (0.27)    (0.58)   (0.62)   (0.62)   (0.64)
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
    $   9.86   $  10.17   $  10.20   $  10.07   $  10.30   $   9.55    $ 9.86    $10.17   $10.20   $10.07   $10.30
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
      ------     ------     ------     ------     ------     ------     -----      ----     ----     ----     ----
       -0.14%      6.06%      8.25%      4.50%     15.50%     -3.30%    -0.37%     5.53%    7.72%    3.98%   14.93%
    $221,129   $216,344   $202,573   $224,301   $255,614   $245,715    $6,335    $6,804   $7,228   $5,888   $3,799
        1.02%      1.02%      1.03%      1.03%      1.04%      1.05%     1.72%     1.72%    1.76%    1.82%    2.27%
        1.02%      1.02%      1.03%      1.03%      1.02%      0.80%     1.51%     1.53%    1.53%    1.53%    1.53%
        5.97%      6.20%      6.67%      6.67%      6.90%      7.05%     5.48%     5.70%    6.16%    6.19%    6.34%
       12.61%     22.70%      3.73%     27.45%     48.39%     16.33%    12.61%    22.70%    3.73%   27.45%   48.39%

     ---------------

     Class B
     ---------------
     July 1, 1994(3)
         through
      Dec. 31, 1994
     $         9.80
              -----
               0.32
              (0.25)
              -----
               0.07
              -----
              (0.32)
               0.00
               0.00
               0.00
              -----
              (0.32)
              -----
     $         9.55
              -----
              -----
               0.69%
     $        1,451
               3.25%
               1.43%
               6.82%
              16.33%

Financial Highlights       selected data for a share outstanding throughout each
period
--------------------------------------------------------------------------------

                                       Money Funds
                                       ----------------------------------------------------------
                                       California Municipal Money Fund
                                       Class A
                                       ----------------------------------------------------------
                                       June 30,    December 31,
                                       1999(1)     1998      1997      1996      1995      1994
Net asset value, beginning of
 period..............................  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                       -------      -----     -----     -----     -----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........    0.012      0.026     0.029     0.028     0.032     0.024
 Net realized and unrealized gain on
 investments.........................    0.000      0.000     0.000     0.000     0.000     0.000
                                       -------      -----     -----     -----     -----     -----
 Total from investment operations....    0.012      0.026     0.029     0.028     0.032     0.024
                                       -------      -----     -----     -----     -----     -----
LESS DISTRIBUTIONS:
 From net investment income..........   (0.012)    (0.026)   (0.029)   (0.028)   (0.032)   (0.024)
 From net capital gains..............    0.000      0.000     0.000     0.000     0.000     0.000
 In excess of realized gains.........    0.000      0.000     0.000     0.000     0.000     0.000
 Tax return of capital
 distribution........................    0.000      0.000     0.000     0.000     0.000     0.000
                                       -------      -----     -----     -----     -----     -----
 Total distributions.................   (0.012)    (0.026)   (0.029)   (0.028)   (0.032)   (0.024)
                                       -------      -----     -----     -----     -----     -----
Net asset value, end of period.......  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                       -------      -----     -----     -----     -----     -----
                                       -------      -----     -----     -----     -----     -----
Total return(3)......................     1.16%      2.67%     2.97%     2.82%     3.22%     2.47%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...  $38,202    $40,483   $44,751   $37,355   $39,439   $42,979
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement......     0.96%      0.99%     0.97%     1.00%     1.00%     1.00%
   After expense reimbursement.......     0.63%      0.67%     0.64%     0.63%     0.67%     0.46%
 Ratio of net investment income to
 average net assets(4)...............     2.33%      2.74%     2.94%     2.78%     3.18%     2.44%
 Portfolio turnover rate.............       --         --        --        --        --        --

                                       Money Funds
                                       ----------------------------------------------------------
                                       National Municipal Money Fund
                                       Class A
                                       ----------------------------------------------------------
                                       June 30,    December 31,
                                       1999(1)     1998      1997      1996      1995      1994
Net asset value, beginning of
 period..............................  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                       -------      -----     -----      ----      ----     -----
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)........    0.013      0.029     0.030     0.029     0.032     0.026
 Net realized and unrealized gain on
 investments.........................    0.000      0.000     0.000     0.000     0.000     0.000
                                       -------      -----     -----      ----      ----     -----
 Total from investment operations....    0.013      0.029     0.030     0.029     0.032     0.026
                                       -------      -----     -----      ----      ----     -----
LESS DISTRIBUTIONS:
 From net investment income..........   (0.013)    (0.029)   (0.030)   (0.029)   (0.032)   (0.026)
 From net capital gains..............    0.000      0.000     0.000     0.000     0.000     0.000
 In excess of realized gains.........    0.000      0.000     0.000     0.000     0.000     0.000
 Tax return of capital
 distribution........................    0.000      0.000     0.000     0.000     0.000     0.000
                                       -------      -----     -----      ----      ----     -----
 Total distributions.................   (0.013)    (0.029)   (0.030)   (0.029)   (0.032)   (0.026)
                                       -------      -----     -----      ----      ----     -----
Net asset value, end of period.......  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                       -------      -----     -----      ----     -----     -----
                                       -------      -----     -----      ----     -----     -----
Total return(3)......................     1.25%      2.95%     3.09%     2.96%     3.26%     2.60%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)...  $ 5,173    $ 5,464   $ 6,579   $ 7,514   $ 7,860   $10,110
 Ratio of expenses to average net
 assets:(4)
   Before expense reimbursement......     1.46%      1.35%     1.31%     1.32%     1.29%     1.25%
   After expense reimbursement.......     0.70%      0.67%     0.68%     0.68%     0.75%     0.49%
 Ratio of net investment income to
 average net assets(4)...............     2.49%      2.91%     3.04%     2.92%     3.21%     2.57%
 Portfolio turnover rate.............       --         --        --        --        --        --

(1) Unaudited.

(2) Commencement of operations.

(3) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period.
 Returns for periods less than a full year are aggregate (non-annualized) returns.

(4) Annualized when the period presented is less than one year.

      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money Fund
          Class A                                           Class B
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               July 1, 1994(2)
June 30,   December 31,                                     June 30,    December 31,                               through
1999(1)    1998      1997      1996      1995      1994     1999(1)     1998      1997      1996      1995      Dec. 31, 1994
$  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00    $        1.00
  -----     -----     -----     -----     -----     -----    ------      -----     -----     -----     -----           ------
  0.019     0.045     0.046     0.046     0.050     0.036     0.015      0.038     0.039     0.040     0.044            0.018
  0.000     0.000     0.000     0.000     0.000     0.000     0.000      0.000     0.000     0.000     0.000            0.000
  -----     -----     -----     -----     -----      ----    ------      -----     -----     -----     -----           ------
  0.019     0.045     0.046     0.046     0.050     0.036     0.015      0.038     0.039     0.040     0.044            0.018
  -----     -----     -----     -----     -----      ----    ------      -----     -----     -----     -----           ------
 (0.019)   (0.045)   (0.046)   (0.046)   (0.050)   (0.036)   (0.015)    (0.038)   (0.039)   (0.040)   (0.044)          (0.018)
  0.000     0.000     0.000     0.000     0.000     0.000     0.000      0.000     0.000     0.000     0.000            0.000
  0.000     0.000     0.000     0.000     0.000     0.000     0.000      0.000     0.000     0.000     0.000            0.000
  0.000     0.000     0.000     0.000     0.000     0.000     0.000      0.000     0.000     0.000     0.000            0.000
  -----     -----     -----     -----     -----     -----    ------      -----     -----     -----     -----           ------
 (0.019)   (0.045)   (0.046)   (0.046)   (0.050)   (0.036)   (0.015)    (0.038)   (0.039)   (0.040)   (0.044)          (0.018)
  -----     -----     -----     -----     -----     -----    ------      -----     -----     -----     -----           ------
$  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00    $        1.00
  -----     -----     -----     -----     -----     -----    ------      -----     -----     -----     -----           ------
  -----     -----     -----     -----     -----     -----    ------      -----     -----     -----     -----           ------
   1.89%     4.60%     4.73%     4.74%     5.13%     3.67%     1.52%      3.81%     3.95%     4.07%     4.45%            3.53%
$53,893   $58,186   $60,033   $65,479   $51,385   $33,448   $   552    $   542   $   165   $   120   $   113    $          28
   1.04%     1.02%     1.02%     1.02%     1.05%     1.08%     4.29%      6.65%     3.25%     3.25%     3.25%            3.25%
   0.68%     0.60%     0.62%     0.52%     0.64%     0.46%     1.43%      1.34%     1.37%     1.18%     1.24%            1.13%
   3.79%     4.49%     4.63%     4.63%     4.99%     3.75%     3.04%      3.61%     3.90%     3.95%     4.34%            3.71%
     --        --        --        --        --        --        --         --        --        --        --               --

Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

  Atlas Assets, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act"), as amended, and offering twelve portfolios. The Company currently consists of the Atlas Balanced Fund, Atlas Emerging Growth Fund, Atlas Global Growth Fund, Atlas Growth and Income Fund, Atlas Strategic Growth Fund, Atlas California Municipal Bond Fund, Atlas National Municipal Bond Fund, Atlas Strategic Income Fund, Atlas U.S. Government and Mortgage Securities Fund, Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, and the Atlas U.S. Treasury Money Fund (a "Fund", or collectively, the "Funds"). All Funds are diversified with the exception of the Atlas California Municipal Money Fund and the Atlas California Municipal Bond Fund which are non-diversified. The Funds offer two classes of shares, Class A and Class B, with the exception of Atlas California Municipal Money Fund and Atlas National Municipal Money Fund which offer only Class A shares. Class A shares are offered at net asset value at the time of purchase while all Class B shares may be subject to a contingent deferred sales charge. Both share classes have equal rights and privileges but have separate distribution plans, class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class B shares will automatically convert to Class A shares sixty months after purchase.

  The investment objective of the Money and Bond Funds is to seek a high level of current income consistent with prudent investment management. The Money Funds seek short-term yields with liquidity and stability of principal. The Bond Funds seek higher long-term yields for investors who can accept price fluctuations. The Stock Funds seek a varying mix of long-term capital growth and current income for investors who can accept price fluctuations.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

  a. Investment Valuation: Bond Fund securities are valued by pricing services. Valuations of portfolio securities furnished by the pricing services are based upon a computerized matrix system and/or appraisals, in each case, in reliance upon information concerning market transactions and quotations from recognized securities dealers. Securities for which quotations are readily available are valued based upon those quotations. Securities for which quotations are not readily available (which constitute the majority of the Bond Funds' securities) are valued at their fair value based upon the information supplied by the pricing services. The methods used by the pricing services and the quality of valuations so established are reviewed by the Company's officers under the general supervision of the Directors of the Company. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

       Money Fund securities have a remaining maturity of 13 months or less and their entire portfolios have a weighted average maturity of 90 days or less. As such, all of the Money Fund securities are valued at amortized cost, which approximates value. If a Money Fund portfolio had a remaining weighted average maturity of greater than 90 days, the portfolios would be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the bid and asked prices.

       Stock Fund securities listed or traded on an exchange are valued at the last sales price on the exchange, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date.

  b. Security Credit Risk: The Atlas Strategic Income Fund may invest any amount of its assets in higher yielding, lower-rated debt securities, including defaulted securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade fixed income securities. The Atlas Global Growth Fund and the Atlas Emerging Growth Fund may also invest in such lower-rated securities, but only to a much more limited extent. As of June 30, 1999, Atlas Strategic Income

--------------------------------------------------------------------------------

       Fund holds securities in default with an aggregate market value of $283,808, representing less than 0.40% of the Fund's net assets.

  c. Municipal Bonds or Notes with "Puts": The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Money Funds' portfolios, municipal bonds and notes as to which the Funds hold a put will be deemed to mature on the last day on which the put may be exercisable.

  d. Variable Rate Demand Notes: The Funds have invested in certain variable interest rate demand notes with maturities greater than 90 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for purposes of calculating the portfolio's weighted average maturity is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

  e. Federal Income Taxes: It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

  f. Security Transactions: As is common in the industry, security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

  g. Allocation of Expenses, Income and Gains and Losses: Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Common expenses, income and gains and losses are allocated daily among share classes of each Fund based on the relative proportion of net assets represented by each class. Other expenses are charged to each Fund as incurred on a specific identification basis and then allocated amongst the share classes or charged to the share class to which the expense is directly attributable.

  h. Investment Income, Expenses and Distributions: Interest income and estimated expenses are accrued daily. Interest on payment-in-kind debt securities is accrued as income at the coupon rate and a market adjustment is made periodically. Dividends are recorded on the ex-dividend date. Dividends-in-kind are recorded as income on the ex-dividend date at the current market value of the underlying security. The Money Funds declare and reinvest dividends daily and pay them monthly. The Bond Funds declare dividends daily and reinvest and pay them monthly. The Stock Funds, with the exception of the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Emerging Growth Fund, which are on an annual schedule, declare, pay and reinvest dividends quarterly. Income for the Atlas Balanced Fund and the Atlas Global Growth Fund for the period ended June 30, 1999 are net of foreign withholding taxes of $1,149 and $31,455, respectively. Distributions of capital gains, if any, will normally be declared and paid once a year.

  i. To-Be-Announced Securities: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may trade portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the pool number and face amount. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. Pursuant to regulation, the Fund sets aside sufficient investment securities as collateral to meet these commitments. TBA commitments as of June 30, 1999 amounted to $2,361,922 for Atlas Strategic Income Fund.

  j. Options: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option is not exercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received less the cost of the closing transaction. When an option is exercised,

Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

       premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized accordingly. These same principles apply to the sale of put options.

  k. Forward Contracts: The Stock Funds and Atlas Strategic Income Fund may enter into forward foreign currency exchange contracts (forward contracts) to hedge specific transactions or portfolio positions and to protect the value of the portfolio against future changes in currency exchange rates. A forward contract is an obligation to purchase or sell a specific currency at an agreed upon future date at a price set on the day of the contract.

       The valuation of forward contracts, which may be owned by the Stock funds and Atlas Strategic Income Fund, is based on the daily closing prices of the forward currency contract rates in the London foreign exchange markets as provided by pricing services. Gains or losses are realized upon the closing or settlement of the forward transaction.

       Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

       The risks associated with forward contracts include the potential default of the other party to the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  l. Repurchase Agreements: The Funds may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

  m. Dollar Roll Transactions: The Atlas U.S. Government and Mortgage Securities Fund and the Atlas Strategic Income Fund may engage in dollar reverse repurchase agreements ("dollar rolls"), which entail the simultaneous sale of securities with an agreement to buy back substantially similar securities at a future date at a price less than the price at which the securities were originally sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential in price between the sale price and repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. Pursuant to regulation, the funds set aside sufficient investment securities as collateral to meet these commitments. Dollar roll transactions involve risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities.

  n. Foreign Currency Translation: Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars at rates reported by selected pricing services on the following basis: Market value of investment, other assets and liabilities -- at the closing rate of exchange at the balance sheet date; purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates such transactions are recorded.

       The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

       Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FC's, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------

  o. The Funds have previously adopted Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." In accordance with the statement, distributions in excess of realized gains have been reflected in the Statements of Changes in Net Assets as follows: Atlas Strategic Income Fund -- $100,831 in 1998 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $4,389 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles; and Atlas Strategic Growth Fund -- $536,779 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles: and Atlas Global Growth Fund -- $62,831 in 1998 resulting from the non-deductibility under Internal Revenue Service regulations of certain wash sales and $480,272 in 1998 resulting from a difference in the required distribution amount determined under excise tax rules versus that determined under generally accepted accounting principles.

  p. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION/DEPRECIATION -- TAX BASIS

  As of June 30, 1999, each Fund had the following unrealized appreciation (depreciation) for federal income tax purposes (in 000's):

                                                                                                                     California
                                       Balanced     Emerging      Global Growth    Growth and    Strategic Growth     Municipal
                                         Fund      Growth Fund        Fund         Income Fund         Fund           Bond Fund
                                       ------------------------------------------------------------------------------------------
Unrealized appreciation..............  $14,483     $ 2,620       $12,152           $ 86,328      $14,973            $  9,348
Unrealized depreciation..............  $(3,152)    $  (901)      $(2,619)          $ (2,974)     $(2,866)           $ (1,634)
                                       ----------------------------------------------------------------------------------------
Net unrealized appreciation..........  $11,331     $ 1,719       $ 9,533           $ 83,354      $12,107            $  7,714
                                       ----------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes..................  $88,266     $11,981       $38,556           $269,774      $75,238            $210,316
                                       ----------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------------

                                       National                  U.S. Government   California        National
                                       Municipal    Strategic     and Mortgage      Municipal       Municipal       U.S. Treasury
                                       Bond Fund   Income Fund   Securities Fund   Money Fund       Money Fund       Money Fund
                                       ----------------------------------------------------------------------------------------
Unrealized appreciation..............  $ 2,503     $   918       $  1,762          $     0       $    0             $     0
Unrealized depreciation..............  $  (665)    $(5,059)      $ (4,577)         $     0       $    0             $     0
                                       ----------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation).......................  $ 1,838     $(4,141)      $ (2,815)         $     0       $    0             $     0
                                       ----------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------------
Cost of securities for federal
income tax purposes..................  $61,023     $77,063       $231,539          $36,704       $5,165             $53,966
                                       ----------------------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------------------

3. SHARE TRANSACTIONS

  The following is a summary of share transactions for the periods ended June 30, 1999 and December 31, 1998 (in 000's):

             Balanced Fund                     Emerging Growth Fund          Global Growth Fund
             Class A           Class B         Class A         Class B       Class A           Class B
     --------------------------------------------------------------------------------------------------------
               1999   1998     1999   1998     1999    1998    1999   1998   1999     1998     1999   1998
Sold...        1,026  3,283    11     35       94      718      6      9      331      926     9      11
Issued
in
reinvestment
of
dividends...      93    322     8     35        0        0      0      0        0       31     0       5
Redeemed...   (1,101)  (992)  (46)   (44)    (325)    (272)   (43)   (30)    (297)    (768)  (34)    (49)
     --------------------------------------------------------------------------------------------------------
Net
increase
(decrease)...     18  2,613   (27)    26     (231)     446    (37)   (21)      34      189   (25)    (33)
     --------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------

Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                                  California Municipal
                     Growth and Income Fund           Strategic Growth Fund       Bond Fund
                     Class A          Class B         Class A         Class B     Class A             Class B
                     -------------------------------------------------------------------------------------------------
                     1999     1998    1999   1998    1999     1998    1999   1998    1999     1998    1999   1998
Sold...............  2,227    2,904   49     52      358      1,547    6     39      1,637    2,694   41     19
Issued in
reinvestment
of dividends.......     22      766    0     61        0        255    0     41        296      683   10     25
Redeemed...........   (793)  (1,623) (48)  (130)    (713)      (817) (75)   (94)    (1,287)  (2,001) (19)   (51)
                     -------------------------------------------------------------------------------------------------
Net increase
(decrease).........  1,456    2,047    1    (17)    (355)       985  (69)   (14)       646    1,376   32     (7)
                     -------------------------------------------------------------------------------------------------
                     -------------------------------------------------------------------------------------------------

                     National Municipal                                             U.S. Government and
                     Bond Fund                       Strategic Income Fund          Mortgage Securities Fund
                     Class A          Class B        Class A        Class B         Class A           Class B
                     -------------------------------------------------------------------------------------------------
                     1999     1998    1999   1998    1999     1998    1999   1998    1999     1998    1999   1998
Sold...............  358      731      6      14     2,673    9,118    19     74     3,634    4,755    15     37
Issued in
reinvestment
of dividends.......   93      221      5      12       270      461    26     56       428      792    13     27
Redeemed........... (395)    (628)   (18)    (19)   (2,727)  (3,573) (257)  (242)   (2,908)  (4,134)  (54)  (104)
                     -------------------------------------------------------------------------------------------------
Net increase
(decrease).........   56      324     (7)      7       216    6,006  (212)  (112)    1,154    1,413   (26)   (40)
                     -------------------------------------------------------------------------------------------------
                     -------------------------------------------------------------------------------------------------

                       California Municipal National Municipal
                       Money Fund           Money Fund           U.S. Treasury Money Fund
                       Class A              Class A              Class A            Class B
                       ----------------------------------------------------------------------------
                       1999      1998       1999      1998       1999      1998     1999       1998
Sold...............    9,230     31,055     1,916     2,701      20,988    50,707   318        800
Issued in
reinvestment
of dividends.......      436      1,091        63       154       1,000     2,506     9         11
Redeemed...........  (11,948)   (36,413)   (2,271)   (3,969)    (26,281)  (55,056) (316)      (434)
                     ------------------------------------------------------------------------------
Net increase
(decrease)...         (2,282)    (4,267)     (292)   (1,114)     (4,293)   (1,843)   11        377
                     ------------------------------------------------------------------------------
                     -----------------------------------------------------------------------------

4. PURCHASES AND SALES OF SECURITIES

  Aggregate purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 were as follows (in 000's):

                                                                          Growth and                California
                                 Balanced    Emerging        Global         Income     Strategic     Municipal
                                   Fund     Growth Fund    Growth Fund       Fund     Growth Fund    Bond Fund
                                 -------------------------------------------------------------------------------
Purchases......................  $20,449    $8,858       $24,871          $188,437    $32,886      $21,036
Sales..........................  $5,499     $10,851      $25,187          $163,670    $41,828      $11,972
                                 -------------------------------------------------------------------------------

                                 National                U.S. Government  California   National
                                 Municipal   Strategic    and Mortgage    Municipal   Municipal   U.S. Treasury
                                 Bond Fund  Income Fund  Securities Fund  Money Fund  Money Fund   Money Fund
                                 ------------------------------------------------------------------------------
Purchases......................  $4,291     $43,784      $45,563          $0          $0          $0
Sales..........................  $3,525     $39,897      $28,193          $0          $0          $0
                                 ------------------------------------------------------------------------------

  At June 30, 1999 the following Funds had capital loss carryovers approximating these amounts for federal income tax purposes (in 000's):

                                                               Expiring December 31,
                                                         ----------------------------------------------------
                                                         2001     2002      2003      2004     2005     2006
U.S. Treasury Money Fund...............................  $ --    $   --    $   --    $   10    $  5    $    7
U.S. Government and Mortgage Securities Fund...........  $487    $5,195    $7,507    $1,491    $280    $   52
Emerging Growth Fund...................................  $ --    $   --    $   --    $   --    $ 28    $1,274

--------------------------------------------------------------------------------

  Such amounts may be used to offset capital gains realized during the subsequent periods indicated and thereby relieve these funds and their shareholders of federal tax liability with respect to the capital gains that are so offset. It is the intention of the Funds not to make distributions from capital gains while they have a capital loss carryover.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

  Atlas Advisers, Inc. (the "Adviser") provides portfolio management services to the U.S. Government and Mortgage Securities Fund and the U.S. Treasury Money Fund and supervises the provision of similar services to the Atlas Municipal Funds by Boston Safe Advisers, Inc. and to the Atlas Stock Funds and Atlas Strategic Income Fund by OppenheimerFunds, Inc. (together, the "Subadvisers"). Each Fund pays the Adviser a management fee for the investment management services who, in turn, pays the Subadvisers. The management fee is based on an annual rate, equal to a percentage of each Fund's average daily net assets, and is paid monthly as follows: .50% of assets up to $500 million and .475% of assets over $500 million for the Money Funds; .55% of assets up to $500 million and .50% of assets over $500 million for the Bond Funds other than Atlas Strategic Income Fund; .70% of assets up to $100 million, .60% of assets of the next $400 million and .50% of assets over $500 million for the Stock Funds other than Atlas Global Growth Fund and Atlas Emerging Growth Fund; .75% of assets up to $100 million, .70% of assets of the next $400 million and .65% of assets over $500 million for the Atlas Strategic Income Fund; and .80% of assets up to $100 million, .75% of assets of the next $400 million and .70% of assets over $500 million for the Atlas Global Growth Fund and the Atlas Emerging Growth Fund.

  Atlas Securities, Inc. (the "Distributor") acts as principal underwriter for all classes of shares of each Fund pursuant to a Principal Underwriting Agreement which provides for a commission to be paid on the redemption of Class B shares held less than five years of the Stock and Bond Funds and the U.S. Treasury Money Fund. The Distributor also receives payments under separate Distribution Plans (the "Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Class A Plan, the Company may reimburse the Distributor up to a maximum of .25% per year of average daily Class A net assets in each Fund, payable on a quarterly basis. Under the Class B Plan, the maximum rate is .75% per year of average daily Class B net assets in each Fund and is payable on a monthly basis.

  Due to voluntary expense waivers in effect during the period ended June 30, 1999, 12b-1 fees relating to Class A shares were assessed and paid to the Distributor at rates, varying by Fund, ranging from 0.00% to .25% per annum. Such fees under the Class B Plan were assessed and paid at rates, varying by Fund, ranging from .67% to .75% per annum. Class A and Class B 12b-1 fees due the Distributor were reduced in the amount of $325,553 and $10,034, respectively. Management fees due the Adviser were reduced by $86,215. The Adviser also absorbed $62,388 of other Fund expenses during the period. During the six months ended June 30, 1999, the Distributor received $134,686 for contingent deferred sales charges paid by sellers of Class B shares. Such sales charges are not an expense of the Funds and thus are not reflected in the accompanying Statements of Operations.

  The Adviser and Distributor are wholly owned subsidiaries of Golden West Financial Corporation. Certain officers and directors of the Company are also officers and/or directors of the Adviser and the Distributor.

  At June 30, 1999, Golden West Financial Corporation owned 80,862 Class A shares in the California Municipal Bond Fund, 45,162 shares in the National Municipal Bond Fund and 116,324 shares in the Emerging Growth Fund.

6. CONCENTRATIONS OF CREDIT RISK

  There are certain concentrations of credit risk, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors as follows:

  The California Municipal Money Fund and the California Municipal Bond Fund have concentrations in California municipal securities.

  The U.S. Government and Mortgage Securities Fund has a concentration in Federal Home Loan Mortgage Corporation and Federal National Mortgage Association securities.

  The U.S. Treasury Money Fund has a concentration in United States Treasury obligations.

Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

  Industry and sector concentrations greater than 10% of a Fund's net assets at June 30, 1999 are as follows:

  The Balanced Fund has 27.24% in U.S. Treasury Notes and 16.79% in banks.

  The Emerging Growth Fund has 14.69% in computer software and 15.31% in consumer goods and services.

  The Global Growth Fund has 18.11% in telecommunications and 12.69% in drugs and health care.

  The Growth and Income Fund has 11.19% in drugs and health care and 10.58% in banks.

  The Strategic Growth Fund has 10.27% in computer hardware.

  The California Municipal Bond Fund has 17.97% in water/sewer, 11.38% in general obligation bonds and 10.65% in airport/seaport.

  The National Municipal Bond Fund has 23.82% in general obligation bonds, 13.66% in public power, 13.63% in health and 10.77% in education.

  The California Municipal Money Fund has 12.29% in housing, 11.91% in community development, 11.65% in water/sewer and 10.95% in prerefunded bonds.

  The National Municipal Money Fund has 23.10% in health and 16.32% in general obligation bonds.

7. FORWARD CONTRACTS

  Open forward contracts in the Funds to purchase and sell foreign currencies as of June 30, 1999 were as follows:

                                                                               Contract
                                                              Settlement        Amount             Valuation as      Unrealized
                                                                 Date          (000's)             of 06/30/99       Gain (Loss)
                                                           ---------------------------------------------------------------------
Strategic Income Fund:
---------------------
Contracts to Purchase:
--------------------
British Pound Sterling...................................  07/19/99-07/27/99       225    GBP       $  354,659        $  (5,526)
Canadian Dollar..........................................  7/12/99                 410    CAD          278,239           (2,872)
European Currency Unit...................................  07/19/99-07/22/99       572    EUR          569,592          (33,129)
Japanese Yen.............................................  08/09/99             63,000    JPY          523,510           (2,279)
Swedish Krona............................................  07/26/99                355    SEK           41,870             (296)
Thai Baht................................................  02/16/00-02/25/00    10,991    TLB          298,806            4,964
                                                                                                    ----------        ---------
                                                                                                    $2,066,676          (39,138)
                                                                                                    ==========        ---------
Contracts to Sell:
---------------
British Pound Sterling...................................  07/15/99-07/27/99       443    GBP       $  698,284           13,636
Canadian Dollar..........................................  07/12/99                620    CAD          420,751              962
European Currency Unit...................................  07/12/99-07/19/99     1,082    EUR          941,381           36,086
Hong Kong Dollar.........................................  01/26/00-01/31/00     1,275    HKD          163,368           (3,368)
Japanese Yen.............................................  07/22/99             37,528    JPY          311,038              362
New Mexican Peso.........................................  7/1/99                3,500    MXP          371,747          (18,122)
New Zealand Dollar.......................................  08/24/99                740    NZD          391,564           14,437
Swedish Krona............................................  07/26/99                355    SEK           41,871               72
Thai Baht................................................  02/16/00-02/25/00    10,991    TLB          298,806          (13,840)
                                                                                                    ----------        ---------
                                                                                                    $3,638,810           30,225
                                                                                                    ==========        ---------
Net unrealized loss......................................                                                             $  (8,913)
                                                                                                                      =========
Global Growth Fund:
-------------------
Contracts to Purchase:
--------------------
European Currency Unit...................................  07/01/99-08/11/99     2,405    EUR       $2,103,454        $(229,716)
                                                                                                    ==========        ---------
Contracts to Sell:
---------------
British Pound Sterling...................................  08/11/99              1,400    GBP       $2,207,368           57,389
Japanese Yen.............................................  09/08/99            178,656    JPY        1,485,392              951
                                                                                                    ----------        ---------
                                                                                                    $3,692,760           58,340
                                                                                                    ==========        ---------
Net unrealized loss......................................                                                             $(171,376)
                                                                                                                      =========

--------------------------------------------------------------------------------

8. FUTURES CONTRACTS

  The Bond and Stock Funds may purchase and sell futures contracts for hedging their investments against changes in value, to manage cash flow, to attempt to enhance income, or as a temporary substitute for purchases or sales of actual securities. These Funds may also buy or write put or call options on these futures contracts.

  The purpose of the acquisition or sale of a futures contract is to protect the involved Fund from adverse fluctuations in interest rates or in market or currency indices and the resulting negative valuation effect on the Fund investments without actually buying or selling securities.

  Upon engaging in a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (initial margin). Subsequent payments (variation margins) to and from the Fund or the broker, must be made daily as the price of the security or the currency rate underlying the futures contract fluctuates, making the long or short position in the futures contract more or less valuable. The Fund recognizes a realized gain or loss when the contract is closed or expires.

  Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation margin.

  Futures contracts (and related options) involve risks to which the Bond and Stock Funds would otherwise not be subject. Inherent risks include the possibility of imperfect correlation between the price of the futures contract or option and the price of the securities or indices being hedged and the possible absence of a liquid secondary market for any particular instrument at any time.

  As of June 30, 1999, the Atlas Strategic Income Fund had outstanding futures contracts to purchase debt securities as follows:

                                                                            Number of                    Unrealized
                                                              Expiration     Futures                   Appreciation/
                                                                 Date       Contracts    Valuation     (Depreciation)
                                                              -------------------------------------------------------
Contracts to Purchase:
--------------------
U.S. Treasury Bonds.........................................  09/99            12        $1,390,875       $(17,234)
                                                                                                          --------
Contracts to Sell:
---------------
U.S. Treasury Notes.........................................  09/99             7        $  778,313         (4,539)
United Kingdom Government Bonds.............................  09/99             1           177,018          2,498
                                                                                                          --------
                                                                                                            (2,041)
                                                                                                          --------
Net unrealized loss.........................................                                              $(19,275)
                                                                                                          ========

9. OPTIONS TRANSACTIONS

  The Bond and Stock Funds may purchase and sell covered exchange listed put and call options on securities, indices and currencies. These options my be on debt securities, financial indices and foreign currencies (Bond Funds) and on stocks, stock and financial indices, foreign government securities or foreign currencies (Stock Funds).

  A Fund may sell covered put options and call options for additional premium income, buy put options in an effort to protect the value of a security in its portfolio against decline in value and buy call options in an effort to protect against a price increase of securities or currencies it intends to purchase. The Bond and Stock Funds may also make offsetting transactions to close open positions.

  A Fund may write a put option as an alternative to purchasing a security. A put option gives the holder the right to sell the underlying security to the Fund at any time during the option period at a predetermined exercise price. Writing

Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

a call option obligates the Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.

  Premiums received are recorded as a liability which is marked to the market daily to reflect the current value of the options. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. If an option expires or is canceled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction, if any, is lesser than or greater than the premium originally received.

  Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

  The risk in writing a call option is that the Fund foregoes the opportunity for profit if the value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund is exposed to a potential loss if the value of the underlying security declines and the option is exercised. Owning an option exposes the Fund to the risk of paying a premium whether the option is exercised or not. Additional risk exists if an illiquid secondary market does not allow for entering into a closing transaction.

  Written option transactions in the Funds for the six months ended June 30, 1999 were as follows:

                                                              Call Options                 Put Options
                                                              -------------------------    ------------------------
                                                               Number of      Amount of     Number of     Amount of
                                                                Options       Premiums       Options      Premiums
                                                              -----------------------------------------------------
Strategic Income Fund:
-----------------------
Options outstanding at December 31, 1998....................   38,971,800     $  6,485              0     $      0
Options written.............................................   52,494,225        6,292      6,836,275       80,970
Options closed or expired...................................  (91,466,025)     (12,777)        (7,370)     (41,833)
Options exercised...........................................            0            0              0            0
                                                              -----------     --------      ---------     --------
Options outstanding at June 30, 1999........................            0     $      0      6,828,905     $ 39,137
                                                              ===========     ========      =========     ========

10. ILLIQUID AND RESTRICTED SECURITIES

  The Funds may invest in securities that are illiquid or restricted. These securities are not registered under the Securities Act of 1933, may be acquired in private placements that may have legal or contractual restrictions preventing their ready disposition, or may be repurchase agreements or time deposits maturing in more than seven days. No Fund will invest in illiquid or restricted assets if, immediately after such purchase, the value thereof, as determined under methods approved by the Board of Directors, would exceed 10% of its net assets. At June 30, 1999, the value of these securities and the resulting percentage of net assets amounted to $675,000 or 0.67% in the Atlas Balanced Fund, $361,089 or 0.76% in the Atlas Global Growth Fund and $2,842,803 or 4.02% in the Atlas Strategic Income Fund. Certain Funds own restricted securities which have been determined to be liquid. These securities are not included in the 10% limitation mentioned above and are identified in the Statements of Investments.

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